UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.
ANNUAL REPORT

June 30, 2020

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.brownadvisory.com/mf/how-to-invest), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling (800) 540-6807 or by enrolling at www.brownadvisory.com/mf.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 540-6807 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	5
Brown Advisory Equity Income Fund	10
Brown Advisory Sustainable Growth Fund	14
Brown Advisory Mid-Cap Growth Fund	18
Brown Advisory Small-Cap Growth Fund	22
Brown Advisory Small-Cap Fundamental Value Fund	29
Brown Advisory Global Leaders Fund	33
Brown Advisory Intermediate Income Fund	36
Brown Advisory Total Return Fund	42
Brown Advisory Strategic Bond Fund	51
Brown Advisory Sustainable Bond Fund	58
Brown Advisory Maryland Bond Fund	65
Brown Advisory Tax-Exempt Bond Fund	70
Brown Advisory Tax-Exempt Sustainable Bond Fund	77
Brown Advisory Mortgage Securities Fund	82
Brown Advisory – WMC Strategic European Equity Fund	92
Brown Advisory Emerging Markets Select Fund	96
Brown Advisory – Beutel Goodman Large-Cap Value Fund	100
Statements of Assets and Liabilities	104
Statements of Operations	109
Statements of Changes in Net Assets	114
Financial Highlights	124
Notes to Financial Statements	132
Report of Independent Registered Public Accounting Firm	147
Additional Information	149

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2020 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2020. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 22.70% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 23.28%.

Equity markets have been quite volatile over this twelve month period as the COVID-19 pandemic put a damper on one the longest running bull markets of all time. Stocks plunged in response to the potential havoc that the pandemic is wreaking on the global economy.  However, despite the murky economic backdrop, the stock market staged a dramatic rebound, driven in large part by mega-capitalization stocks such as Apple, Microsoft, and Amazon. After the initial drawdown the Index posted its largest gain on record in the second quarter of 2020. The Fund managed to keep pace with the rebound and given the defensiveness that the portfolio exhibited during the downdraft, we are satisfied with the relative performance of the portfolio during this period.

Health care was the biggest positive contributor on a relative basis. Dexcom’s performance has been simply amazing in its resiliency, with the stock up 170% over this period. Continuous glucose monitoring (CGM) has rapidly become the standard of care for diabetics to better manage their disease. Fundamental results have been better than expected as diabetes has been designated a co-morbidity factor with COVID-19. Intuitive Surgical and Edwards Lifesciences underperformed as hospitals redirected resources to fighting the virus and many non-emergency procedures such as hernia repairs were delayed. We believe that roughly half of Intuitive’s procedure volume is considered elective and could be delayed. This will undoubtedly negatively impact volumes and revenue in the near term. However, this is not a situation where competitive dynamics have shifted. The global trend toward robotically assisted surgery has a long way to go and Intuitive Surgical Inc. (ISRG) remains the industry leader. Edwards Lifesciences is experiencing a similar slowdown for its minimally invasive heart valve procedure. A heart valve procedure can only be delayed so long before it will become an emergency condition for a patient. Again, this is not a function of heart surgeons opting for another solution, but rather it is a temporary delay of a lifesaving treatment.

Technology was the biggest drag from a relative perspective due in part to the underweight to Apple and Microsoft.  Apple does not meet our growth criteria; however, it now comprises more than 10% of the benchmark. Microsoft is a business model that we quite like, yet at more than 10% of the benchmark, it can be a drag on performance from a relative perspective. Genpact traded down on concerns that its operations in India could be hindered by government actions to contain the virus. The company has contingency plans in place, including the ability for a significant portion of employees to work from home. These plans should enable the company to continue to provide services to its customers, and we believe the stock reaction is overblown.

Some of the portfolio holdings have been hit harder by the pandemic than others, such as industrial company Fortive.  We believe the company can weather the COVID-19 storm given its strong balance sheet and having the financial flexibility to navigate near-term disruption to its end markets. We are keenly focused on avoiding companies with existential risk during this period and do not believe this to be the case with any of our current portfolio holdings.

We maintain a fully invested portfolio. With that in mind, we have been patient with respect to portfolio trading activity. During short periods of heightened uncertainty we become keenly focused on the opportunities that arise due to pricing anomalies. This includes not just looking for new stocks that come into our price range. It also requires being fairly ruthless in trimming, or selling companies within the portfolio, in order to put more capital into our very best investment ideas, where the market has perhaps overreacted. One example is the elimination of our position in online travel (OTA) company Booking Holdings Inc. The OTA industry has become more competitive and more mature which has led to slowing growth for all participants. Given the prevailing negative backdrop on top of the recent malaise for travel, our confidence in the company’s ability to meet our growth requirements for this portfolio was severely diminished. We also took advantage of the volatility by swapping out of our position in TJX Companies into Lululemon Athletica. While nothing at TJX was broken, our action was purely an upgrade from one good business model into an even better one, in our view. We believe Lululemon has an exceptional business model within the athleisure apparel space. The company has complete control over its product line distribution which is rather unique for an apparel company. This gives the company a favorable margin structure coupled with a fast growing top line.  As compared to TJX, Lululemon also benefits from a higher percentage of sales from ecommerce which is becoming even more important both in the near and long term.

The stock market has clearly favored a handful of stocks that are the most obvious beneficiaries of the current environment. Some refer to this phenomenon as the fear of missing out (FOMO) trade as new investors bid up prices of technology and consumer stocks like Amazon as they rebounded.  Currently, the top five stocks in the Index account for nearly 37% of the total market capitalization of the Index. The portfolio has been and continues to be exposed to some of these stocks and the positive trends

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2020

they enjoy. However, we remain unwavering to the pillars of our investment process as they pertain to position sizing, diversification, and our valuation discipline. As such, we are comfortable with the underweight to mega-capitalization stocks. We have seen these kinds of movies before and they always seem to end the same way.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	32.4%
Health Care	22.9%
Industrials	11.4%
Consumer Discretionary	8.9%
Communication Services	7.9%
Consumer Staples	7.3%
Real Estate Investment Trusts	3.9%
Materials	3.2%
Money Market Funds	2.2%
Other Assets and Liabilities	(0.1)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	22.88%	16.17%	16.21%
Investor Shares	22.70%	16.00%	16.04%
Advisor Shares	22.39%	15.71%	15.73%
Russell 1000® Growth Index	23.28%	15.89%	17.23%
S&P 500 Index	7.51%	10.73%	13.99%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.70%	0.85%	1.10%
Net Expense Ratio[2]	0.70%	0.85%	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/growth-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 94.0%

Communication Services — 7.9%
77,133	Alphabet, Inc. — Class C*	109,035,980
873,966	Electronic Arts, Inc.*	115,407,210
		224,443,190
Consumer Discretionary — 8.9%
211,723	Alibaba Group Holding, Ltd. ADR*	45,668,651
48,326	Amazon.com, Inc.*	133,322,735
240,215	Lululemon Athletica, Inc.*	74,949,482
		253,940,868
Consumer Staples — 7.3%
1,119,060	Brown-Forman Corp.	71,239,360
216,602	Costco Wholesale Corp.	65,675,892
382,203	Estee Lauder Companies, Inc.	72,114,062
		209,029,314
Health Care — 22.9%
546,229	Danaher Corp.	96,589,674
244,465	DexCom, Inc.*	99,106,111
969,989	Edwards Lifesciences Corp.*	67,035,940
203,694	Illumina, Inc.*	75,438,073
167,017	Intuitive Surgical, Inc.*	95,171,297
306,014	Thermo Fisher Scientific, Inc.	110,881,113
790,693	Zoetis, Inc.	108,356,568
		652,578,776
Industrials — 11.4%
306,014	Cintas Corp.	81,509,889
1,189,582	Fortive Corp.	80,487,118
394,796	L3Harris Technologies, Inc.	66,985,038
245,882	Roper Technologies, Inc.	95,466,145
		324,448,190
Information Technology — 32.4%
151,118	Adobe, Inc.*	65,783,177
684,124	Amphenol Corp.	65,545,920
437,613	Autodesk, Inc.*	104,672,654
2,237,334	Genpact, Ltd.	81,707,438
332,932	Intuit, Inc.	98,611,129
362,054	MasterCard, Inc.	107,059,368
675,151	Microsoft Corp.	137,399,980
518,209	NXP Semiconductors NV	59,096,554
717,653	PayPal Holdings, Inc.*	125,036,682
410,852	salesforce.com, Inc.*	76,964,905
		921,877,807
Materials — 3.2%
157,729	Sherwin-Williams Co.	91,143,703
Total Common Stocks (Cost $1,347,218,113)		2,677,461,848

Real Estate Investment Trusts — 3.9%
368,665	SBA Communications Corp.	109,832,677
Total Real Estate Investment Trusts (Cost $34,150,272)		109,832,677

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
63,644,358	First American Government
	Obligations Fund — Class Z, 0.06%#	63,644,358
Total Short-Term Investments (Cost $63,644,358)		63,644,358
Total Investments — 100.1% (Cost $1,445,012,743)		2,850,938,883
Liabilities in Excess of Other Assets — (0.1)%		(4,042,235)
NET ASSETS — 100.0%		$2,846,896,648

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 11.12% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 7.51%.

The Index peaked at 3,386 on February 19—before the ferocious selling related to the COVID-19 pandemic. The Index bottomed at 2,237 on March 23, at which point the markets were down approximately 34% from the peak in 23 trading days. Since hitting the bottom, we saw a sharp rebound and by June 8 the Index had recovered all of its losses for the year. This is one of the sharpest corrections and fastest rebounds on record. The Fund fell behind the benchmark during the market decline but surpassed the benchmark during the current upswing.

Stock selection was a more meaningful contributor to the return than our sector allocation relative to the Index. Consumer discretionary, consumer staples and real estate contributed the most to the portfolio’s return relative to the Index due to a higher return than the benchmark. Energy also detracted from the return relative to the Index. While the weightings were similar, the holdings in the portfolio did not increase as much as those in the Index.

The biggest contributors to returns in the twelve-month period were Microsoft Corp., a leading technology services and software business, Apple Inc., a manufacturer of various personal digital, computing and communications devices, Lowe’s Companies, Inc., a leading home improvement retailer, PayPal Holdings, Inc., a digital payments company and Facebook, a leader in social media. These companies achieved strong business results and we continue to like their long-term prospects.

The largest detractors to returns were Delta Air Lines, an airline, Berkshire Hathaway, Inc., a diversified insurance and industrial company (Warren Buffett’s company), Cimarex Energy Co., an independent oil and gas exploration and production company, Suncor Energy, an integrated Canadian energy company and Kinder Morgan, a pipeline transportation company. Delta Air Lines declined sharply with the severe disruptions in travel. Berkshire Hathaway modestly detracted from the portfolio’s return, after reporting results that underwhelmed investors. The effect of COVID-19 on the economy negatively impacted the company’s earnings. The three energy-related holdings were challenged by lower crude oil prices and poor investor sentiment toward the sector. We eliminated small holding Cimarex Energy in favor of consolidating our oil related investments by adding to Suncor Energy which we believe is a stronger company to own with oil prices at a low. We sold Delta Air Lines due to the extremely difficult present time for the airline industry.

Our level of activity picked up during the market declines in the first and second quarters. The broad market sell-off allowed us to make investments in new businesses that we believed were fundamentally attractive, but had refrained from buying due to their high share prices. We added four new investments and eliminated five since our December 31, 2019 Semi-Annual Report to shareholders. In addition to these purchases and sales, new holdings Raytheon Technologies Corp., Carrier Global Corp. and Otis Worldwide Corp. were the result of the acquisition of Raytheon Company by United Technologies Corp., a portfolio holding, and the subsequent spin-offs of the Carrier (air conditioning) and Otis (elevator) businesses. We purchased additional shares of Carrier Global Corp. as it was trading at a significant discount to its peer companies.

We initiated a new position in Analog Devices, funded by the elimination of Broadcom. Both are semiconductor companies. We believe that Analog Devices has one of the stronger business models in the semiconductor industry, with high margins and better future growth prospects, in our view. Broadcom’s business strategy shifted since our purchase, leading us to prefer Analog Devices.

We exited Charles Schwab as its earnings will be under pressure due to the low interest rate environment. We eliminated Wells Fargo in favor of investing in Blackstone Group. We believe that Blackstone has the strongest platform among alternative asset managers and is likely to benefit from the prevailing low interest rate environment. Wells Fargo’s growth has been limited by consent decrees that stemmed from the fraudulent opening of new accounts.

We added Dollar Tree, an American retail chain operating a variety of discount stores. The company has faced challenges delivering on expected synergies from its 2015 acquisition of Family Dollar. We believe the management team has initiatives in place to improve comparable sales and margins at Family Dollar to realize value.

We purchased Intuit, the leader of accounting solutions for small businesses (QuickBooks) and tax preparation solutions for consumers (TurboTax). We believe that Intuit has a large addressable market, dominant position, wide moat and a strong balance sheet.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2020

We were able to execute on these new investments in a relatively short timeframe, as we had already completed in-depth research and analysis in previous months. We were patiently waiting for attractive prices and the sell-off gave us the opportunity to execute. Had we foreseen the pandemic, we would have unloaded our investment in Delta Airlines and lightened up on our exposure in banks earlier. Nevertheless, there were opportunities to do so in March and April, when there was overreaction and bounce backs. Prices generally respond to news headlines—slowly at first perhaps—but once the news becomes widespread it is definitely priced in—sometimes too much so. We added to stocks as prices declined, picked up new holdings and added to some existing holdings that had declined too much and exited some where we felt the future became less attractive or less clear for longer. We are pleased to report that the changes we executed have contributed positively to the portfolio performance.

During these volatile times, it has become a recurring theme of our letters to remind readers that it is difficult to predict where the market is going next week, next month or next year—though we expect an upward bias over time, based on long-term economic progress. As we have said before, getting out at the peak and getting back in at the bottom is mostly a fool’s errand and not something we contemplate. The quick reversal of the market in a short period is a testament that it is time, and not timing, that usually works in favor of long-term equity investors.

The recent equity market rebound should by no means lull one into believing that problems related to the health and financial crises are behind us. Virtually every country in the Western Hemisphere has been in a lockdown for most of the quarter, which has caused tremendous economic pain in many sectors of the economy and has resulted in unprecedented levels of unemployment from which the world has yet to recover. In the U.S., real gross domestic product (GDP) declined at a 5% annual rate in the first quarter of the year and is likely to contract at an unprecedented pace in the second quarter. The unemployment rate has swung from a 50-year low in February at 3.5%, to an 80-year high in April at 14.7%.

The odds of the market or the economy rebounding to the extent it has would be slim had the Federal Reserve and our elected officials not responded in a big and decisive way in a matter of days by supporting the incomes of households and small businesses. The Fed stepped in to support the flow of credit to households and companies, lowered interest rates to near zero and calmed down international dollar funding markets.

In addition, Congress voted to distribute approximately $2.9 trillion, about 14% of U.S. GDP, in COVID-19 relief. The forcefulness of the actions by central banks and governments have helped reduce the stress that could have amplified the shock associated with the shutdown of the vast swaths of the global economy. We agree with Warren Buffett that we collectively owe a huge debt of gratitude to the Federal Reserve for acting strongly in March and since then. Buffett is convinced that the U.S. will do fine over the long-term. Buffett notes that since the United States’ founding in 1789, it has always been a mistake to bet against America—the American miracle, or the American experiment, has always come through. If a person could pick any time and place in history to be born, America at the present time would be it.

We are also tremendously grateful to the medical staff in hospitals, who are still responding to the ongoing spread of the virus in the U.S.

We usually close our written commentaries with the following statement about our investment approach.

We search for investment bargains among long-term attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time.  Bargains in these types of stocks can arise for various reasons, but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and stretches when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	30.1%
Consumer Discretionary	17.1%
Financials	13.0%
Communication Services	11.0%
Health Care	9.6%
Industrials	6.5%
Consumer Staples	4.7%
Real Estate Investment Trusts	3.1%
Money Market Funds	2.6%
Energy	2.3%
Other Assets and Liabilities	(0.0)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	11.29%	11.23%	14.24%
Investor Shares	11.12%	11.06%	14.07%
Advisor Shares	10.84%	10.78%	13.81%
S&P 500 Index	7.51%	10.73%	13.99%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.58%	0.73%	0.98%
Net Expense Ratio[2]	0.58%	0.73%	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/flexible-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 94.3%

Communication Services — 11.0%
5,631	Alphabet, Inc. — Class A*	7,985,039
12,246	Alphabet, Inc. — Class C*	17,311,068
99,854	Facebook, Inc.*	22,673,848
63,525	Walt Disney Co.	7,083,673
		55,053,628
Consumer Discretionary — 17.1%
67,727	Alibaba Group Holding, Ltd. ADR*	14,608,714
3,778	Amazon.com, Inc.*	10,422,822
8,180	Booking Holdings, Inc.*	13,025,341
206,119	CarMax, Inc.*	18,457,956
56,557	Dollar Tree, Inc.*	5,241,703
152,031	Lowe’s Companies, Inc.	20,542,429
74,279	TJX Companies, Inc.	3,755,546
		86,054,511
Consumer Staples — 4.7%
224,391	Conagra Brands, Inc.	7,891,832
208,632	Hain Celestial Group, Inc.*	6,573,994
425,006	Nomad Foods, Ltd.*	9,116,379
		23,582,205
Energy — 2.3%
430,956	Kinder Morgan, Inc.	6,537,603
287,247	Suncor Energy, Inc.	4,842,984
		11,380,587
Financials — 13.0%
88,186	Ameriprise Financial, Inc.	13,231,427
493,678	Bank of America Corp.	11,724,853
90,327	Berkshire Hathaway, Inc.*	16,124,273
91,517	Blackstone Group, Inc.	5,185,353
119,651	JPMorgan Chase & Co.	11,254,373
249,805	KKR & Co., Inc.	7,713,978
		65,234,257
Health Care — 9.6%
59,100	Agilent Technologies, Inc.	5,222,667
32,967	Anthem, Inc.	8,669,662
209,696	Edwards Lifesciences Corp.*	14,492,091
46,978	Merck & Co., Inc.	3,632,809
55,070	UnitedHealth Group, Inc.	16,242,896
		48,260,125
Industrials — 6.5%
62,767	Canadian National Railway Co.	5,559,273
190,702	Carrier Global Corp.	4,237,399
29,710	General Dynamics Corp.	4,440,457
23,642	Otis Worldwide Corp.	1,344,284
47,291	Raytheon Technologies Corp.	2,914,071
133,885	Stericycle, Inc.*	7,494,882
45,580	United Rentals, Inc.*	6,793,243
		32,783,609
Information Technology — 30.1%
45,082	Accenture PLC	9,680,007
63,168	Analog Devices, Inc.	7,746,923
54,430	Apple, Inc.	19,856,064
22,608	Intuit, Inc.	6,696,264
91,413	MasterCard, Inc.	27,030,824
146,289	Microsoft Corp.	29,771,274
82,526	PayPal Holdings, Inc.*	14,378,505
107,306	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	6,091,762
153,905	Visa, Inc.	29,729,829
		150,981,452
Total Common Stocks (Cost $237,548,844)		473,330,374

Real Estate Investment Trusts — 3.1%
36,611	Crown Castle International Corp.	6,126,851
31,465	SBA Communications Corp.	9,374,052
Total Real Estate Investment Trusts (Cost $7,431,194)		15,500,903

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
13,078,522	First American Government
	Obligations Fund — Class Z, 0.06%#	13,078,522
Total Short-Term Investments (Cost $13,078,522)		13,078,522
Total Investments — 100.0% (Cost $258,058,560)		501,909,799
Liabilities in Excess of Other Assets — (0.0)%		(237,955)
NET ASSETS — 100.0%		$501,671,844

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Equity Income Fund – Investor Shares (the “Fund”) increased 0.24% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 7.51%.

The past 12 months was certainly a historically unusual period for the U.S. stock market. In particular, the second half of the year will be remembered as one of the most volatile periods for investors in recent memory as stocks dropped sharply amid the COVID-19-related business shutdowns. Then, in the final months of the period, stocks rallied just as sharply as investors responded positively to various government actions to contend with the pandemic.

The information technology sector, which is the largest single sector in the Index, played an outsized role in determining the Index’s overall return during the period. Information technology was far and away the best performing sector in the Index, rising 36% compared to the 12% return of the next best sector, which was consumer discretionary. A number of the Fund’s information technology holdings performed well. For instance, Microsoft and Apple both benefitted from the global shift to remote working and distance learning brought on by the pandemic. However, the Fund’s holdings overall in the sector failed to keep pace with the benchmark’s impressive advance.

In contrast to the information technology sector’s attractive results, many other sectors were severely impacted and disrupted by the pandemic. In several instances, the reduced near-term earnings outlook resulted in changes to a company’s stated dividend policy and subsequently prompted changes to the Fund’s holdings. In consumer discretionary, jeanswear maker Kontoor Brands was eliminated prior to the eventual suspension of its dividend. Similarly in the real estate sector, timber products company Weyerhaeuser was eliminated after the unexpected suspension of its dividend. In industrials, Carrier Global was eliminated after the HVAC systems company initially refrained from instituting a dividend upon its separation from previous holding United Technologies. And in the energy sector, oil and gas producer Occidental Petroleum was eliminated after weaker commodity prices resulted in a large reduction in its dividend.

In other instances, the gyrating stock market created opportunities to upgrade the Fund into new holdings with better near-term cash flow stability and superior long-term growth prospects versus prior holdings in our view. Semiconductor maker Analog Devices was added and fellow chip maker Broadcom was sold. Outsourced nursing home services provider Healthcare Services Group was eliminated in favor of a new position in managed care services company UnitedHealth Group. Broadline retailer Target was added and replaced apparel company VF Corp and luxury retailer Tiffany & Co., which received an acquisition offer from a rival. Bank holding company Wells Fargo was sold while asset managers T. Rowe Price Group and Blackstone Group were added. Elsewhere, railroad operator Canadian National Railway was added and agricultural products company Corteva and materials company DuPont de Nemours were both eliminated.

Late in the year, the Fund acquired a small position in a mandatory convertible preferred security with an attractive annual coupon issued by medical products supplier Becton, Dickinson & Co. The purchase marked the Fund’s first non-common stock purchase in several years. As companies adjust to the new operating environment presented by the COVID-19 pandemic, there may be additional opportunities to add similar securities with attractive yields in the months to come.

Dividend growth has been a hallmark of the Fund for the past several years and remains an important consideration when assessing any individual investment opportunity. However, it is reasonable to expect that the overall rate of dividend growth will slow for both the Fund and the Index until the global economy fully recovers from the ongoing COVID-19 pandemic. While the ultimate trajectory of the economic recovery remains uncertain, the Fund’s investment process and core objective remain unchanged. As always, the goal is to construct the best possible portfolio of investments offering above-average yields with a strong potential for future growth at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	24.4%
Health Care	18.2%
Financials	14.6%
Consumer Discretionary	12.9%
Consumer Staples	7.1%
Real Estate Investment Trusts	5.3%
Industrials	4.8%
Materials	3.9%
Energy	3.4%
Money Market Funds	3.3%
Communication Services	2.3%
Other Assets and Liabilities	(0.2)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/29/11)
Institutional Shares[1]	0.46%	7.40%	9.86%
Investor Shares	0.24%	7.24%	9.69%
Advisor Shares	0.05%	6.99%	9.43%
S&P 500 Index	7.51%	10.73%	13.47%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.81%	0.96%	1.21%
Net Expense Ratio[2]	0.81%	0.96%	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/equity-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 91.3%

Communication Services — 2.3%
45,845	Comcast Corp.	1,787,038

Consumer Discretionary — 12.9%
17,181	Best Buy Co., Inc.	1,499,386
15,341	Hasbro, Inc.	1,149,808
7,994	Home Depot, Inc.	2,002,577
11,881	Lowe’s Companies, Inc.	1,605,360
11,734	McDonald’s Corp.	2,164,571
14,016	Target Corp.	1,680,939
		10,102,641
Consumer Staples — 7.1%
20,699	Altria Group, Inc.	812,436
40,516	Coca-Cola Co.	1,810,255
21,465	Philip Morris International, Inc.	1,503,838
27,148	Unilever NV ADR	1,446,174
		5,572,703
Energy — 3.4%
103,512	Kinder Morgan, Inc.	1,570,277
64,056	Suncor Energy, Inc.	1,079,984
		2,650,261
Financials — 14.6%
13,971	Ameriprise Financial, Inc.	2,096,209
66,618	Bank of America Corp.	1,582,177
22,525	Blackstone Group, Inc.	1,276,266
20,950	Cincinnati Financial Corp.	1,341,429
8,863	Erie Indemnity Co.	1,700,810
21,921	JPMorgan Chase & Co.	2,061,889
11,277	T. Rowe Price Group, Inc.	1,392,710
		11,451,490
Health Care — 17.9%
15,341	AbbVie, Inc.	1,506,179
13,589	Gilead Sciences, Inc.	1,045,538
17,048	Johnson & Johnson	2,397,460
19,360	Medtronic PLC	1,775,312
43,872	Merck & Co., Inc.	3,392,622
26,191	Novartis AG ADR	2,287,522
5,256	UnitedHealth Group, Inc.	1,550,257
		13,954,890
Industrials — 4.8%
8,701	Canadian National Railway Co.	770,648
8,509	General Dynamics Corp.	1,271,755
8,642	Otis Worldwide Corp.	491,384
19,860	Raytheon Technologies Corp.	1,223,773
		3,757,560
Information Technology — 24.4%
10,821	Accenture PLC	2,323,485
7,582	Analog Devices, Inc.	929,857
11,586	Apple, Inc.	4,226,573
17,151	Automatic Data Processing, Inc.	2,553,612
69,931	Cisco Systems, Inc.	3,261,582
28,355	Microsoft Corp.	5,770,526
		19,065,635
Materials — 3.9%
24,395	Dow, Inc.	994,340
9,628	Linde PLC	2,042,195
		3,036,535
Total Common Stocks (Cost $42,132,952)		71,378,753

Preferred Stocks — 0.3%

Health Care — 0.3%
5,176	Becton Dickinson and Co. Depositary Shares*^	275,363
Total Preferred Stocks (Cost $259,007)		275,363

Real Estate Investment Trusts — 5.3%
9,687	American Tower Corp.	2,504,477
23,703	W.P. Carey, Inc.	1,603,508
Total Real Estate Investment Trusts (Cost $2,378,413)		4,107,985

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
2,565,406	First American Government
	Obligations Fund — Class Z, 0.06%#	2,565,406
Total Short-Term Investments (Cost $2,565,406)		2,565,406
Total Investments — 100.2% (Cost $47,335,778)		78,327,507
Liabilities in Excess of Other Assets — (0.2)%		(187,501)
NET ASSETS — 100.0%		$78,140,006

ADR — American Depositary Receipt
*	Non-Income Producing
^
Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company’s filings at sec.gov for additional information.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 22.01% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 23.28%.

We are pleased to have performed in line with the Index during a period marked by tremendous volatility and uncertainty.  Our stock selection remained strong and we added value in health care, industrials, real estate and communication services. Outperformance from these sectors, on a stock specific basis, more than offset underperformance in consumer discretionary, information technology, consumer staples and materials. Sector allocation was a headwind to performance during the period. Our underweight to information technology and our overweight to materials detracted from performance.

The coronavirus epidemic is a terrible human tragedy and we are deeply saddened by the tremendous suffering caused by this event. Our hearts go out to all those affected. The world has been transformed in ways we never would have imagined. Given the uncertainty caused by COVID-19, investor sentiment reflected in the markets is increasingly unpredictable. There has been no shortage of new information—everything from the massive fiscal stimulus to a new surge of COVID-19 hospitalizations. The turmoil that reached a peak in the U.S. at the end of the first quarter crested even higher with world-wide civil protests calling for racial justice.  While the macroeconomic environment remains fluid and is always uncertain, our focus remains unchanged. We seek to identify fundamentally superior companies that are using sustainability strategies to drive strong financial performance.

Taking a closer look at the last twelve months, Amazon and Microsoft led performance but we also had strong results from some less well-known names including West Pharmaceutical Services, Monolithic Power Systems and Tyler Technologies.  West Pharmaceuticals, a leader in drug containment, reported a very strong first quarter and raised guidance.  The company is executing well and we expect more information throughout the remainder of the year on partnerships related to COVID-19 treatments and/or vaccines. Monolithic Power Systems reported solid quarterly results and backlog despite the coronavirus. Demand for the company’s energy-efficient, analog semiconductors continues to be broad-based across multiple end markets including auto, consumer, industrial and data center. Tyler Technologies reported solid growth within its municipal and local government end-market. As more customers demand cloud solutions to manage their information technology infrastructure, we believe Tyler will be in a leadership position to gain market share.

In terms of our largest detractors, Marriott International, Fortive and Unilever were our worst performers during the period. Marriott came under considerable pressure given the lockdown orders in the first half of the year.  The company faces tremendous uncertainty as to the future demand for travel. We sold Marriott during the first quarter and replaced it with Accenture which we believe has a more durable business model and less volatile growth rate. Fortive declined given that the company faces three critical challenges in the near-term: finalize the IPO of its retail fueling business (i.e. Vontier), manage through the cyclical downturn in its largest businesses (Fluke and Tektronix) and integrate its largest acquisition to date, Advanced Sterilization Products (ASP). We believe the management team is up to the task given it was trained in the Danaher Business System prior to the spin out from Danaher. We added to our position during the period. Unilever reported disappointing revenue growth particularly in the developed markets. The duration of share losses in key product areas remains unclear. We sold Unilever in the first quarter and replaced it with Starbucks which we believe has a faster growth rate going forward.

We added six new names to the portfolio during the last twelve months including Accenture, Bio-Rad Laboratories, Etsy, Nike, ServiceNow, and Starbucks.

Bio-Rad is a globally diversified manufacturer of life science and clinical diagnostic instruments, consumables, software and services. The company has leadership positions in DNA and cell analysis, bio-chromatography, blood typing, quality control, and consumables for infectious disease testing. We believe the company’s sustainable business advantage (SBA) advances the discovery process and ultimately improves health outcomes.

Nike is a global manufacturer of footwear and apparel. For the first time in recent memory, the company should be able to grow revenue and margins simultaneously. Margin improvement should come from the increased shift to direct-to-consumer sales, cost reductions, and pricing power. While a new CEO will have to prove himself, and with room to improve on some ESG characteristics, we believe the company has evolved from approaching sustainability as a reputation management issue, to embracing sustainability more broadly as a source of innovation and growth.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2020

Etsy is an e-commerce marketplace that specializes in connecting buyers with personalized, unique, handmade, and vintage items.  Etsy has taken a leadership position in environmental performance and gender diversity. It is the first global e-commerce company to offset 100% of the carbon emissions generated from shipments on its platform and is on track to reach its goal of powering global operations with 100% renewable electricity by 2020.

ServiceNow is a software provider of information technology service management (ITSM) solutions for enterprises across the globe. ServiceNow helps enterprises become more productive and efficient which is its sustainable business advantage (SBA).  Its software helps increase the productivity of new hires and moves more legacy work processes to the cloud.

Starbucks is the premier roaster, marketer, and retailer of specialty coffee globally operating more than 32,000 company and licensed stores in 75 countries. We believe the strength of the brand, beverage-led innovation and digital/mobile investments should drive strong growth going forward. The company has a long history of building a reliable supply of high quality coffee given its focus on ethically-sourced coffee and Fair Trade.

Accenture is a global professional services company providing consulting and outsourcing services to large enterprises across the globe. With thousands of personnel devoted to helping clients solve sustainability challenges, we believe Accenture has the most coverage across the globe in sustainability relative to its peers.

As for deletions during the period, we eliminated Marriott, Unilever, and J.B. Hunt, Mettler-Toledo, Aptiv, and salesforce.com.  We sold Marriott, Aptiv and J.B. Hunt to lower our cyclical exposure and “upgrade” the portfolio into more durable businesses including Accenture, Etsy and Nike. We exited salesforce.com, Mettler-Toledo and Unilever in favor of three faster-growing companies: ServiceNow, Bio-Rad and Starbucks.

We maintain a disciplined process of discerning what we believe are high-quality names poised for steady success–even in uncertain operating environments. Sustainable growth requires management teams to be resilient against many challenges, including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that for many years now have been making the right long-term investments toward their own long-term sustainability and growth.

While we enter the second half of calendar year 2020 with considerable macroeconomic and political uncertainty, we will maintain focus on our disciplined, repeatable formula for stock selection which we believe will enable us to provide attractive long-term returns.

Sincerely,

David Powell, CFA and Karina Funk, CFA
Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	36.5%
Health Care	24.7%
Consumer Discretionary	15.1%
Industrials	8.5%
Materials	4.7%
Real Estate Investment Trusts	4.5%
Communication Services	3.9%
Money Market Funds	1.3%
Other Assets and Liabilities	0.8%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares	22.01%	17.95%	17.75%
Investor Shares	21.82%	17.77%	17.56%
Advisor Shares	21.53%	17.47%	17.28%
Russell 1000® Growth Index	23.28%	15.89%	16.67%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.73%	0.88%	1.13%
Net Expense Ratio[1]	0.73%	0.88%	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 93.4%

Communication Services — 3.9%
81,331	Alphabet, Inc. — Class A*	115,331,425

Consumer Discretionary — 15.1%
56,254	Amazon.com, Inc.*	155,194,660
450,710	Etsy, Inc.*	47,878,923
323,291	Home Depot, Inc.	80,987,629
678,497	NIKE, Inc.	66,526,631
689,959	Starbucks Corp.	50,774,083
985,463	TJX Companies, Inc.	49,825,009
		451,186,935
Health Care — 24.7%
191,128	Bio-Rad Laboratories, Inc.*	86,292,381
738,080	Danaher Corp.	130,514,686
750,280	Edwards Lifesciences Corp.*	51,851,851
265,682	IDEXX Laboratories, Inc.*	87,717,569
174,184	Illumina, Inc.*	64,509,044
311,769	Thermo Fisher Scientific, Inc.	112,966,380
374,801	UnitedHealth Group, Inc.	110,547,555
415,467	West Pharmaceutical Services, Inc.	94,381,638
		738,781,104
Industrials — 8.5%
1,096,615	Fortive Corp.	74,196,971
392,575	Nordson Corp.	74,475,403
627,606	Verisk Analytics, Inc.	106,818,541
		255,490,915
Information Technology — 36.5%
235,183	Accenture PLC	50,498,494
242,638	Adobe, Inc.*	105,622,748
563,218	Analog Devices, Inc.	69,073,056
358,535	Aspen Technology, Inc.*	37,147,811
389,034	Autodesk, Inc.*	93,053,043
387,679	Intuit, Inc.	114,826,643
2,650,041	Marvell Technology Group, Ltd.	92,910,437
761,124	Microsoft Corp.	154,896,345
347,691	Monolithic Power Systems, Inc.	82,402,767
200,617	ServiceNow, Inc.*	81,261,922
236,538	Tyler Technologies, Inc.*	82,050,301
672,338	Visa, Inc.	129,875,532
		1,093,619,099
Materials — 4.7%
881,765	Ball Corp.	61,273,850
400,556	Ecolab, Inc.	79,690,616
		140,964,466
Total Common Stocks (Cost $1,958,560,329)		2,795,373,944

Real Estate Investment Trusts — 4.5%
525,264	American Tower Corp.	135,801,754
Total Real Estate Investment Trusts (Cost $92,129,038)		135,801,754

Short-Term Investments — 1.3%

Money Market Funds — 1.3%
39,662,331	First American Government
	Obligations Fund — Class Z, 0.06%#	39,662,331
Total Short-Term Investments (Cost $39,662,331)		39,662,331
Total Investments — 99.2% (Cost $2,090,351,698)		2,970,838,029
Other Assets in Excess of Liabilities — 0.8%		24,716,157
NET ASSETS — 100.0%		$2,995,554,186

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) increased 5.46% in value. During the same period, the Russell Midcap Growth Index (the “Index”), the Fund’s benchmark, increased 11.91%.

The gains cited above smooth over a meaningful drawdown in U.S equity values in the month of March due to the global pandemic and a subsequent snapback in April, May, and June. During the entire one-year period, several market themes of recent years were surprisingly bolstered by the COVID-19 pandemic and governments’ responses to the crisis. Growth continued to outpace value, large-caps materially beat small-caps, and technology’s lead versus other sectors strengthened. Some trends eased, however. Notably, the yield on the U.S. ten-year Treasury fell 134 basis points to 0.65% and the price of oil was cut by approximately one third.

Most of these market characteristics are interrelated. In our view, investors have continuously paid more for growth in recent years as interest rates stayed low, required returns waned, and growth became scarce late in the cycle. The recent downturn caused by the COVID-19 pandemic surprisingly accentuated this trend. Many technology and health care companies are insulated or benefit from the pandemic’s distinct effects, including consumers sheltering in place, working from home, and vaccine development. Investors rotated into those sectors the past four months, pushing valuations—which we viewed as mildly stretched after the market’s run in 2019—even higher. Meanwhile, cyclicals, or any business requiring physical presence such as those in the travel, retail, and services sectors, have been significantly hindered by the same trends. Simply put, beneficiaries comprise a more meaningful portion of growth and larger-cap styles, while smaller-cap and value-oriented indexes tilt more towards cyclical businesses, rate sensitive financials, and those hindered by the current crisis.

The Fund’s underperformance during the trailing one-year period was concentrated in the last four months. While we detail contributors and detractors below, we believe our “valuation-sensitive” or “traditional growth” style has faced a headwind since February as, perhaps ironically, the market favored more “aggressive growth” approaches. Over the last two years, we invested more in “traditionally defensive” consumer and business-services companies instead of high-growth technology stocks as valuations extended late in the cycle. We believed the former offered superior opportunities over a three- to five-year period and, in some cases, less cyclicality. This bottom-up stock selection led to an underweight in technology. Given the sector’s outperformance, the underweight provided a headwind to the Fund’s relative returns in the past four months and over the entire twelve-month period covered by this review.

Most of our top contributors benefited from the pandemic’s effects captioned above, while the Fund’s largest detractors were hurt by them. Top contributors during the period included Dexcom (DXCM), Etsy (ETSY) and Marvell (MRVL). Dexcom’s (DXCM) shares outperformed largely attributed to continued strong revenue growth. Dexcom also benefited from investors’ views that its continuous glucose monitors (CGMs) were insulated from the COVID-19 pandemic as compared to many other medical device products which could be hurt by a steep decline in hospital admissions. The company also benefitted from investor hope that the pandemic might accelerate the adoption of its hospital-based CGM system. Gross merchandise sales (GMS) growth on Etsy’s (ETSY) marketplace accelerated meaningfully in April as consumers shifted to purchases online. On its first-quarter 2020 earnings call, management guided investors to an 80%-100% GMS growth in the second quarter, up from +32% year-over-year in the first quarter. Marvell (MRVL) posted strong results the last two quarters despite weakness in its storage segment due to COVID-19 as 5G deployments and cloud demand drove growth in its networking division.

The biggest detractors during the period included KAR Auction Services (KAR), Aptiv (APTV), and Marriott (MAR). KAR Auction Services’ share-price fell 44% in the first quarter of 2020 on COVID-19 worries. Stay-at-home policies reduced demand for new cars, which in turn hurts whole-car auctioneers. Marriott faced an unprecedented environment with stay-at-home orders affecting nearly all of its hotels; revenue per available room collapsed almost entirely. We sold our position after a significant bounce in March. We think travel may be hurt for a longer period of time by virus mitigation efforts and that business travel specifically may take longer to recover. Similarly, Aptiv’s exposure to the auto industry under COVID-19 restrictions hurt the stock. We sold our position late in the quarter to fund other opportunities with similar or better risk/reward profiles.

During the period, the Fund added eighteen investments and exited twenty-three positions. Dollar turnover remained within historical norms. Given our three- to five-year investment time-horizon, we expect turnover to range between 20% and 50% annually, depending on market conditions, portfolio needs, and investment opportunities.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2020

Six of the new positions were in health care, three in consumer discretionary, three in information technology, two in industrials, two in communications services, one in consumer staples, and one in the materials sector. We took advantage of the recent drawdown to build positions in Bio-Rad (BIO), Dynatrace (DT), IHS Markit (INFO), Live Nation Entertainment (LYV), Lululemon Athletica (LULU), and Verisk Analytics (VRSK).  Most recently, the Fund purchased Ascendis Pharma (ASND), KLA Corp (KLAC), and Zynga (ZNGA). We also participated in four IPOs during the last twelve months: Datadog (DDOG), Inari Medical (NARI), Royalty Pharma (RPRX), and Shift4 Payments (FOUR).

Despite lower volatility and higher prices, we also found several opportunities to build new positions during the second half of 2019. We bought shares of pesticide-maker FMC Corp (FMC). We believe its business is undergoing a transformation that is not yet fully appreciated by the market. Specifically, we think diamide insecticides acquired from DuPont are growing in excess of other pesticides in FMC’s portfolio largely attributed to a secular shift away from chemicals that harm pollinators. We also think those products carry higher gross margins and can lift the corporate total over our three- to five-year investment time horizon. In addition to FMC, we also built positions in Five Below (FIVE), Bruker Corp (BRKR), Casey’s General Stores (CASY), and Health Equity (HQY).

We sold positions across a variety of sectors: seven in consumer discretionary, four in information technology, four in health care, three in industrials, two in consumer staples, two in financials, and one in the communications services sector. Typically, we sell for three reasons: valuation, structural (an acquisition, for instance), or fundamentals. We sold Fair Isaac (FICO), HEICO (HEI), and Tradeweb (TW) due to valuation. Pfizer acquired Array BioPharma (ARRY) in 2019. We sold a number of other positions throughout the last twelve months, mostly to fund new positions with, in our view, more attractive risk/reward profiles.

As always, we remain committed to achieving attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies that we believe could one day grow much larger. We are grateful for your support and look forward to updating you again.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell Midcap Growth Index (“Index”) measures the performance of the mid-capitalization growth sector of the U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	27.3%
Industrials	18.9%
Health Care	18.8%
Communication Services	9.5%
Consumer Discretionary	8.9%
Money Market Funds	8.1%
Materials	6.8%
Real Estate Investment Trusts	2.8%
Consumer Staples	1.9%
Financials	1.3%
Other Assets and Liabilities	(4.3)%
100.0%

		Since Inception
Average Annual Total Return	One Year	(10/2/17)
Institutional Shares[1]	5.68%	13.23%
Investor Shares	5.46%	13.03%
Russell Midcap Growth Index	11.91%	13.88%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	1.04%	1.19%
Net Expense Ratio[2]	0.70%	0.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mid-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 93.4%

Communication Services — 9.5%
24,354	Electronic Arts, Inc.*	3,215,945
14,678	Liberty Broadband Corp.*	1,793,505
29,620	Live Nation Entertainment, Inc.*	1,313,055
24,223	Match Group, Inc.*	2,593,072
84,977	Pinterest, Inc.*	1,883,940
146,785	Zynga Inc.*	1,400,329
		12,199,846
Consumer Discretionary — 8.9%
14,086	Bright Horizons Family Solutions, Inc.*	1,650,879
31,463	Etsy, Inc.*	3,342,314
5,003	Lululemon Athletica, Inc.*	1,560,986
88,071	National Vision Holdings, Inc.*	2,687,928
21,129	Ross Stores, Inc.	1,801,036
13,296	Shift4 Payments, Inc.*	472,008
		11,515,151
Consumer Staples — 1.9%
14,876	Brown-Forman Corp.	947,006
9,873	Casey’s General Stores, Inc.	1,476,211
		2,423,217
Financials — 1.3%
51,671	KKR & Co., Inc.	1,595,600

Health Care — 18.8%
5,332	Ascendis Pharma A/S ADR*	788,603
14,810	Biohaven Pharmaceutical Holding Co., Ltd.*	1,082,759
6,187	Bio-Rad Laboratories, Inc.*	2,793,368
9,742	Blueprint Medicines Corp.*	759,876
31,266	Bruker Corp.	1,271,901
33,043	Catalent, Inc.*	2,422,052
11,914	Charles River Laboratories International, Inc.*	2,077,206
12,309	Cooper Companies, Inc.	3,491,326
4,278	DexCom, Inc.*	1,734,301
31,200	Edwards Lifesciences Corp.*	2,156,232
6,319	Global Blood Therapeutics, Inc.*	398,918
22,248	HealthEquity, Inc.*	1,305,290
6,700	Inari Medical, Inc.*	324,548
7,240	Neurocrine Biosciences, Inc.*	883,280
2,567	Royalty Pharma PLC*	124,628
7,306	Teleflex, Inc.	2,659,238
		24,273,526
Industrials — 18.9%
13,954	Allegion PLC	1,426,378
35,215	BWX Technologies, Inc.	1,994,578
5,529	Cintas Corp.	1,472,704
14,152	Hexcel Corp.	639,953
85,109	IAA, Inc.*	3,282,654
8,623	IDEX Corp.	1,362,779
30,081	IHS Markit Ltd.	2,271,116
16,982	SiteOne Landscape Supply, Inc.*	1,935,439
26,263	TransUnion	2,285,931
11,453	Verisk Analytics, Inc.	1,949,301
44,496	Waste Connections, Inc.	4,173,280
20,339	Woodward, Inc.	1,577,289
		24,371,402
Information Technology — 27.3%
9,149	Aspen Technology, Inc.*	947,928
12,111	Autodesk, Inc.*	2,896,829
25,013	Booz Allen Hamilton Holding Corp.	1,945,761
12,901	Broadridge Financial Solutions, Inc.	1,627,977
14,942	Datadog, Inc.*	1,299,207
44,365	Dynatrace, Inc.*	1,801,219
82,739	Genpact, Ltd.	3,021,628
47,129	GoDaddy, Inc.*	3,455,970
14,942	Guidewire Software, Inc.*	1,656,321
8,952	Intuit, Inc.	2,651,493
7,965	Jack Henry & Associates, Inc.	1,465,799
10,071	KLA Corp.	1,958,608
93,271	Marvell Technology Group, Ltd.	3,270,081
63,190	Mimecast, Ltd.*	2,632,495
16,851	NXP Semiconductors NV	1,921,688
3,094	ServiceNow, Inc.*	1,253,256
8,294	WEX, Inc.*	1,368,593
		35,174,853
Materials — 6.8%
56,542	Ball Corp.	3,929,104
10,334	Ecolab, Inc.	2,055,949
28,106	FMC Corp.	2,799,920
		8,784,973
Total Common Stocks (Cost $101,011,141)		120,338,568

Real Estate Investment Trusts — 2.8%
12,111	SBA Communications Corp.	3,608,109
Total Real Estate Investment Trusts (Cost $2,837,703)		3,608,109

Short-Term Investments — 8.1%

Money Market Funds — 8.1%
10,387,009	First American Government
	Obligations Fund — Class Z, 0.06%#	10,387,009
Total Short-Term Investments (Cost $10,387,009)		10,387,009
Total Investments — 104.3% (Cost $114,235,853)		134,333,686
Liabilities in Excess of Other Assets — (4.3)%		(5,490,176)
NET ASSETS — 100.0%		$128,843,510

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020 the Brown Advisory Small-Cap Growth Fund – Institutional Shares (the “Fund”) increased 2.18% in value. During the same period, The Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, increased 3.48%.

Performance and Philosophy

While security selection was generally strong throughout the period, returns were punctuated by two relatively distinct environments. The first six months were highlighted by a shift in leadership to very small-cap cyclicals and biotechnology issues. Given that these are areas where the portfolio carries a philosophical underweight, the portfolio underperformed. (It is also worth noting that the first half of calendar year 2019 was a time of meaningful portfolio outperformance, which likely led to some consolidation of absolute gains in the second half of 2019 calendar year.) In the last six months, equity markets were whipsawed by the outbreak of the COVID-19 pandemic. Stock prices experienced a decline and rally of historic proportions. Fortunately, the Fund was able to demonstrate solid downside protection in the late February and March swoon and had several above-average weight positions do exceedingly well during the recovery, allowing the portfolio to outperform. Thus, while it was an absolute and relative roller coaster ride for the full period, the portfolio held its own despite stylistic headwinds largely attributable to overall solid stock selection by our analytical team.

At present, the primary issue still gripping investors is the spread and lethality of the virus and its immediate and intermediate economic impacts. Although we always place great emphasis on portfolio diversification, our team is thinking deeply about our collection of holdings, attempting to achieve “balance” in these uncertain times. As a reminder, our mission is never to try and maximize returns for one given set of economic or market conditions. It is to deliver attractive long-term investment returns in the small-cap equity market, while taking on less risk to achieve that end. Instead of focusing on top-down factors, we aim to reach our goal by focusing our time and attention on finding high-quality, differentiated business franchises that we calculate have a higher-than-average probability of maturing into multi-year “compounders.” It is for this reason that we tend to protect capital reasonably well during volatile periods, but sometimes lag in pronounced “risk-on” environments. This dynamic has served the portfolio well over time and it is particularly important to embrace this ethos given the cross currents investors face today—a topic worth touching on in greater depth.

The Economy and Markets

There has been a great deal written about the divergent paths of the U.S. economy and the U.S. stock market. The former is experiencing an unprecedented negative shock that is historic in nature, and the latter is experiencing a rally in (growth) stocks that is unrelenting. At its outset, the difficulty in assessing the impact of the pandemic on equity prices was that it was an exogenous shock of which both the depth and the duration was unknown. The low point in the market corresponded with this fact. The recovery in prices is linked to a near “goldilocks” combination of monetary and fiscal stimulus (measured in trillions of dollars), a cessation of COVID-19-perceived risk and recent improvements across the board in short-cycle economic data.

The good news is that we know that things are getting better for the economy. The bad news is that we do not know how long the continuous improvement will last or how much of prior peak economic output will be reclaimed and when. If GDP can climb back to its recent highs in short order and grow off the base, it will be quite the accomplishment and the trillions of dollars spent to plug the temporary hole will likely be deemed worth it. However, if the economy is only able to reach 90% to 95% of prior output and then stalls, that would be a terrible predicament. We believe that pundits would surely question whether all of that money merely delayed the inevitable instead of avoiding it. Only time will be able to answer this crucial question. The answer will determine if this is simply a sugar high or something more sustainable in nature.

With the U.S. elections on the horizon, we are likely to err on the side of caution.

Investment Facts and Strategy Impact

Our analytical team has been producing strong stock selection of late, which is fortunate given the investment environment encountered recently. We tend to think of our portfolio as higher “quality.” According to one small-cap strategist, “If your game is quality, then the past quarter was not for you.” Lower quality factors, such as low share price, low return on equity, highly shorted, high leverage and unprofitable stocks led returns across most sectors. As is typical in market rallies, when the recovery gains steam, investors feel more comfortable moving out on the risk curve to source incremental gains. In short, what the pandemic had seemingly destroyed was restored, as headlines of fewer cases and potential vaccines sent many investors to their trading accounts to hit the BUY button.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2020

The leadership dynamics of unprofitable and expensive do not represent tailwinds for the portfolio. In fact, the market rise is somewhat ill-suited to our strategy of seeking to best the Index. We believe that it is truly a testament to the hard work of the colleagues that we work with that have put us in the position we are in today. It is also important to highlight that we are presently underweight both technology and health care, based on our internal sector allocation framework. We are well aware that certain components of the market are gripped by momentum and exceptionally crowded. If the momentum ever turns, there will likely be a lot of investors running for the exits at the same time and we prefer not to get trampled.

We have this mentality because our goal is not to be the best-performing portfolio over any short-time period. Our goal is to build an all-weather portfolio that clients can own through a full market cycle, where upside is driven by bottom-up, individual stock selection and capital conservation is achieved based on the asset quality, diversification and valuation discipline embedded in the portfolio.

Period Contributors and Detractors

Over an extended period of time, we believe that security selection will drive the vast majority of our investment results and attribution. We were pleased to see that during the last twelve months our stock picking added value. However, the portfolio lost ground to the Index due to certain sector allocations. Unfortunately, in early 2020, we had decreased our ownership in businesses with high leverage, no earnings, or extremely expensive valuations as compared to our benchmark. We rotated this capital into historically very stable, predictable and low beta consumer services and business services companies. We would have anticipated that during a very large market drawdown these portfolio tilts would have favored performance. Yet, the unique downside catalyst that was and is COVID-19 actually rendered our tactics ineffective. Stay-at home-orders prompted our stable companies to underperform. And, more astonishingly, it led to market-beating returns from the riskier cohort – non-earners actually bested the small-cap index by roughly 800 basis points! It is for this reason that our overweight in consumer discretionary/services and an underweight to biotechnology (i.e. health care) companies harmed our results.

At the individual company level, the pandemic was the predominant explanatory factor of what separated our winners from losers. We had a diverse set of positive contributors where the underlying investment thesis has played out nicely, but received an incremental boost given their COVID-19 positioning. Zynga, a mobile game developer, is a perceived beneficiary of stay-at-home orders as its casual gamers likely had incremental time to devote to game play. This enhanced engagement supplements a solid fundamental story anchored by new game launches and solid performance by the company’s forever franchises such as Words with Friends. Catalent, a contract drug manufacturer, did not witness a meaningful deterioration in its business due to the pandemic because of the steady nature of pharmaceutical consumption, but it also has benefitted from being selected as a manufacturing partner for several prominent COVID-19 vaccine candidates. Chegg, an online learning aid, was seeing strong subscriber growth and cash flow generation prior to COVID-19, but experienced a significant pick-up in demand as students were forced to turn to online aids as on-campus activities ceased. Hain Celestial Group, a leading producer and distributor of organic and natural products, was making progress against its strategic priorities that were likely accelerated by increased grocery store traffic and sales. And, finally, Dynatrace is a software-as-a-service company whose platform utilizes artificial intelligence and advanced automation to monitor the performance of applications, the underlying hybrid cloud infrastructure and the experience of the customers’ users. As an increasing number of workloads move to the cloud, the company has seen robust growth in existing customer usage and an increasing number of new customers sign up for its service. When companies around the world were forced to have their employees work remotely, it is likely that Dynatrace’s solutions became even more mission critical.

On the other side of the ledger, four out of the top five largest detractors for the period were due to COVID-19. Hexcel Corporation supplies carbon fiber to commercial aerospace original equipment manufacturers and other industrials businesses. Its stock suffered as the outcome for new plane orders deteriorated substantially. Bright Horizons Family Solutions, a leading player in early childhood education and care, was forced to close the majority of its facilities for a period of time due to government stay-at-home orders. Webster Financial Corporation, a Northeast regional bank with a leading HSA business, witnessed a slow down in loan growth and net interest margin compression due to lower interest rates and a flattening yield curve. The position was sold. Covetrus, a position sold prior to the pandemic, failed to realize the promise of the combination of Vets First Choice innovative software platform and Henry Schein’s animal health business despite a compelling long-term rationale. Analysts were forced to lower their cash flow projections, which caused certain leverage ratios to rise instead of fall as the company’s original projections demonstrated. The final detractor for the period was EVO Payments, a global merchant acquirer and processor. While the stock has rallied strongly lately, it sold off materially during the pandemic as payment volumes plunged due to stay-at-home orders.

As is customary, we thoroughly analyze both our successes and failures to understand if there are lessons to be learned. If so, we may make minor alterations to the manner in which we operate with the hope of making or saving our clients more money. We strive to be continuous learners in what is an incredibly competitive business.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2020

Beyond the Highlights

Great attention tends to be paid to the portfolio positions that have the largest positive and negative impact to performance each quarter. Yet, we have found that sometimes it is the investment stories that are outside of the highlights that tend to shed the most light on our process. We hope that the short anecdotes provided in this section help you visualize a bit more clearly how we work.

Over the past 12 to 18 months, we have slowly reduced our technology exposure in favor of health care, which is now the largest sector in the portfolio. The primary driver of this tilt has been what we believe is the likely unsustainable rise in the valuations across much of the information technology landscape and, secondarily, the dramatic changes in our most widely-used benchmark over the last two years. With the hard work of Mark Kelly, our small- and mid-cap health care analyst, we have sifted through dozens of ideas across his area of expertise. We have acted on several select opportunities that fit our preferred “3G” (sustainable growth, sound governance and scalable go-to-market) investment characteristics and are priced as attractive risk/reward opportunities. Phreesia (PHR), a software company providing patient check-in solutions for medical practices, is a good example. Through our network of venture capital and private equity relationships at Brown Advisory, we had known about Phreesia for a few years as a private company, although we had little direct interaction with the management team.

The company develops, maintains and distributes a software-as-a-service-based platform that offers health care providers with a robust suite of solutions to help manage patient intake and other core functions to securely process patient payments. Evident by its description, Phreesia represented an opportunity to add-back software content that had been removed from the portfolio—although with markedly different drivers than the typical mid-market to enterprise software business. It was here where our interest was focused.

In May of 2019, Phreesia began a process of selecting a group of investment banks to arrange “Test-the-Waters” meetings before an official initial public offering roadshow. The purpose of these sessions was to prepare the management team and their “story” for the rigors of the public market and to provide an early look into the business for select, long-term investors. We believe our invitation to these events is a function of our reputation, our multi-year time horizon, and the fact that, while we analyze numerous deals, we are highly selective and committed to the select few we participate in per annum.

After meeting with the Phreesia management team in the spring of last year, we concluded that it was likely that the business and leadership represented a strong fit with our desired portfolio characteristics. In order to validate this gut feel, we reached out to several customers to better understand their experience with the company’s products. We were fortunate to have a contact at a large medical practice that used Phreesia’s software tools. We believe that this provided us with a window into how “sticky” Phreesia’s solutions might be and what type of revenue opportunities might be available to the company through up-sell and cross-sell over time. It was through this conversation, and a few others, that we were able to help validate the management team’s assessment of their total addressable market, which is critical to understanding a company’s runway for growth. We then requested a second meeting with the company in June 2019, to better understand the underlying operations and governance of the business, so we could model how the company might scale over the next few years if our assessment of its top-line growth came to pass.

By the IPO on July 18, 2019, we believed we had a firm handle on the business, discussed the execution of management with a member of the board, validated the solution set with customers and were prepared to make an investment… if the price was right. The IPO was priced at $18 per share—a price we believed provided enough upside given our positive long-term views to participate in the deal. Hopefully, because of our efforts to explain our investment style, we received a reasonably good allocation in what was a rather hot offering. However, despite this allocation, we remained well below our target position weight in the name. For this reason, we participated in the December 13, 2019 secondary offering because we believed it represented an attractive source of liquidity and, given the market’s dramatic rise during the year, it represented a relatively attractive investment opportunity in our space.

Our final push into the name to reach our target of approximately 1% involved a bit of luck. The stock was trading in the mid-$30s until the COVID-19 pandemic hit. As elective procedures and nonessential checkups were cancelled in mass, the price of Phreesia’s stock plummeted back down to its IPO price. The market clearly was worried that practice closures would hamper Phreesia’s go-to-market motion, inhibit its future bookings and reduce patient volumes negatively, which would in turn impact payment processing revenue. Upon assessing the situation, we believed these issues were (hopefully) transient and thought it was possible that certain areas of Phreesia’s virtual software functionality might be able to help its clients during this incredibly difficult period. With this view in mind, we rounded up our stake in the business near its pandemic-induced lows. While this execution was solid, we did leave some gains on the table as we kept a little “dry powder” to potentially increase our position further should

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Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2020

the virus linger, which we believed would negatively impact our medical system for a longer period of time. This was an outcome that we believed would have driven the stock even lower. This did not occur and Phreesia’s equity value soared along with other small-cap growth stocks from the late March lows.

We believe that this review of Phreesia is emblematic of what we are attempting to do in the portfolio. We strive to conduct rigorous, in-depth due diligence and monetize this work as the market serves up prices that we believe are attractive or skewed in favor of our clients. Today, valuations have climbed back toward their previous lofty levels—or higher still if you believe the pandemic-induced hit to earnings is more than a temporary phenomenon—and we are forced to run ever harder in search of ideas that we feel compensate our investors for the risks they are assuming. The good news is that this continues to lead to a growing “on-deck” circle of new ideas, which we believe leaves us prepared to act when the next eventual bout of volatility hits.

Conclusion and Outlook

The first half of 2020 has been nothing less than extraordinary. It started with new all-time highs in equity prices and then witnessed the swiftest market decline by magnitude in recorded history. And now, is once again, on the verge of taking out the old highs reached in February.

During this time, our team has been forced to assess whether any of our companies were at risk of not surviving and, in the same breath, which businesses could thrive on the other side. Whether COVID-19 lingers or vanishes via herd immunity or a vaccine, what were once long-term and slow moving economic and societal changes have been inexorably accelerated. Some of the perceived beneficiaries are now being valued as if they are nearly risk-free investments. More broadly, sectors such as technology and health care have benefited from capital flows that are, dare we say, harkening us back to memories of the late 1990s. We are forced to remember that sometimes great companies do not equal great investments. It is price versus value that matters.

We will continue to do our best to scour the small-cap landscape in pursuit of companies that we believe have promising futures ahead of them where the market has not already priced in all the present and future good news. We have witnessed insane volatility already this year and our goal as a team is to make sure that we are prepared for more should it come our way in the second half of the year.

We believe that investing remains simple—buying solid companies at attractive values—but certainly not easy. We respect and are humbled by the difficulties associated with the long-term game that we play and will strive to continue reporting that we generated solid returns… while taking on less (and, maybe more importantly today, being aware of) risk.

Sincerely,

Chris Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	24.5%
Health Care	22.7%
Industrials	15.6%
Consumer Discretionary	12.2%
Communication Services	6.9%
Money Market Funds	6.8%
Consumer Staples	4.4%
Financials	3.2%
Real Estate Investment Trusts	1.6%
Materials	1.5%
Energy	0.4%
Private Placements	0.1%
Other Assets and Liabilities	0.1%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	2.18%	10.28%	14.00%
Investor Shares	2.02%	10.10%	13.86%
Advisor Shares	1.78%	9.85%	13.54%
Russell 2000® Growth Index	3.48%	6.86%	12.92%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.00%	1.15%	1.40%
Net Expense Ratio[1]	1.00%	1.15%	1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 91.4%

Communication Services — 6.9%
683,586	GCI Liberty, Inc.*	48,616,636
6,197,438	Zynga Inc.*	59,123,559
		107,740,195
Consumer Discretionary — 12.2%
282,275	Bright Horizons Family Solutions, Inc.*	33,082,630
514,875	Chegg, Inc.*	34,630,493
128,308	Choice Hotels International, Inc.	10,123,501
699,211	Clarus Corp.	8,096,863
269,239	Etsy, Inc.*	28,601,259
1,074,445	MakeMyTrip, Ltd.*	16,460,497
735,088	National Vision Holdings, Inc.*	22,434,886
707,836	OneSpaWorld Holdings Ltd.	3,376,378
316,509	Stitch Fix, Inc.*	7,893,734
229,771	TopBuild Corp.*	26,141,047
		190,841,288
Consumer Staples — 4.4%
141,202	Casey’s General Stores, Inc.	21,112,523
1,529,924	Hain Celestial Group, Inc.*	48,207,905
		69,320,428
Energy — 0.4%
270,451	Cactus, Inc.	5,579,404

Financials — 3.2%
580,636	Ares Management Corp.	23,051,249
116,828	Hamilton Lane, Inc.	7,870,703
319,677	Prosperity Bancshares, Inc.	18,982,420
		49,904,372
Health Care — 22.7%
142,097	Acceleron Pharma, Inc.*	13,537,581
273,673	Biohaven Pharmaceutical Holding Co., Ltd.*	20,008,233
253,605	Blueprint Medicines Corp.*	19,781,190
321,704	Bruker Corp.	13,086,919
588,747	Catalent, Inc.*	43,155,155
287,017	Charles River Laboratories International, Inc.*	50,041,414
253,239	Coherus BioSciences, Inc.*	4,522,849
260,639	Encompass Health Corp.	16,141,373
488,165	Establishment Labs Holdings, Inc.*	9,118,922
185,303	Global Blood Therapeutics, Inc.*	11,698,179
257,469	HealthEquity, Inc.*	15,105,706
141,961	Inari Medical, Inc.*	6,876,591
135,190	Integra LifeSciences Holdings Corp.*	6,352,578
237,320	Iovance Biotherapeutics, Inc.*	6,514,434
1,231,438	NeoGenomics, Inc.*	38,149,949
194,592	Neurocrine Biosciences, Inc.*	23,740,224
85,296	Nevro Corp.*	10,190,313
316,532	OrthoPediatrics Corp.*	13,851,440
509,627	Phreesia, Inc.*	14,412,252
410,431	Progyny, Inc.*	10,593,224
152,178	Tabula Rasa HealthCare, Inc.*	8,328,702
		355,207,228
Industrials — 15.6%
451,229	BWX Technologies, Inc.	25,557,611
79,074	ESCO Technologies, Inc.	6,684,125
156,824	Hexcel Corp.	7,091,581
919,228	IAA, Inc.*	35,454,624
85,319	IDEX Corp.	13,483,815
172,456	John Bean Technologies Corp.	14,834,665
237,243	Knight-Swift Transportation Holdings, Inc.	9,895,406
96,589	Mercury Systems, Inc.*	7,597,691
161,900	MSA Safety, Inc.	18,527,836
1,096,573	Nesco Holdings, Inc.*	4,408,223
346,817	SiteOne Landscape Supply, Inc.*	39,526,733
547,364	Waste Connections, Inc.	51,337,270
117,928	Woodward, Inc.	9,145,316
		243,544,896
Information Technology — 24.5%
106,070	Aspen Technology, Inc.*	10,989,913
312,027	BlackLine, Inc.*	25,870,159
61,304	Broadridge Financial Solutions, Inc.	7,735,952
721,074	Dynatrace, Inc.*	29,275,604
310,027	Entegris, Inc.	18,307,094
1,416,550	EVO Payments, Inc.*	32,339,837
1,389,993	Genpact, Ltd.	50,762,544
185,868	Guidewire Software, Inc.*	20,603,468
807,973	Lattice Semiconductor Corp.*	22,938,353
62,738	Littelfuse, Inc.	10,704,985
74,892	MAXIMUS, Inc.	5,276,141
889,604	Mimecast, Ltd.*	37,060,903
836,845	Nuance Communications, Inc.*	21,176,363
485,606	PROS Holdings, Inc.*	21,575,475
48,603	WEX, Inc.*	8,019,981
765,554	Workiva, Inc.*	40,949,483
1,458,171	Zuora, Inc.*	18,591,680
		382,177,935
Materials — 1.5%
130,742	Quaker Chemical Corp.	24,272,252
Total Common Stocks (Cost $1,034,832,039)		1,428,587,998

Private Placements — 0.1%
19,200	Greenspring Global Partners IV-B, L.P.*^†	1,708,120
91,769	Greenspring Global Partners V-B, L.P.*~†	106,250
Total Private Placements (Cost $—)		1,814,370

Real Estate Investment Trusts — 1.6%
205,096	EastGroup Properties, Inc.	24,326,437
Total Real Estate Investment Trusts (Cost $21,580,092)		24,326,437

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Short-Term Investments — 6.8%

Money Market Funds — 6.8%
106,446,544	First American Government
	Obligations Fund — Class Z, 0.06%#	106,446,544
Total Short-Term Investments (Cost $106,446,544)		106,446,544
Total Investments — 99.9% (Cost $1,162,858,675)		1,561,175,349
Other Assets in Excess of Liabilities — 0.1%		1,138,179
NET ASSETS — 100.0%		$1,562,313,528

*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) declined 18.49% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, declined 17.48%.

Over the course of the first half of 2020, we have witnessed the coronavirus morph from a distant and isolated event to a global health crisis. The pandemic has brought both enormous human suffering and economic damage. Small cap companies reflected the initial impact of the financial reverberations. While March 2020 was the weakest month since either October 2008 or October 1987, the full first quarter was the worst quarter since the Depression era.

After the first quarter’s historic decline in the equity markets, the second quarter was marked by rapid price appreciation. The increase in equity prices has been across multiple sectors and virtually all market segments. It has also been in the face of a dramatic increase in unemployment, a surge in levels of delinquent debt, and uncertainty surrounding the duration and ultimate severity of the pandemic. A number of factors seem to be driving the markets higher, including massive fiscal and monetary stimulus, promising potential of several vaccines, and what appears to be a significant increase in speculative behavior by retail investors. While small capitalization share prices have sharply rebounded off the lows of the first quarter, they are still down materially year-to-date and the spread between growth and value stocks continued to widen during the quarter.

For the year ended June 30, 2020, the Fund trailed its benchmark by a narrow margin. Consumer discretionary and information technology were major detractors on a relative basis, down 27.8% and 6.5%, respectively. Contrastingly, communication services and energy provided strong relative contribution, down 1.1% and 27.2%, respectively. Health care was the strongest performing sector on an absolute basis, up 17.1%.

Providence Service Corporation (PRSC) was the top contributor for the period. Shares in the company experienced a strong rebound following a period of pandemic-driven uncertainty as it became clear its medical transportation offerings were more essential and robust than many expected. The company also added new, critical services such as delivery services at the request of state partners. Lastly, management reached an agreement that will release it from paying a significant preferred dividend to a long-standing shareholder which should enhance realized free cash flow.

MFA Financial, Inc. (MFA) was the largest detractor during the period. MFA is a specialty finance business that is focused on the mortgage market. The company is structured as a REIT and its primary asset is a portfolio of sub-prime mortgage-backed securities (MBS) that it opportunistically acquired with steep discounts between 2008 and 2011. Since that time, it has used cash flow and sales from the portfolio to finance other credit-related mortgage investments. We made our initial investment in 2009 and believe the team has acted prudently in order to generate an attractive return-on-equity (ROE) for its shareholders over this time period. As the fixed income markets were dramatically impacted over a short period in mid-March, MFA breached its covenants, and while we believed that the company’s liquidity and sizable pool of unencumbered assets would provide a cushion, we were wrong and sold our investment at a steep loss.

The Fund had the opportunity to add 20 new investments over the course of year. Notable additions include: Cardtronics plc, SPX Corporation, Helen of Troy Limited, and EastGroup Properties.

Cardtronics plc (CATM), which was purchased at the end of 2019, operates a network of 295,000 ATMs worldwide, with 75,000 owned by the company and 220,000 managed for financial institutions and retailers. Driven by $1 billion+ deployed for acquisitions and expanding worldwide, the company grew its topline at a double-digit compound annual growth rate (CAGR) in the past decade amid the secular headwind of cash-to-card conversion at the point of sale. We like the value proposition Cardtronics brings to its partners. The current management team took over in early 2018, and shifted focus to drive organic growth through its existing network and optimize cost to achieve margin expansion.

SPX Corporation (SPXC), purchased during the second quarter of 2020, is a supplier of infrastructure equipment and products. The company operates in three segments: HVAC, detection and measuring, and power business. While the company trades at a sizable discount on a sum of the parts basis, we are attracted to the high levels of free cash flow due to its capital light business model.

Helen of Troy (HELE), purchased in March of 2020, was the second biggest contributor over the past 12 months. Helen of Troy is a manufacturer and distributor of branded small appliances and personal care and household products. Concerns around the impact of the coronavirus on both its products and retail partners presented an attractive entry point to own this company. Helen

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2020

of Troy benefits from market share leading brands that have compelling growth opportunities, in addition to a management team that has a strong track record of accretive mergers and acquisitions.

EastGroup Properties (EGP), also purchased in March 2020, is a REIT that owns industrial properties across Sun Belt markets. EastGroup’s portfolio is focused on smaller (80,000-130,000 square foot), multi-tenant properties in “in-fill” locations close to urban areas. We believe EastGroup’s unique portfolio is well insulated from new supply (which has been concentrated in the larger building types) while still benefitting from the secular growth in demand for industrial real estate. EastGroup has been able to drive consistent high single-digit rent growth over the last several years and has an attractive development pipeline that it can activate selectively over coming years.

The Fund was also active in selling its investments, with 25 eliminations over the course of the year. Fourteen of these sales occurred during the first quarter, when coronavirus-related shutdowns caused uncertainty in many business models. We took the opportunity in the market sell-off to repurpose these proceeds to fund new positions in higher conviction ideas.

There was also one acquisition that occurred during the period. Continental Building Products (CBPX) was acquired in early February, following a deal announced in November 2019, by Saint-Gobain, a European building products conglomerate.

This upcoming earnings season will be very telling. After months of speculation, we will finally see the actual results of companies that have been enduring the pandemic and hear about the prospects for the rest of the year. Given the resurgence of the pandemic as well as the upcoming election, our assumption is that volatility will continue to be elevated. In line with previous volatile market conditions, the team has continued to opportunistically leverage the volatility. We will continue to evaluate current conditions and results in order to assess the ongoing cash flow ability of our existing portfolio of investments, as well as potential new ones.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Financials	27.3%
Industrials	16.8%
Information Technology	13.3%
Consumer Discretionary	10.9%
Communication Services	6.5%
Health Care	6.2%
Real Estate Investment Trusts	5.7%
Money Market Funds	5.1%
Materials	3.1%
Consumer Staples	2.2%
Utilities	1.8%
Energy	1.6%
Real Estate	0.2%
Other Assets and Liabilities	(0.7)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-18.38%	1.01%	9.92%
Investor Shares	-18.49%	0.86%	9.76%
Advisor Shares[2]	-18.71%	0.61%	9.48%
Russell 2000® Value Index	-17.48%	1.26%	7.82%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	1.22%	1.37%	1.62%
Net Expense Ratio[3]	1.22%	1.37%	1.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-fundamental-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
[3]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 89.9%

Communication Services — 6.5%
356,804	GCI Liberty, Inc.*	25,375,900
298,321	Nexstar Media Group, Inc.	24,966,485
		50,342,385
Consumer Discretionary — 10.9%
439,861	Century Casinos, Inc.*	1,825,423
678,145	Core-Mark Holding Co., Inc.	16,923,108
244,816	Culp, Inc.	2,107,866
815,951	Denny’s Corp.*	8,241,105
131,274	Dick’s Sporting Goods, Inc.	5,416,365
1,257,367	Extended Stay America, Inc.	14,069,937
93,012	Helen of Troy, Ltd.*	17,538,343
118,520	Murphy USA, Inc.*	13,344,167
594,154	Regis Corp.*	4,860,180
		84,326,494
Consumer Staples — 2.2%
656,058	Sprouts Farmers Market, Inc.*	16,788,524

Energy — 1.6%
184,157	Natural Gas Services Group, Inc.*	1,154,664
140,917	REX American Resources Corp.*	9,775,412
257,259	Solaris Oilfield Infrastructure, Inc.	1,908,862
		12,838,938
Financials — 27.3%
113,543	Alerus Financial Corp.	2,243,610
358,670	Ameris Bancorp	8,461,025
176,069	Assurant, Inc.	18,186,167
142,161	Kemper Corp.	10,309,516
909,274	National General Holdings Corp.	19,649,411
546,871	OceanFirst Financial Corp.	9,641,336
582,955	Pacific Premier Bancorp, Inc.	12,638,464
260,681	Peapack Gladstone Financial Corp.	4,882,555
165,492	Primerica, Inc.	19,296,367
386,356	Renasant Corp.	9,620,264
647,659	South Mountain Merger Corp.*^	6,955,858
882,210	TriState Capital Holdings, Inc.*	13,859,519
288,678	Triumph Bancorp, Inc.*	7,006,215
337,517	UMB Financial Corp.	17,399,001
647,348	Veritex Holdings, Inc.	11,458,060
164,351	Virtus Investment Partners, Inc.	19,112,378
605,664	Waddell & Reed Financial, Inc.	9,393,849
405,954	Washington Federal, Inc.	10,895,805
		211,009,400
Health Care — 6.2%
352,137	Magellan Health, Inc.*	25,698,958
280,279	Providence Service Corp.*	22,116,816
		47,815,774
Industrials — 16.8%
248,860	Albany International Corp.	14,610,570
375,157	Comfort Systems USA, Inc.	15,287,648
201,266	CRA International, Inc.	7,950,007
545,315	Federal Signal Corp.	16,212,215
154,605	Kadant, Inc.	15,407,934
309,209	McGrath RentCorp	16,700,378
1,114,272	Mueller Water Products, Inc.	10,507,585
189,756	Simpson Manufacturing Co., Inc.	16,007,816
414,664	SPX Corp.*	17,063,424
		129,747,577
Information Technology — 13.3%
150,561	Cabot Microelectronics Corp.	21,009,282
845,503	Cardtronics PLC*	20,275,162
201,577	CTS Corp.	4,039,603
528,206	EchoStar Corp.*	14,768,640
255,082	MAXIMUS, Inc.	17,970,527
245,127	Onto Innovation, Inc.*	8,344,123
190,378	PC Connection, Inc.	8,825,924
166,425	Vectrus, Inc.*	8,176,460
		103,409,721
Materials — 3.1%
238,906	Eagle Materials, Inc.	16,775,980
145,894	Neenah, Inc.	7,215,917
		23,991,897
Real Estate — 0.2%
37,951	CTO Realty Growth, Inc.	1,499,065

Utilities — 1.8%
179,802	Portland General Electric Co.	7,517,522
774,578	Star Group L.P.	6,793,049
		14,310,571
Total Common Stocks (Cost $581,713,870)		696,080,346

Real Estate Investment Trusts — 5.7%
119,142	EastGroup Properties, Inc.	14,131,433
994,819	Essential Properties Realty Trust, Inc.	14,763,114
381,690	Getty Realty Corp.	11,328,559
385,111	Xenia Hotels & Resorts, Inc.	3,593,086
Total Real Estate Investment Trusts (Cost $38,285,462)		43,816,192

Short-Term Investments — 5.1%

Money Market Funds — 5.1%
39,343,921	First American Government
	Obligations Fund — Class Z, 0.06%#	39,343,921
Total Short-Term Investments (Cost $39,343,921)		39,343,921
Total Investments — 100.7% (Cost $659,343,253)		779,240,459
Liabilities in Excess of Other Assets — (0.7)%		(5,443,328)
NET ASSETS — 100.0%		$773,797,131

*	Non-Income Producing
^
Each unit consists of one share of Class A common stock and one-half of one warrant. Each whole warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The warrants expire on June 20, 2024. Refer to the company’s filings at sec.gov for additional information.  Categorized as a Level 2 security as of the date of this report. All other common stocks are categorized as Level 1.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) increased 7.68% in value. During the same period, the FTSE All-World Index (the “Index”), the Fund’s benchmark, increased 2.12%.

The Fund nearly reached its five-year anniversary as of June 30, 2020, and since its July 1, 2015 inception, the Fund has returned 10.52% annualized vs. 6.29% annualized for the benchmark.

Despite having lived through multiple crises before, the speed and ferocity of the COVID-19 crisis of 2020 on people and businesses are unparalleled in the decades that we have been investing. Before we share some of our observations and actions, we hope that you and your families are healthy and safe at this difficult time.

At a time like this, we believe it is even more important to focus on the two key elements of our process which provide our greatest source of investment edge: our long-term vision and understanding of human behavior. As a reminder, the Fund is focused on delivering long-term performance by buying a concentrated portfolio of companies that we believe uniquely satisfy their customers to generate attractive economics for shareholders. We are bottom-up stock-pickers and invest in companies and management teams, not countries, economies or macroeconomic factors. Given its concentration, the Fund’s performance is an output of our stock-picking. Relative performance benefitted from our holdings in a number of sectors, but most notably, from the communication services and information technology sectors.

We have a list of “ready-to-buy” potential investments that we monitor as if we own them. The only questions on investing are price and fit within the portfolio. Over the past year we have invested in four new companies: Roche, Autodesk, Intuit and Aspen Tech. The last three of these purchases all happened within the space of four weeks in March and April as global equity markets fell. In a moment of crisis a couple of potential long-term investments passed our valuation test. Valuation discipline is probably our toughest test as most potential investments fail here. We combine probability into our cash flow based payoff incorporating both base case internal rate of return (IRR) and discounted cash flow (DCF) fair value in order to think about the expected return of each investment. We pass on many good companies when we feel they are simply not inexpensive enough, for we believe that overpaying for good businesses is an ever-present risk for quality-focused investors.

We believe capital allocation is equally as important as stock selection and focus our behavioral work here in order to get big capital behind the big percentage winners and minimizing the impact of our losers. We are happy to report that the Fund outperformed an equal-weighted version of the portfolio; this is the third year running we have achieved this. We would like to thank our investors for their support and for placing their faith in us over the last five years.

Sincerely,

Mick Dillon, CFA and Bertie Thomson, CFA
Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE All-World Index (“Index”) is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	32.4%
Financials	15.4%
Communication Services	14.4%
Industrials	10.7%
Consumer Staples	9.0%
Health Care	5.6%
Materials	5.0%
Consumer Discretionary	4.5%
Money Market Funds	3.0%
Other Assets and Liabilities	0.0%
100.0%

		Since Inception
Average Annual Total Return	One Year	(7/1/15)
Institutional Shares[1]	7.85%	10.68%
Investor Shares	7.68%	10.52%
FTSE All-World Index	2.12%	6.29%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.90%	1.05%
Net Expense Ratio[2]	0.76%	0.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/global-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 31, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 97.0%

China — 6.6%
2,047,901	AIA Group, Ltd.	19,163,449
394,358	Tencent Holdings, Ltd.	25,269,638
		44,433,087
France — 2.2%
148,462	Safran SA	14,933,916

Germany — 6.0%
373,772	CTS Eventim AG & Co. KGaA	15,607,159
137,499	Deutsche Boerse AG	24,884,006
		40,491,165
India — 3.6%
1,732,203	HDFC Bank, Ltd.	24,347,018

Indonesia — 3.2%
100,803,722	Bank Rakyat Indonesia Persero	21,515,862

Netherlands — 3.2%
277,125	Wolters Kluwer NV	21,644,942

Sweden — 2.8%
507,344	Atlas Copco AB	18,851,910

Switzerland — 5.7%
62,470	Roche Holding AG	21,642,703
68,865	Schindler Holding AG	16,325,932
		37,968,635
Taiwan — 3.9%
462,143	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	26,235,858

United Kingdom — 3.0%
373,158	Unilever PLC	20,128,476

United States — 56.8%

Communication Services — 8.4%
21,109	Alphabet, Inc. — Class C*	29,839,893
201,085	Electronic Arts, Inc.*	26,553,274
		56,393,167
Consumer Discretionary — 4.5%
10,945	Booking Holdings, Inc.*	17,428,161
256,066	TJX Companies, Inc.	12,946,697
		30,374,858
Consumer Staples — 6.0%
283,413	Brown-Forman Corp.	18,042,072
117,297	Estee Lauder Companies, Inc.	22,131,597
		40,173,669
Financials — 2.0%
406,673	Charles Schwab Corp.	13,721,147
Health Care — 2.4%
235,954	Edwards Lifesciences Corp.*	16,306,781

Information Technology — 28.5%
92,018	Aspen Technology, Inc.*	9,533,985
77,374	Autodesk, Inc.*	18,507,087
50,516	Intuit, Inc.	14,962,334
601,833	Marvell Technology Group, Ltd.	21,100,265
99,607	MasterCard, Inc.	29,453,790
298,911	Microsoft Corp.	60,831,379
192,332	Visa, Inc.	37,152,772
		191,541,612
Materials — 5.0%
76,827	Ecolab, Inc.	15,284,732
31,968	Sherwin-Williams Co.	18,472,708
		33,757,440
Total United States		382,268,674
Total Common Stocks (Cost $538,512,164)		652,819,543

Short-Term Investments — 3.0%

Money Market Funds — 3.0%
19,955,498	First American Government
	Obligations Fund — Class Z, 0.06%#	19,955,498
Total Short-Term Investments (Cost $19,955,498)		19,955,498
Total Investments — 100.0% (Cost $558,467,662)		672,775,041
Other Assets in Excess of Liabilities — 0.0%		21,312
NET ASSETS — 100.0%		$672,796,353

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) increased 5.55% in value. During the same period, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 6.60%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focus on capital conservation. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

The last half of 2019 was marked by three consecutive Federal Open Market Committee (FOMC) rates reductions to help perpetuate U.S. economic momentum.  At that time, various economic metrics pointed to ongoing weakness in the manufacturing sector while inflation on average remained at or below the Federal Reserve’s 2% target.  Consumer spending remained resilient and expected to generate positive economic impact. This trend changed when COVID-19 started to become more pronounced in the United States, necessitating shelter-in-place orders that stifled economic activity across broad swaths of the economy.

As economic activity ground to a halt and equity markets around the world dropped precipitously, an acute need for cash developed resulting in a severe liquidity crisis in the fixed income markets. In response, the Federal Reserve lowered its policy rate to zero and re-started Quantitative Easing, or buying hundreds of billions in Treasury and agency bonds in March and April which helped to free up capacity among Wall Street banks to conduct customer trading again normally.

In this environment, spreads of all types widened significantly in conjunction with declining Treasury rates.  Our exposure to securitized products such as mortgage-backed and commercial mortgage-backed bonds, which was a source of income and stability in a low spread environment, quickly came under pressure as investors began to aggressively liquidate these securities to raise cash.

As the various monetary and fiscal interventions began to take hold, liquidity began to return to the fixed income markets, especially the corporate bond market. In early March, the new issue bond market re-opened and the torrent of bonds being issued consisted of the best relative value opportunity available.  We aggressively re-positioned the portfolio to capitalize on this opportunity to not only upgrade the overall quality and liquidity profile of the fund, but also to dramatically improve the portfolio’s upside potential in our view. This shift to a greater overweight of corporate bonds was largely funded by a reduction of our exposure to the previously mentioned securitized bonds.

We are pleased with the portfolio’s future potential. Looking forward, there is elevated uncertainty about general economic growth, which is something we will take into account as we position portfolios. However, we will continue to build portfolios that we believe have the potential to generate attractive income while focusing on capital preservation.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	36.8%
U.S. Treasury Notes	19.3%
Mortgage Backed Securities	17.9%
Affiliated Mutual Funds	11.6%
Asset Backed Securities	9.6%
Money Market Funds	4.3%
Municipal Bonds	1.1%
Other Assets and Liabilities	(0.6)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	5.55%	3.18%	2.80%
Advisor Shares	5.32%	2.93%	2.56%
Bloomberg Barclays Intermediate US Aggregate Bond Index	6.60%	3.40%	3.14%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.63%	0.88%
Net Expense Ratio[1]	0.57%	0.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/intermediate-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 36.8%
1,425,000	Air Products and Chemicals, Inc.	1.50%	10/15/2025	1,470,982
1,390,000	American Tower Corp.	2.75%	01/15/2027	1,494,132
1,440,000	Amphenol Corp.	2.05%	03/01/2025	1,501,803
660,000	AT&T, Inc.	4.10%	02/15/2028	755,497
1,445,000	AvalonBay Communities, Inc.	2.30%	03/01/2030	1,520,084
655,000	Booking Holdings, Inc.	4.50%	04/13/2027	753,402
1,475,000	BorgWarner, Inc.	2.65%	07/01/2027	1,515,702
680,000	Boston Properties L.P.	3.65%	02/01/2026	753,549
660,000	BP Capital Markets America, Inc.	3.80%	09/21/2025	745,826
1,371,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,481,901
710,000	Chevron Corp.	2.00%	05/11/2027	744,148
1,275,000	Cigna Corp.^	4.50%	02/25/2026	1,484,298
1,448,000	Clorox Co.	1.80%	05/15/2030	1,464,280
655,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	714,651
703,000	Comcast Corp.	3.40%	04/01/2030	804,482
670,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	762,456
1,355,000	Crown Castle International Corp.	3.30%	07/01/2030	1,493,432
1,045,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,107,930
650,000	Dollar General Corp.	4.15%	11/01/2025	750,910
1,330,000	Dollar Tree, Inc.	4.00%	05/15/2025	1,498,595
730,000	Edison International	4.13%	03/15/2028	772,596
1,420,000	Energy Transfer Operating L.P.	4.50%	04/15/2024	1,541,282
670,000	Exelon Corp.	4.05%	04/15/2030	775,207
1,395,000	FMC Corp.	3.20%	10/01/2026	1,507,969
645,000	General Dynamics Corp.	3.50%	05/15/2025	722,044
1,181,000	Hasbro, Inc.	3.50%	09/15/2027	1,227,304
675,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	713,315
725,000	Hexcel Corp.	3.95%	02/15/2027	778,549
650,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	742,872
650,000	Keysight Technologies, Inc.	4.60%	04/06/2027	765,486
730,000	Kimberly-Clark Corp.	3.10%	03/26/2030	832,276
1,380,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,426,251
760,000	Martin Marietta Materials, Inc.	2.50%	03/15/2030	766,625
658,000	Marvell Technology Group Ltd.	4.88%	06/22/2028	792,551
670,000	Mastercard, Inc.	3.35%	03/26/2030	776,115
695,000	Morgan Stanley	3.75%	02/25/2023	750,324
671,000	NIKE, Inc.	2.75%	03/27/2027	739,820
640,000	Northrop Grumman Corp.	4.40%	05/01/2030	777,418
670,000	NVIDIA Corp.	2.85%	04/01/2030	746,933
1,375,000	NXP BV^	3.88%	06/18/2026	1,541,055
1,350,000	Oracle Corp.	2.80%	04/01/2027	1,476,571
675,000	Procter & Gamble Co.	3.00%	03/25/2030	773,787
1,235,000	SYSCO Corp.	5.95%	04/01/2030	1,554,221
1,490,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	1,492,462
700,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	781,884
1,320,000	TJX Companies, Inc.	3.75%	04/15/2027	1,509,801
1,410,000	Truist Financial Corp.	2.75%	04/01/2022	1,462,120
710,000	UnitedHealth Group, Inc.	2.00%	05/15/2030	744,319
1,435,000	USAA Capital Corp.^	1.50%	05/01/2023	1,472,895
1,430,000	VF Corp.	2.40%	04/23/2025	1,507,030
650,000	Walt Disney Co.	3.80%	03/22/2030	761,775
918,000	Xylem, Inc.	1.95%	01/30/2028	927,785
Total Corporate Bonds & Notes (Cost $52,171,132)				55,978,702

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 17.9%
825,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.53%	09/15/2034	750,487
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.78%	04/15/2036	625,001
700,000	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	1.08%	11/15/2035	692,722
350,000	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	1.48%	11/15/2035	346,014
1,433,101	BX Commercial Mortgage Trust, Series 2019-XL D (1 Month LIBOR USD + 1.45%)^	1.63%	10/15/2036	1,402,007
500,000	BX Commercial Mortgage Trust, Series 2020-BXLP (1 Month LIBOR USD + 1.25%)^	1.43%	12/15/2036	484,214
500,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.48%	11/15/2032	487,908
913,543	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.78%	07/15/2032	902,271
750,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.61%	05/15/2036	738,632
1,000,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.78%	05/15/2036	972,153
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	482,254
846	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	892
103,082	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	2.90%	05/01/2033	103,574
242,415	FHLMC REMIC, Series 4778 GA	4.50%	10/15/2042	244,867
990,821	FHLMC REMIC, Series 4711 NA	3.50%	11/15/2042	1,011,012
1,086,084	FHLMC REMIC, Series 4665 KA	4.00%	12/15/2042	1,111,062
1,026,620	FHLMC REMIC, Series 4747 DA	3.50%	04/15/2043	1,050,188
338,993	FHLMC REMIC, Series 4784 EG	3.50%	06/15/2044	345,143
515,904	FHLMC REMIC, Series 4840 BK	4.50%	09/15/2046	534,700
500,000	FHLMC STACR, Series 2014-DN2 M3 (1 Month LIBOR USD + 3.60%)	3.78%	04/25/2024	445,404
500,000	FHLMC STACR, Series 2014-HQ2 (1 Month LIBOR USD + 3.75%)	3.93%	09/25/2024	515,505
1,773,832	FHMS, Series Q-006 APT1#	2.66%	04/25/2028	1,807,159
391,062	FHMS, Series Q-006 APT2#	2.55%	10/25/2028	399,503
498,639	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	501,259
501,873	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	520,648
562,084	FHMS, Series Q-007 APT2#	3.33%	10/25/2047	608,310
10,321	FNMA, Pool# 628837	6.50%	03/01/2032	11,848
50,019	FNMA, Pool# 663238	5.50%	09/01/2032	55,108
26,997	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	2.89%	11/01/2033	27,223
11,107	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.03%	12/01/2033	11,149
26,227	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.40%	02/01/2034	26,467
155,698	FNMA, Pool# BN0202	5.50%	09/01/2048	176,315
285,302	FNMA REMIC Trust, Series 2016-M5 (1 Month LIBOR USD + 0.72%)	1.44%	04/25/2023	285,970
787,750	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	44,454
329,493	FNMA REMIC Trust, Series 2018-24	3.50%	11/25/2040	332,404
425,425	FNMA REMIC Trust, Series 2013-M6 1AC#	3.55%	02/25/2043	476,456
700,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU D#^	4.09%	12/10/2036	640,304
500,000	FREMF Mortgage Trust, Series 2020-K737#^	3.30%	11/25/2026	522,213
1,150,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.70%	10/25/2039	1,205,729
750,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.16%	05/25/2052	815,592
19,580	GNMA, Pool# 781186X	9.00%	06/15/2030	20,484
700,000	GS Mortgage Securities Corp Trust, Series 2017-500K (1 Month LIBOR USD + 1.00)^	1.18%	07/15/2032	688,810
632,624	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	1.73%	06/15/2034	563,063
700,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.78%	09/17/2029	657,890
500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.54%	07/15/2036	476,830
500,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.23%	05/15/2036	485,224
500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	492,224
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.88%	11/15/2034	895,287
899,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.58%	11/15/2034	872,874
400,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	374,526
Total Mortgage Backed Securities (Cost $27,795,369)				27,241,333

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 9.6%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	570,993
500,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	503,929
500,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	499,293
750,000	DT Auto Owner Trust, Series 2019-3A D^	2.96%	04/15/2025	754,142
218,002	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	235,567
500,000	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	497,365
700,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	689,190
500,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	483,132
500,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.64%	12/19/2036	497,251
998,535	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	1.99%	12/19/2036	991,294
734,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.44%	03/19/2037	724,055
500,000	Invitation Homes Trust, Series 2018-SFRI D (1 Month LIBOR USD + 1.45%)^	1.64%	03/19/2037	488,270
700,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	3.04%	04/20/2026	699,982
500,000	Mariner CLO LLC, Series 2016-3A AR2 (3 Month LIBOR USD + 0.99%)^	2.03%	07/23/2029	492,966
500,000	OCP CLO Ltd., Series 2015-8R (3 Month LIBOR USD + 1.85%)^	2.98%	04/17/2027	491,814
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,002,194
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	401,939
350,000	Palmer Square Loan Funding Ltd., Series 2019-3A A2 (3 Month LIBOR USD + 1.60%)^	1.98%	08/20/2027	344,157
410,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	417,266
700,000	Progress Residential Trust, Series 2017-SFR2 C^	3.40%	12/19/2034	711,076
500,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	508,015
699,149	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	708,838
715,000	Progress Residential Trust, Series 2018-SFR3 D^	4.43%	10/18/2035	738,842
600,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	599,425
500,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	521,478
Total Asset Backed Securities (Cost $14,516,133)				14,572,473

Municipal Bonds — 1.1%
1,600,000	District of Columbia#	0.50%	08/01/2038	1,600,000
Total Municipal Bonds (Cost $1,467,633)				1,600,000

U.S. Treasury Notes — 19.3%
10,000,000	United States Treasury Note	0.38%	03/31/2022	10,036,914
10,000,000	United States Treasury Note	1.63%	08/15/2022	10,310,937
6,000,000	United States Treasury Note	2.25%	03/31/2026	6,640,547
1,910,000	United States Treasury Note	2.88%	05/15/2028	2,254,509
Total U.S. Treasury Notes (Cost $28,061,006)				29,242,907

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 11.6%
1,685,742	Brown Advisory Mortgage Securities Fund — Institutional Shares	17,632,866
Total Affiliated Mutual Funds (Cost $17,277,460)		17,632,866

Short-Term Investments — 4.3%

Money Market Funds — 4.3%
6,524,838	First American Government Obligations Fund — Class Z, 0.06%*	6,524,838
Total Short-Term Investments (Cost $6,524,838)		6,524,838
Total Investments — 100.6% (Cost $147,813,571)		152,793,119
Liabilities in Excess of Other Assets — (0.6)%		(868,997)
NET ASSETS — 100.0%		$151,924,122

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) increased 7.90% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 8.74%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focus on capital conservation. Interest rate and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

This 12-month period included some of the most volatile fixed income markets in memory. In the first quarter of 2020, corporate bonds underperformed Treasury bonds by 11.8%, as shown by data from the Index. That is the worst relative performance for corporate bonds in the Index’s history dating back to 1973. That was followed by the second quarter, where corporate bonds outperformed Treasury bonds by 8.5%, the second best performance in the history of the Index.

The volatility stemmed from two related but separate sources. The first was obviously the COVID-19 pandemic and the economic havoc that was wreaking. The second was a severe liquidity crisis in fixed income markets, brought on by an acute need for cash. Everyone from large endowments to small business owners to foreign investors was scrambling to sell anything denominated in dollars and convert it to cash.

The uncertainty around the public health crisis was especially challenging. Not only is there no way to know exactly how the pandemic itself will progress, but there is also no historic precedent for how the economy will respond. While some actions by policy makers undoubtedly avoided an even worse outcome, there is only so much economic policy can do in the face of this kind of public health emergency.

However, the solution to the liquidity crunch was straightforward. In March of 2020, we were experiencing a kind of “run” on the fixed income market-making banks. As demand for cash surged, these banks were asked to bid on more bonds than they had the capital to buy.

Central banks are able to deal with bank runs by offering the bank an alternative source of liquidity, such as short-term lending against good collateral. During the March 2020 liquidity crisis, the Federal Reserve employed a similar tactic using Quantitative Easing or QE. By buying hundreds of billions in Treasury and agency bonds in March and April, the Fed essentially freed up capacity among Wall Street banks, who could then conduct customer trading normally again.

In this environment of high uncertainty, we believed that the best portfolio positioning would be to buy bonds that would benefit from improving liquidity conditions, while concurrently avoiding bonds that needed improving economic fundamentals to perform. The liquidity problem markets faced was solvable, and moreover, there was an entity that was willing and able to solve it. The economic fundamentals were uncertain then and remain uncertain now.

For the Fund, this meant selling some of our structured credit, especially consumer-oriented asset-backed securities and loan obligations, and replacing these positions with corporate bonds. We focused these corporate buys on companies with excellent balance sheets, lower business cyclicality, and high franchise value. Some examples include NVIDIA, Nike, and Consolidated Edison. These are companies that we believe will be survivors even if the COVID-19 recession is deeper or lasts longer than anyone expects. Even when we considered some more impacted companies, such as Disney, TJX Companies or Marriott, these companies had such ample liquidity that even extending the recession years out into the future would not threaten their survival, in our view.

This rotation was successful. The kinds of higher quality bonds we were adding in March and April not only outperformed materially the items we sold, they also outperformed the corporate bond market broadly. While this was not enough to produce outperformance for the whole 12-month period, we are confident that this set of lower-risk corporate bonds is positioned well to produce outperformance in a more positive market environment and be resilient if the economy weakens from here.

Despite the significant improvement in market sentiment, economic uncertainty remains extremely high. This is evidenced most starkly by the late June surge in COVID-19 cases. However, we also have uncertainty stemming from various other places. How much of the strength in consumer spending is from one-time government stimulus measures? How many reopened businesses in the restaurant and leisure sectors will survive long-term under reduced capacity? How many “temporarily” laid off workers will become permanently laid off in the coming months? These are all crucial questions to which we do not have answers.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2020

Hence, we plan to stick to a strategy of owning securities with what we believe is reduced uncertainty. As risk markets have rallied, we have not sought higher yielding bonds that also carry more risk. If lower quality bonds continue to rally like they did in May and June, that may mean we have left some performance on the table. However, we believe our portfolio of thoroughly researched securities where each bond has a wide margin for error should be able to produce strong performance in various scenarios. In this period of heightened uncertainty, we think this is the best approach.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	51.7%
Mortgage Backed Securities	22.7%
Asset Backed Securities	15.0%
U.S. Treasury Notes	11.4%
Money Market Funds	3.1%
Municipal Bonds	2.1%
U.S. Treasury Bills	0.4%
Preferred Stocks	0.2%
Other Assets and Liabilities	(6.6)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/30/14)
Institutional Shares	7.90%	4.68%	4.01%
Investor Shares	7.85%	4.63%	3.96%
Bloomberg Barclays US Aggregate Bond Index	8.74%	4.30%	3.90%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.49%	0.54%
Net Expense Ratio[1]	0.49%	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/total-return-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 51.7%
3,675,000	Agilent Technologies, Inc.	2.10%	06/04/2030	3,774,182
1,805,000	Allison Transmission, Inc.^	5.88%	06/01/2029	1,882,443
3,470,000	American Tower Corp.	3.13%	01/15/2027	3,802,168
3,545,000	Amphenol Corp.	2.80%	02/15/2030	3,777,140
3,655,000	Anthem, Inc.	2.25%	05/15/2030	3,754,479
1,076,000	Aptiv PLC	4.35%	03/15/2029	1,153,464
3,645,000	AvalonBay Communities, Inc.	2.30%	03/01/2030	3,834,399
1,600,000	Berkshire Hathaway Energy Co.^	3.70%	07/15/2030	1,879,732
1,570,000	Booking Holdings, Inc.	4.63%	04/13/2030	1,856,756
3,745,000	BorgWarner, Inc.	2.65%	07/01/2027	3,848,342
3,305,000	BP Capital Markets America, Inc.	3.63%	04/06/2030	3,757,883
3,435,000	Broadcom, Inc.^	4.15%	11/15/2030	3,740,526
1,855,000	BWX Technologies, Inc.^	4.13%	06/30/2028	1,857,319
3,725,000	Carrier Global Corp.^	2.72%	02/15/2030	3,748,878
1,760,000	Centene Corp.^	3.38%	02/15/2030	1,779,844
1,777,000	Chevron Corp.	2.24%	05/11/2030	1,863,395
3,195,000	Cigna Corp.	4.38%	10/15/2028	3,783,861
3,405,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	3,715,096
1,900,000	Colt Merger Sub, Inc.^	5.75%	07/01/2025	1,915,580
1,630,000	CommonSpirit Health	4.19%	10/01/2049	1,666,972
5,313,000	Conservation Fund	3.47%	12/15/2029	5,708,985
1,655,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	1,883,380
3,395,000	Crown Castle International Corp.	3.30%	07/01/2030	3,741,845
3,230,000	CVS Health Corp.	4.30%	03/25/2028	3,780,165
3,620,000	Darden Restaurants, Inc.	3.85%	05/01/2027	3,735,645
3,840,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	2,953,901
3,430,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	2,989,228
3,210,000	Exelon Corp.	4.05%	04/15/2030	3,714,051
3,050,000	Ferguson Finance PLC^	4.50%	10/24/2028	3,390,640
3,510,000	FMC Corp.	3.20%	10/01/2026	3,794,246
1,184,000	frontdoor, Inc.^	6.75%	08/15/2026	1,262,215
1,460,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,545,498
2,740,000	Hasbro, Inc.	3.50%	09/15/2027	2,847,429
2,775,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	2,932,516
3,663,000	Hexcel Corp.	3.95%	02/15/2027	3,933,551
3,700,000	IDEX Corp.	3.00%	05/01/2030	3,865,802
1,390,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,483,610
2,681,000	Keysight Technologies, Inc.	4.60%	04/06/2027	3,157,334
3,445,000	Kinross Gold Corp.	4.50%	07/15/2027	3,766,450
3,685,000	Lear Corp.	4.25%	05/15/2029	3,785,887
1,650,000	Marriott International, Inc.	5.75%	05/01/2025	1,794,359
1,865,000	Marriott International, Inc.	4.65%	12/01/2028	1,933,251
3,813,000	Martin Marietta Materials, Inc.	2.50%	03/15/2030	3,846,240
3,279,000	Marvell Technology Group Ltd.	4.88%	06/22/2028	3,949,504
1,965,000	Mercer International, Inc.	5.50%	01/15/2026	1,853,300
2,455,000	MPLX L.P.	4.80%	02/15/2029	2,733,023
1,790,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,858,541
1,624,000	NIKE, Inc.	2.85%	03/27/2030	1,808,268
1,570,000	Northrop Grumman Corp.	4.40%	05/01/2030	1,907,103
1,759,000	Novelis Corp.^	4.75%	01/30/2030	1,684,207
1,696,000	NVIDIA Corp.	2.85%	04/01/2030	1,890,744
3,445,000	NXP BV^	3.88%	06/18/2026	3,861,042
1,460,000	ServiceMaster Co. LLC	7.45%	08/15/2027	1,585,210
1,915,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	1,884,390
3,970,000	Southwest Airlines Co.	2.63%	02/10/2030	3,571,753
3,055,000	SYSCO Corp.	5.95%	04/01/2030	3,844,651

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 51.7% (Continued)
3,835,000	Takeda Pharmaceutical Co., Inc.	2.05%	03/31/2030	3,841,337
3,415,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	3,814,478
3,072,000	TJX Companies, Inc.	3.88%	04/15/2030	3,617,511
2,885,000	Toyota Motor Credit Corp.	3.38%	04/01/2030	3,327,327
1,680,000	TransDigm, Inc.^	6.25%	03/15/2026	1,678,732
3,400,000	Trimble, Inc.	4.90%	06/15/2028	3,907,854
3,360,000	Verisk Analytics, Inc.	4.00%	06/15/2025	3,801,449
3,530,000	VF Corp.	2.95%	04/23/2030	3,779,132
1,460,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	872,620
3,465,000	Vulcan Materials Co.	3.50%	06/01/2030	3,779,199
1,550,000	Walt Disney Co.	3.80%	03/22/2030	1,816,541
1,735,000	Walt Disney Co.	2.65%	01/13/2031	1,842,747
1,388,000	Wyndham Hotels & Resorts, Inc.^	5.38%	04/15/2026	1,339,982
3,825,000	Xylem, Inc.	2.25%	01/30/2031	3,856,126
Total Corporate Bonds & Notes (Cost $193,086,083)				202,945,458

Mortgage Backed Securities — 22.7%
1,400,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.53%	09/15/2034	1,273,554
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY D (1 Month LIBOR USD + 1.70%)^	1.88%	09/15/2034	675,302
1,250,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.78%	04/15/2036	1,041,669
1,000,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ D (1 Month LIBOR USD + 1.95%)^	2.13%	04/15/2036	747,184
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	1.31%	03/16/2037	377,644
350,000	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	1.08%	11/15/2035	346,361
840,000	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	1.48%	11/15/2035	830,434
1,433,101	BX Commercial Mortgage Trust, Series 2019-XL D (1 Month LIBOR USD + 1.45%)^	1.63%	10/15/2036	1,402,007
1,500,000	BX Commercial Mortgage Trust, Series 2020-BXLP (1 Month LIBOR USD + 1.25%)^	1.43%	12/15/2036	1,452,640
940,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.48%	11/15/2032	917,266
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.43%	12/15/2037	492,016
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.63%	12/15/2037	491,379
1,461,669	CGDBB Commercial Mortgage Trust, Series 2017-BIOC B (1 Month LIBOR USD + 0.97%)^	1.15%	07/15/2032	1,443,929
1,423,301	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.78%	07/15/2032	1,405,738
1,370,315	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	2.33%	07/15/2032	1,340,497
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.48%	12/15/2031	730,644
1,250,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.61%	05/15/2036	1,231,054
2,950,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.78%	05/15/2036	2,867,852
2,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	1,929,017
1,487,574	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	60,182
804,124	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	117,248
1,158,472	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	123,916
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	272,434
300,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	299,302
1,658,946	FHLMC STACR, Series 2013-DN1 M2 (1 Month LIBOR USD + 7.15%)	7.33%	07/25/2023	1,481,835
2,000,000	FHLMC STACR, Series 2014-DN2 M3 (1 Month LIBOR USD + 3.60%)	3.78%	04/25/2024	1,781,616
4,019,768	FHMS, Series K-021 X1#~	1.55%	06/25/2022	88,581
10,286,223	FHMS, Series K-C02 X1#~	0.51%	03/25/2024	131,657
4,465,220	FHMS, Series K-038 X1#~	1.28%	03/25/2024	156,575
65,060,547	FHMS, Series K-047 X1#~	0.26%	05/25/2025	434,748
19,150,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	728,410
10,388,677	FHMS, Series K-734 X1#~	0.79%	02/25/2026	326,287
6,993,804	FHMS, Series K-735 X1#~	1.10%	05/25/2026	342,847
8,497,995	FHMS, Series K-736 X1#~	1.44%	07/25/2026	563,245
669,905	FHMS, Series K-058 X1#~	1.05%	08/25/2026	32,984
2,999,866	FHMS, Series K-C04 X1#~	1.41%	12/25/2026	175,888

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 22.7% (Continued)
5,999,990	FHMS, Series K-738 X1#~	1.63%	01/25/2027	489,255
6,000,000	FHMS, Series K-738 XAM#~	1.48%	03/25/2027	490,462
1,375,585	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	59,688
7,492,531	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	447,082
9,929,274	FHMS, Series K-070 X1#~	0.46%	11/25/2027	223,186
688,867	FHMS, Series Q-006 APT1#	2.66%	04/25/2028	701,810
4,985,975	FHMS, Series K-087 X1#~	0.51%	12/25/2028	143,089
3,995,748	FHMS, Series K-092 X1#~	0.85%	04/25/2029	219,475
5,499,091	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	337,658
3,543,565	FHMS, Series K-094 X1#~	1.02%	06/25/2029	239,445
4,498,446	FHMS, Series K-103 X1#~	0.76%	11/25/2029	234,697
6,999,853	FHMS, Series K-108 XAM#~	1.78%	03/25/2030	982,798
4,800,000	FHMS, Series K-110 XAM#~	1.87%	04/25/2030	781,130
5,030,000	FHMS, Series K-109 XAM#~	1.92%	04/25/2030	772,422
498,639	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	501,259
4,397,255	FHMS, Series Q-007 APT2#	3.33%	10/25/2047	4,758,889
264,156	FNMA, Pool# 467095	5.90%	01/01/2041	308,274
174,790	FNMA, Pool# 469130	4.87%	10/01/2041	209,260
325,486	FNMA, Pool# BH7686	4.50%	12/01/2047	353,694
174,297	FNMA, Pool# BK5105	5.50%	05/01/2048	197,376
175,078	FNMA, Pool# BK8032	5.50%	06/01/2048	198,261
155,698	FNMA, Pool# BN0202	5.50%	09/01/2048	176,315
223,598	FNMA, Pool# BN4936	5.50%	12/01/2048	251,819
253,422	FNMA, Pool# BN4921	5.50%	01/01/2049	285,735
20,996,914	FNMA REMIC Trust, Series 2019-M23 X3#~	0.38%	10/27/2031	612,824
484,680	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	552,404
7,500,000	FNMA, 2.0%, TBA August	2.00%	08/15/2035	7,747,265
7,500,000	FNMA, 2.0%, TBA September	2.00%	09/15/2050	7,643,670
7,500,000	FNMA, 2.5%, TBA September	2.50%	09/15/2050	7,790,740
1,650,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU D#^	4.09%	12/10/2036	1,509,289
1,750,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.70%	10/25/2039	1,834,804
780,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2049	824,808
1,500,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.43%	01/25/2051	1,673,968
1,500,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.19%	02/25/2051	1,625,132
2,000,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.16%	05/25/2052	2,174,913
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.88%	09/25/2052	801,342
503,338	GNMA, Pool# 723334X	5.00%	09/15/2039	576,471
951,279	GNMA REMIC Trust, Series 2014-45 B1#~	0.74%	07/16/2054	32,593
695,344	GNMA REMIC Trust, Series 2014-135 I0#~	0.71%	01/16/2056	26,115
702,930	GNMA REMIC Trust, Series 2015-172 I0#~	0.78%	03/16/2057	30,698
1,068,573	GNMA REMIC Trust, Series 2016-40 I0#~	0.69%	07/16/2057	45,922
866,200	GNMA REMIC Trust, Series 2016-56 I0#~	0.88%	11/16/2057	46,606
1,114,615	GNMA REMIC Trust, Series 2016-98 I0#~	0.92%	05/16/2058	66,694
614,695	HPLY Trust, Series 2019-HIT D (1 Month LIBOR USD + 2.00%)^	2.18%	11/17/2036	555,237
451,874	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	1.73%	06/15/2034	402,188
1,000,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.78%	09/17/2029	939,842
1,500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.54%	07/15/2036	1,430,490
1,500,000	JPMCC, Series 2020-NNN DFX^	3.62%	01/16/2037	1,460,950
1,350,000	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.21%	03/16/2037	1,309,442
500,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	1.53%	05/15/2036	483,495
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	396,076
750,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	738,336
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	1.18%	11/15/2034	268,126
925,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.58%	11/15/2034	898,118
781,000	MSC, Series 2017-CLS E (1 Month LIBOR USD + 1.95%)^	2.13%	11/15/2034	755,296
600,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	561,789

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 22.7% (Continued)
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	998,581
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	494,767
333,514	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	341,357
Total Mortgage Backed Securities (Cost $89,732,205)				89,127,369

Asset Backed Securities — 15.0%
540,000	American Homes 4 Rent, Series 2014-SFR2 D^	5.15%	10/17/2036	596,065
320,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	350,437
614,707	California Street CLO XII, Ltd., Series 2013-12A AR (3 Month LIBOR USD + 1.03%)^	2.25%	10/15/2025	612,530
600,000	CCG Receivables Trust, Series 2019-1 B^	3.22%	09/14/2026	614,911
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	509,143
1,000,000	Dell Equipment Finance Trust, Series 2018-1 C^	3.53%	06/22/2023	1,018,352
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	755,894
1,250,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	1,248,232
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,016,002
1,320,000	Drive Auto Receivables Trust, Series 2020-1	2.70%	05/15/2027	1,319,413
500,000	DT Auto Owner Trust, Series 2019-2A D^	3.48%	02/18/2025	500,660
1,250,000	DT Auto Owner Trust, Series 2019-3A D^	2.96%	04/15/2025	1,256,904
1,500,000	Exeter Automobile Receivables Trust, Series 2019-3A D^	3.11%	08/15/2025	1,514,675
196,202	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	212,011
2,000,000	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	1,989,461
1,406,176	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	1,419,241
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 (3 Month LIBOR USD + 1.07%)^	2.21%	01/21/2031	1,964,864
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 B^	3.37%	02/18/2025	520,410
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 C^	3.54%	02/17/2026	520,400
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	301,947
500,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	492,278
750,000	HPEFS Equipment Trust, Series 2020-1A C^	2.03%	02/20/2030	736,292
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	966,265
1,380,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	1.34%	12/19/2036	1,377,937
1,200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.64%	12/19/2036	1,193,402
1,997,070	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	1.99%	12/19/2036	1,982,587
800,000	Invitation Homes Trust, Series 2018-SFR1 B (1 Month LIBOR USD + 0.95%)^	1.14%	03/19/2037	784,210
2,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.44%	03/19/2037	2,170,193
999,863	Invitation Homes Trust, Series 2018-SFR1 E (1 Month LIBOR USD + 2.00%)^	2.19%	03/19/2037	972,326
1,000,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	1.26%	06/18/2037	982,964
1,500,000	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.45%)^	1.63%	06/18/2037	1,459,060
2,100,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	3.04%	04/20/2026	2,099,947
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	2.86%	07/21/2030	731,904
1,500,000	Mariner CLO LLC, Series 2016-3A AR2 (3 Month LIBOR USD + 0.99%)^	2.03%	07/23/2029	1,478,898
364,853	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	1.88%	02/25/2044	356,093
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	2.19%	04/15/2031	1,953,494
1,000,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	3.32%	04/15/2026	982,954
1,500,000	Octagon Investment Partners XXIII, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 1.85%)^	3.07%	07/15/2027	1,453,207
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	240,073
1,000,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	958,271
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,002,194
1,100,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,105,332
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	385,530
500,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	508,860
1,000,000	Prestige Auto Receivables Trust, Series 2019-1A D^	3.01%	08/15/2025	1,008,186
1,000,000	Progress Residential Trust, Series 2017-SFR1 D^	3.57%	08/17/2034	1,018,053
1,300,000	Progress Residential Trust, Series 2017-SFR2 C^	3.40%	12/19/2034	1,320,569
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	862,483
1,500,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	1,524,045
1,140,612	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	1,156,418
1,750,000	Progress Residential Trust, Series 2018-SFR3 D^	4.43%	10/18/2035	1,808,355

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2020

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 15.0% (Continued)
790,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	789,243
19,331	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	19,311
108,849	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	109,061
1,250,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	2.21%	10/20/2028	1,237,618
562,040	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	535,782
2,000,000	Westlake Automobile Receivables Trust, Series 2020-2A A2A^	0.93%	02/15/2024	2,001,459
1,000,000	Westlake Automobile Receivables, Series 2020-2A C^	2.01%	07/15/2025	1,002,547
Total Asset Backed Securities (Cost $59,198,190)				59,008,953

U.S. Treasury Notes — 11.4%
29,575,000	United States Treasury Note	0.38%	03/31/2022	29,684,173
13,930,000	United States Treasury Note	2.75%	04/30/2023	14,942,374
Total U.S. Treasury Notes (Cost $44,572,296)				44,626,547

Municipal Bonds — 2.1%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	334,261
3,500,000	District of Columbia#	0.50%	08/01/2038	3,500,000
250,000	District of Columbia#	0.53%	08/01/2038	250,000
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,557,576
2,000,000	Oregon Health & Science University	3.00%	07/01/2032	2,050,280
655,000	San Francisco Bay Area Rapid Transit District	3.15%	08/01/2037	693,246
Total Municipal Bonds (Cost $7,768,908)				8,385,363

Preferred Stocks — 0.2%
19,576	AGNC Investment Corp., Series C, 7.00% (Fixed until 10/15/2022, then 3 Month LIBOR + 5.11%)			444,179
10,000	Annaly Capital Management, Inc.,
	Series G, 6.50% (Fixed until 03/31/2023, then 3 Month LIBOR + 4.17%)			200,000
Total Preferred Stocks (Cost $745,293)				644,179

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2020

Par
Value/Shares	Security Description	Value $
Short-Term Investments — 3.5%

Money Market Funds — 3.1%
12,291,267	First American Government Obligations Fund — Class Z, 0.06%*	12,291,267

U.S. Treasury Bills — 0.4%
1,600,000	United States Treasury Bill, 0.12%†	1,599,922
Total Short-Term Investments (Cost $13,891,187)		13,891,189
Total Investments — 106.6% (Cost $408,994,162)		418,629,058
Liabilities in Excess of Other Assets — (6.6)%		(26,006,287)
NET ASSETS — 100.0%		$392,622,771

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	240	09/30/2020	$30,095,839	$30,178,125	$82,286
U.S. Treasury 2-Year Note Futures	140	09/30/2020	30,904,552	30,915,938	11,386
U.S. Treasury 10-Year Note Futures	13	09/21/2020	1,801,578	1,809,234	7,656
U.S. Treasury Long Bond Futures	58	09/21/2020	10,271,264	10,356,625	85,361
U.S. Treasury Ultra Bond Futures	155	09/21/2020	33,639,270	33,814,219	174,949
			$106,712,503	$107,074,141	$361,638

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Ultra Note Futures	(324)	09/21/2020	$(50,666,485)	$(51,024,938)	$(358,453)
			$(50,666,485)	$(51,024,938)	$(358,453)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Strategic Bond Fund – Investor Shares (the “Fund”) increased 0.42% in value. During the same period, the ICE BofAML 0-3 Month US Treasury Bill Index (the “Index”), the Fund’s primary benchmark, increased 1.47%. The Fund also underperformed the 8.74% return of its secondary benchmark, the Bloomberg Barclays US Aggregate Bond Index, during the same period.

The severe selloff in credit instruments in February and March related to the lockdown of the global economy and the ensuing liquidity squeeze in financial markets were the drivers of the underperformance. While the Fund recovered most of the March drawdown in the three months through June, it was not enough to pull the one-year performance numbers above either benchmark.

The Fund’s strategy is founded upon deep credit research that in turn feeds our proprietary, factor-based risk pricing models. We believe this process helps us to consistently identify individual securities offering the best risk-adjusted return. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess, and price a bond’s risks. Our methodology allows us to compare the relative value of bonds across multiple sectors, using our process to adjust for both the impairment risk and interest rate risk, thereby driving our capital allocation decisions from the bottom-up. Idiosyncratic risks are mitigated by the strict application of a sizing model focused on a bond’s estimated downside.

The Fund attempts to mitigate duration risk in order to reduce its correlation to general interest rate movements. As such, the Fund has been managed with a duration of around 2.0 years over the past year. As we have previously stated, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates. Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges such as Treasury futures, and by purchasing floating rate instruments. Our relative lack of duration was a major contributor to our underperformance against our secondary benchmark.

The biggest single driver influencing the last twelve month’s performance was the drawdown that began in late February and ended on or around March 25, and the subsequent rebound that occurred through the end of June. The drawdown was a function of the sell-off in fixed income assets resulting from COVID-19-related shelter-in-place orders that went into effect across the northern hemisphere, crippling economic activity and prompting a global dollar funding crisis.  Demand for dollar liquidity prompted a global selling spree across virtually every fixed income sector until the Federal Reserve intervened at the end of March, restoring liquidity to markets.  The Fund was especially hard hit due to its lack of duration. Longer-duration sectors benefited from the over 10% gain in 7-10 year Treasuries during the March quarter as investors sought the safety of U.S. Government debt. Nearly every sector in the Fund experienced a meaningful decline in market prices.

The drawdown, however, opened up an opportunity in late March to reposition the portfolio in a way that allowed the Fund to benefit from the ensuing rally.  As bids returned to certain structured products, namely collateralized loan obligations (CLOs) and credit risk transfer securities (CRTs), we began selling them and rotating into investment grade corporates. Credit risk transfer securities (CRTs), also known as GSE risk-sharing securities, are notes sold by Freddie Mac and Fannie Mae and are designed to share the risk of loss in agency-backed residential mortgage pools. CLOs and CRTs were viewed as having limited relative upside due to par calls and mortgage prepayments, respectively. They had also just experienced rapid declines in market liquidity and severe volatility driven by market technicals as well as uncertainty around the severity and duration of COVID-19’s impact to the economy, and hence the default risk for both of their underlying sectors (corporate and consumer) and, in the case of CLOs, downgrade risks. High quality, investment-grade corporates, on the other hand, offered relatively better visibility due to their strong cash balances and long-term franchise value offering lenders protection through the cycle. As issuers came to market, we were able to deploy capital at relatively cheap levels to companies with solid balance sheets, an abundance of cash, and dominant business models. Our exposure to the sector increased from a high-single digit average allocation over the eight months ending February 2020, to an average portfolio weight of 28% in the three months ending June 2020.  This allocation, combined with our high yield corporate allocation, which stayed roughly the same over both time periods, was the largest contributor to performance in the post-March rebound. Many of the structured products we sold have yet to return to a par market value, whereas the investment grade corporate bonds we purchased have benefited from spread tightening that is close to or equal to pre-COVID-19 levels.  We believe this shift in portfolio allocation resulted in attractive risk-adjusted returns as the trade improved the trading liquidity of the portfolio and limited the downside relative to many of the instruments we sold.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2020

Our investment process is focused on maximizing risk-adjusted return through the disciplined application of a deep due diligence process and proprietary risk pricing models designed to optimize capital allocation decisions. Our process is designed to facilitate consistently better decision-making, grounded in our thorough understanding of each investment’s cash flow profile, liquidity, structural terms, and enterprise value coverage.  We believe that adhering to this process can continue to add value whether credit is widening or tightening, and may allow us to consistently minimize losses and drive outperformance through market and business cycles.

Sincerely,

Robert H. Snyder
Co-Portfolio Manager

Thomas D.D. Graff, CFA
Co-Portfolio Manager

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market and includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	52.5%
Mortgage Backed Securities	36.4%
Asset Backed Securities	16.2%
Money Market Funds	2.2%
Municipal Bonds	2.1%
Preferred Stocks	0.7%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	(10.3)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(9/30/11)
Institutional Shares[1]	0.37%	2.29%	1.58%
Investor Shares	0.42%	2.11%	1.35%
ICE BofAML 0-3 Month US Treasury Bill Index	1.47%	1.12%	0.66%
Bloomberg Barclays US Aggregate Bond Index	8.74%	4.30%	3.48%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.61%	0.66%
Net Expense Ratio[2]	0.61%	0.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/strategic-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 31, 2014, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 52.5%
3,935,000	Agilent Technologies, Inc.	2.10%	06/04/2030	4,041,198
1,000,000	American Tower Corp.	2.90%	01/15/2030	1,069,519
1,500,000	AmerisourceBergen Corp.	2.80%	05/15/2030	1,582,131
706,000	Aptiv PLC	4.35%	03/15/2029	756,827
605,000	AT&T, Inc.	2.30%	06/01/2027	627,317
2,000,000	Bank of America Corp. (Fixed until 06/20/2024, then 3 Month LIBOR USD + 3.29%)	5.13%	12/20/2024	1,972,887
1,000,000	Berkshire Hathaway Energy Co.^	3.70%	07/15/2030	1,174,832
1,000,000	Booking Holdings, Inc.	4.10%	04/13/2025	1,123,591
2,000,000	BorgWarner, Inc.	2.65%	07/01/2027	2,055,190
1,500,000	Broadcom, Inc.^	3.15%	11/15/2025	1,598,432
995,000	BWX Technologies, Inc.^	4.13%	06/30/2028	996,244
943,000	CCO Holdings LLC/Capital Corp.^	4.50%	08/15/2030	965,307
1,000,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	1,091,071
1,250,000	Colt Merger Sub, Inc.^	5.75%	07/01/2025	1,260,250
260,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	295,878
500,000	Core & Main Holdings L.P. (PIK 9.38%)^	8.63%	09/15/2024	502,310
1,000,000	Crown Castle International Corp.	3.30%	07/01/2030	1,102,164
2,000,000	Dana, Inc.	5.63%	06/15/2028	1,990,400
1,250,000	Darden Restaurants, Inc.	3.85%	05/01/2027	1,289,933
3,750,000	Dentsply Sirona, Inc.	3.25%	06/01/2030	3,950,629
1,333,000	Ecolab, Inc.	4.80%	03/24/2030	1,691,817
3,264,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	2,510,816
2,975,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	2,592,698
1,500,000	Exelon Corp.	4.05%	04/15/2030	1,735,538
1,800,000	frontdoor, Inc.^	6.75%	08/15/2026	1,918,908
1,000,000	General Dynamics Corp.	3.63%	04/01/2030	1,171,356
1,000,000	HCA, Inc.	3.50%	09/01/2030	964,392
1,050,000	H-Food Holdings LLC^	8.50%	06/01/2026	982,648
1,100,000	JC Penney Corp., Inc.^	5.88%	07/01/2023	424,737
2,000,000	JPMorgan Chase & Co. (Fixed until 02/01/2025, then SOFR + 3.13%)	4.60%	05/01/2169	1,787,500
1,000,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,067,345
1,000,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	914,295
1,000,000	Lear Corp.	4.25%	05/15/2029	1,027,378
1,000,000	Marriott International, Inc.	5.75%	05/01/2025	1,087,491
2,000,000	Marriott International, Inc.	4.63%	06/15/2030	2,079,284
1,000,000	Mastercard, Inc.	3.35%	03/26/2030	1,158,381
2,350,000	Mercer International, Inc.	5.50%	01/15/2026	2,216,414
1,000,000	MPLX L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.65%)	6.88%	08/15/2023	899,727
2,250,000	Nathan’s Famous, Inc.^	6.63%	11/01/2025	2,278,125
1,000,000	NIKE, Inc.	2.85%	03/27/2030	1,113,465
453,000	Northrop Grumman Corp.	4.40%	05/01/2030	550,266
129,000	NVIDIA Corp.	2.85%	04/01/2030	143,812
750,000	Olin Corp.	5.63%	08/01/2029	690,956
2,280,000	ServiceMaster Co. LLC	7.45%	08/15/2027	2,475,533
2,000,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	1,968,032
2,435,000	Southwest Airlines Co.	2.63%	02/10/2030	2,190,735
1,500,000	SYSCO Corp.	5.95%	04/01/2030	1,887,717
1,000,000	Thermo Fisher Scientific, Inc.	4.50%	03/25/2030	1,240,915
1,750,000	Titan International, Inc.	6.50%	11/30/2023	1,149,146
2,000,000	T-Mobile USA, Inc.^	1.50%	02/15/2026	2,004,860
2,000,000	VOC Escrow, Ltd.^	5.00%	02/15/2028	1,489,630
815,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	827,197
832,000	Wyndham Hotels & Resorts, Inc.^	5.38%	04/15/2026	803,217
Total Corporate Bonds & Notes (Cost $75,257,917)				76,490,441

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 36.4%
400,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.53%	09/15/2034	363,873
1,410,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY D (1 Month LIBOR USD + 1.70%)^	1.88%	09/15/2034	1,269,567
2,483,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ D (1 Month LIBOR USD + 1.95%)^	2.13%	04/15/2036	1,855,257
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	1.31%	03/16/2037	377,644
350,000	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	1.08%	11/15/2035	346,361
1,400,000	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	1.48%	11/15/2035	1,384,057
1,000,000	BX Commercial Mortgage Trust, Series 2020-BXLP E (1 Month LIBOR USD + 1.60%)^	1.78%	12/15/2036	961,534
2,283,858	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.78%	07/15/2032	2,255,678
2,283,858	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	2.33%	07/15/2032	2,234,162
1,000,000	CORE Mortgage Trust, Series 2019-CORE D (1 Month LIBOR USD + 1.65%)^	1.83%	12/15/2031	958,796
1,500,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.78%	05/15/2036	1,458,230
2,000,000	CSMC, Series 2019-ICE4 E (1 Month LIBOR USD + 2.15%)^	2.33%	05/15/2036	1,918,479
2,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	1,929,017
804,123	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	117,248
1,158,472	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	123,916
335,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	331,874
1,290,292	FHLMC STACR, Series 2013-DN1 M2 (1 Month LIBOR USD + 7.15%)	7.33%	07/25/2023	1,152,538
1,500,000	FHLMC STACR, Series 2014-DN2 M3 (1 Month LIBOR USD + 3.60%)	3.78%	04/25/2024	1,336,212
4,019,768	FHMS, Series K-021 X1#~	1.55%	06/25/2022	88,581
2,444,145	FHMS, Series K-023 X1#~	1.36%	08/25/2022	52,796
2,330,075	FHMS, Series K-722 X1#~	1.44%	03/25/2023	63,783
10,286,223	FHMS, Series K-C02 X1#~	0.51%	03/25/2024	131,657
4,465,220	FHMS, Series K-038 X1#~	1.28%	03/25/2024	156,575
8,000,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	304,297
10,388,677	FHMS, Series K-734 X1#~	0.79%	02/25/2026	326,287
6,993,804	FHMS, Series K-735 X1#~	1.10%	05/25/2026	342,847
8,497,995	FHMS, Series K-736 X1#~	1.44%	07/25/2026	563,245
669,905	FHMS, Series K-058 X1#~	1.05%	08/25/2026	32,984
2,999,866	FHMS, Series K-C04 X1#~	1.41%	12/25/2026	175,888
1,375,585	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	59,688
7,492,531	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	447,082
9,929,274	FHMS, Series K-070 X1#~	0.46%	11/25/2027	223,186
688,867	FHMS, Series Q-006 APT1#	2.66%	04/25/2028	701,809
4,985,975	FHMS, Series K-087 X1#~	0.51%	12/25/2028	143,088
4,498,446	FHMS, Series K-103 X1#~	0.76%	11/25/2029	234,697
160,371	FNMA, Pool# AB9392	2.50%	05/01/2023	168,119
34,840	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.68%)	3.67%	03/01/2037	36,738
12,998,090	FNMA REMIC Trust, Series 2019-M23 X3#~	0.38%	10/27/2031	379,367
484,680	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	552,404
5,000,000	FNMA, 2.0%, TBA August	2.00%	08/15/2035	5,164,844
5,000,000	FNMA, 2.0%, TBA September	2.00%	09/15/2050	5,095,780
5,000,000	FNMA, 2.5%, TBA September	2.50%	09/15/2050	5,193,827
1,650,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU D#^	4.09%	12/10/2036	1,509,288
780,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2049	824,808
90,000	FREMF Mortgage Trust, Series 2011-K10 B#^	4.74%	11/25/2049	90,394
132,987	GNMA, Pool# 004527M	5.00%	09/20/2024	144,048
485,072	GNMA REMIC Trust, Series 2014-45 B1#~	0.74%	07/16/2054	16,620
347,672	GNMA REMIC Trust, Series 2014-135 I0#~	0.71%	01/16/2056	13,057
351,465	GNMA REMIC Trust, Series 2015-172 I0#~	0.78%	03/16/2057	15,349
534,286	GNMA REMIC Trust, Series 2016-40 I0#~	0.69%	07/16/2057	22,961
431,374	GNMA REMIC Trust, Series 2016-56 I0#~	0.88%	11/16/2057	23,210
557,308	GNMA REMIC Trust, Series 2016-98 I0#~	0.92%	05/16/2058	33,347
614,695	HPLY Trust, Series 2019-HIT D (1 Month LIBOR USD + 2.00%)^	2.18%	11/17/2036	555,237
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 36.4% (Continued)
460,912	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	1.73%	06/15/2034	410,232
1,050,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.54%	07/15/2036	1,001,343
1,500,000	JPMCC, Series 2020-NNN DFX^	3.62%	01/16/2037	1,460,950
1,000,000	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.21%	03/16/2037	969,957
1,000,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	1.53%	05/15/2036	966,989
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	396,076
750,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	738,336
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	1.18%	11/15/2034	268,126
925,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.58%	11/15/2034	898,118
790,000	MSC, Series 2017-CLS E (1 Month LIBOR USD + 1.95%)^	2.13%	11/15/2034	764,000
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	494,767
333,514	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	341,357
Total Mortgage Backed Securities (Cost $54,482,872)				52,972,582

Asset Backed Securities — 16.2%
210,000	American Homes 4 Rent Trust, Series 2014-SFR2 E^	6.23%	10/17/2036	234,418
170,000	American Homes 4 Rent Trust, Series 2014-SFR1 E^	5.64%	04/18/2052	188,379
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-3 D	3.18%	07/18/2023	230,611
636,000	CCG Receivables Trust, Series 2019-1 B^	3.22%	09/14/2026	651,806
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	755,894
1,250,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	1,248,232
500,000	DT Auto Owner Trust, Series 2019-2A D^	3.48%	02/18/2025	500,660
130,801	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	141,340
1,500,000	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	1,492,096
468,725	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	473,080
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	301,947
1,200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.64%	12/19/2036	1,193,402
2,387,497	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	1.99%	12/19/2036	2,370,183
1,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.44%	03/19/2037	1,183,741
999,863	Invitation Homes Trust, Series 2018-SFR1 E (1 Month LIBOR USD + 2.00%)^	2.19%	03/19/2037	972,326
1,400,000	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.45%)^	1.63%	06/18/2037	1,361,790
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	2.86%	07/21/2030	731,904
364,853	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	1.88%	02/25/2044	356,093
750,000	OHA Credit Partners IX, Ltd., Series 2013-9A DR (3 Month LIBOR USD + 3.30%)^	4.44%	10/20/2025	746,067
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	240,073
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,002,194
1,500,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,507,271
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	385,530
79,349	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A3^	2.45%	12/10/2021	79,506
500,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	508,860
1,000,000	Progress Residential Trust, Series 2017-SFR1 D^	3.57%	08/17/2034	1,018,053
800,000	Progress Residential Trust, Series 2017-SFR2 D^	3.60%	12/19/2034	813,999
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	862,483
1,250,000	Progress Residential Trust, Series 2018-SFR3 D^	4.43%	10/18/2035	1,291,682
19,331	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	19,311
154,031	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	154,332
562,040	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	535,782
Total Asset Backed Securities (Cost $23,626,006)				23,553,045

Municipal Bonds — 2.1%
2,500,000	District of Columbia#	0.50%	08/01/2038	2,500,000
250,000	District of Columbia#	0.53%	08/01/2038	250,000
350,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	355,015
5,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	4,988
Total Municipal Bonds (Cost $2,971,928)				3,110,003

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2020

Par
Value/Shares	Security Description	Value $
Preferred Stocks — 0.7%
29,576	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)	671,080
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)	200,000
7,648	Digital Realty Trust, Inc., 5.20%	192,500
Total Preferred Stocks (Cost $1,203,435)		1,063,580

Short-Term Investments — 2.4%

Money Market Funds — 2.2%
3,191,691	First American Government Obligations Fund — Class Z, 0.06%*	3,191,691

U.S. Treasury Bills — 0.2%
275,000	United States Treasury Bill, 0.12%†	274,987
Total Short-Term Investments (Cost $3,466,678)		3,466,678
Total Investments — 110.3% (Cost $161,008,836)		160,656,329
Liabilities in Excess of Other Assets — (10.3)%		(14,994,222)
NET ASSETS — 100.0%		$145,662,107

PIK —   Payment-in-kind security.  The issuer may make payments of interest in cash or by payment-in-kind.  A payment-in-kind occurs when the security holder receives additional par value of the security rather than cash.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(100)	09/30/2020	$(12,560,470)	$(12,574,219)	$(13,749)
U.S. Treasury 10-Year Ultra Note Futures	(125)	09/21/2020	(19,547,254)	(19,685,547)	(138,293)
			$(32,107,724)	$(32,259,766)	$(152,042)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) increased 8.09% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 8.74%.

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated Environmental, Social and Governance (ESG) research. The Fund has an equal weight on performance and impact and will not sacrifice one for the other. We do not solely focus on green or other labeled bonds. We also invest in issuers where the investment is actively solving environmental and/or social challenges through innovative products and services, and/or operating in a resource efficient and socially responsible manner. Equally important, we also invest in issuers we think are managing their material ESG and fundamental risks. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macroeconomic forecast.

In the first quarter of 2020, corporate bonds underperformed Treasury bonds by 11.8% using data from the Index. That is the worst relative performance for corporate bonds in the Index’s history dating back to 1973. That was followed by the second quarter, where corporate bonds outperformed Treasury bonds by 8.5%, the second best performance in the history of the Index.

The volatility stemmed from two related but separate sources. The first was obviously the COVID-19 pandemic and the economic havoc it was wreaking. The second was a severe liquidity crisis in fixed income markets, brought on by an acute need for cash. Everyone from large endowments to small business owners to foreign investors were scrambling to sell anything denominated in dollars and convert those assets in to cash.

The uncertainty around the public health crisis was especially challenging. Not only is there no way to know exactly how the pandemic itself will progress, there is also no historic precedent for how the economy will respond. While some actions by policy makers undoubtedly avoided an even worse outcome, there is only so much economic policy can do in the face of this kind of public health emergency. It was also a time to analyze and reflect on how companies prioritize various stakeholders, balancing societal well-being with profits.

However, the solution to the liquidity crunch was straightforward. In March of 2020, we were experiencing a kind of “run” on the fixed income market-making banks. As demand for cash surged, these banks were asked to bid on more bonds than they had the capital to buy.

Central banks are able to deal with bank runs by offering the bank an alternative source of liquidity, such as short-term lending against good collateral. During the March 2020 liquidity crisis, the Federal Reserve employed a similar tactic using Quantitative Easing or QE. By buying hundreds of billions in Treasury and agency bonds in March and April, the Fed essentially freed up capacity among Wall Street banks, who could then conduct customer trading normally again.

In this environment of high uncertainty, we believed the best portfolio positioning would be to buy bonds that would benefit from improving liquidity conditions while avoiding bonds that needed improving economic fundamentals to perform. The liquidity problem markets faced was solvable, and moreover, there was an entity that was willing and able to solve it. The economic fundamentals were uncertain then and remain uncertain now.

For the Fund, this meant selling some of our structured credit, especially consumer-oriented asset-backed securities and replacing these positions with corporate bonds. We focused these corporate buys on companies with excellent balance sheets, lower business cyclicality, and high franchise value. Some examples include NVIDIA, Nike, and Consolidated Edison. These are companies that we expect to be survivors even if the COVID-19 recession is deeper or lasts longer than anyone expects. Even when we considered some more impacted companies, such as Disney, TJX Companies or Marriott, these companies had such ample liquidity that even extending the recession years out into the future should not threaten their survival.

This rotation was successful. The kinds of higher quality bonds we were adding in March and April not only outperformed the items we sold materially, but they also outperformed the corporate bond market broadly. While this was not enough to produce outperformance for the whole 12-month period, we believe that this set of lower-risk corporate bonds can produce outperformance in a more positive market environment and may be resilient if the economy weakens from here.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2020

Despite the significant improvement in market sentiment, economic uncertainty remains extremely high. This is evidenced most starkly by the late June surge in COVID-19 cases. However, we also have uncertainty stemming from various other places. How much of the strength in consumer spending is from one-time government stimulus measures? How many reopened businesses in the restaurant and leisure sectors will survive long-term under reduced capacity? How many “temporarily” laid off workers will become permanently laid off in the coming months? These are all crucial questions to which we do not have answers.

Hence, we plan to stick to a strategy of owning securities with what we believe is reduced uncertainty. As risk markets have rallied, we have not sought higher yielding bonds that also carry more risk. If lower quality bonds continue to rally like they did in May and June, that may mean we have left some performance on the table. However, we believe our portfolio of thoroughly researched securities where each bond has a wide margin for error will be well positioned to produce strong performance in various scenarios. In this period of heightened uncertainty, we think this is the best approach.

Sincerely,

Amy Hauter, CFA
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	51.5%
Mortgage Backed Securities	18.1%
Municipal Bonds	15.6%
Asset Backed Securities	7.1%
U.S. Treasury Notes	4.0%
Foreign Government Bonds	2.2%
Money Market Funds	1.6%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	(0.3)%
100.0%

		Since Inception
Average Annual Total Return	One Year	(8/7/17)
Institutional Shares[1]	8.14%	4.92%
Investor Shares	8.09%	4.87%
Bloomberg Barclays US Aggregate Bond Index	8.74%	5.28%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.52%	0.57%
Net Expense Ratio[2]	0.52%	0.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 51.5%
1,490,000	Agilent Technologies, Inc.	2.10%	06/04/2030	1,530,212
1,440,000	Alexandria Real Estate Equities, Inc.	3.80%	04/15/2026	1,617,833
660,000	Allison Transmission, Inc.^	5.88%	06/01/2029	688,317
2,055,000	American Tower Corp.	3.13%	01/15/2027	2,251,716
1,605,000	Amphenol Corp.	2.80%	02/15/2030	1,710,101
756,000	Analog Devices, Inc.	2.95%	04/01/2025	819,891
1,470,000	Anthem, Inc.	2.25%	05/15/2030	1,510,009
429,000	Aptiv PLC	4.35%	03/15/2029	459,885
1,555,000	AvalonBay Communities, Inc.	2.30%	03/01/2030	1,635,799
710,000	Ball Corp.	4.88%	03/15/2026	773,311
2,300,000	Bank of America Corp. (Fixed until 05/19/2023, then SOFR + 1.46%)	1.49%	05/19/2024	2,338,297
1,530,000	BorgWarner, Inc.	2.65%	07/01/2027	1,572,220
1,815,000	Boston Properties L.P.	3.65%	02/01/2026	2,011,312
730,000	Centene Corp.^	3.38%	02/15/2030	738,231
1,275,000	Cigna Corp.	4.38%	10/15/2028	1,509,991
2,399,000	Conservation Fund	3.47%	12/15/2029	2,577,802
730,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	830,736
1,465,000	Crown Castle International Corp.	3.30%	07/01/2030	1,614,670
2,125,000	CVS Health Corp.	4.30%	03/25/2028	2,486,951
1,905,000	Digital Realty Trust L.P.	3.95%	07/01/2022	2,019,720
765,000	Ford Foundation	2.42%	06/01/2050	788,175
685,000	Graphic Packaging International LLC^	4.75%	07/15/2027	725,114
2,285,000	Hasbro, Inc.	3.50%	09/15/2027	2,374,590
1,470,000	Hexcel Corp.	3.95%	02/15/2027	1,578,575
1,470,000	IDEX Corp.	3.00%	05/01/2030	1,535,873
1,440,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	1,645,746
610,000	KeHE Distributors LLC^	8.63%	10/15/2026	651,080
1,715,000	Keysight Technologies, Inc.	4.60%	04/06/2027	2,019,705
790,000	Kimberly-Clark Corp.	3.10%	03/26/2030	900,682
1,400,000	Land O’Lakes, Inc.^	7.25%	07/14/2027	1,280,013
700,000	Marriott International, Inc.#	5.75%	05/01/2025	761,243
760,000	Marriott International, Inc.	4.65%	12/01/2028	787,813
2,135,000	Marvell Technology Group Ltd.	4.88%	06/22/2028	2,571,573
1,370,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,422,459
731,000	NIKE, Inc.	2.85%	03/27/2030	813,943
2,740,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	3,006,843
761,000	Novelis Corp.^	4.75%	01/30/2030	728,642
730,000	NVIDIA Corp.	2.85%	04/01/2030	813,823
2,205,000	NXP BV^	3.88%	06/18/2026	2,471,291
1,470,000	Oracle Corp.	2.95%	04/01/2030	1,640,469
780,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	767,532
1,725,000	Southwest Airlines Co.	2.63%	02/10/2030	1,551,958
1,515,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	1,517,503
1,440,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	1,608,448
1,470,000	TJX Companies, Inc.	3.88%	04/15/2030	1,731,035
730,000	T-Mobile USA, Inc.^	3.88%	04/15/2030	813,830
2,095,000	Trimble, Inc.	4.90%	06/15/2028	2,407,929
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	976,378
2,155,000	Verisk Analytics, Inc.	4.00%	06/15/2025	2,438,132
2,055,000	Verizon Communications, Inc.	3.88%	02/08/2029	2,432,332
1,475,000	VF Corp.	2.95%	04/23/2030	1,579,099
690,000	Walt Disney Co.	3.80%	03/22/2030	808,654
725,000	Walt Disney Co.	2.65%	01/13/2031	770,024
1,550,000	Xylem Inc/NY	2.25%	01/30/2031	1,562,613
Total Corporate Bonds & Notes (Cost $75,032,553)				80,180,123

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 18.1%
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.43%	12/15/2037	492,016
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.63%	12/15/2037	491,379
913,543	CGDBB Commercial Mortgage Trust, Series 2017-BIOC B (1 Month LIBOR USD + 0.97%)^	1.15%	07/15/2032	902,456
1,370,315	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.78%	07/15/2032	1,353,406
456,772	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	2.33%	07/15/2032	446,832
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.48%	12/15/2031	730,644
500,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.61%	05/15/2036	492,422
1,350,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.78%	05/15/2036	1,312,406
73,372	FHLMC STACR, Series 2014-HQ2 M2 (1 Month LIBOR USD + 2.20%)	2.38%	09/25/2024	74,098
500,000	FHLMC STACR, Series 2014-HQ2 (1 Month LIBOR USD + 3.80%)	3.93%	09/25/2024	515,505
500,000	FHLMC STACR, Series 2015-HQ2 (1 Month LIBOR USD + 3.30%)	3.43%	05/27/2025	520,662
185,342	FHMS, Series K-W01 A1	2.59%	05/25/2025	196,162
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	663,747
589,536	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	25,580
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	335,769
774,975	FHMS, Series Q-006 APT1#	2.66%	04/25/2028	789,536
637,737	FHMS, Series K-W04 A (1 Month LIBOR USD + 0.24%)	0.42%	09/25/2028	630,289
5,499,091	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	337,658
6,250,000	FHMS, Series K-G02 X1#~	1.14%	08/25/2029	451,021
498,639	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	501,259
926,535	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	961,197
174,297	FNMA, Pool# BK5105	5.50%	05/01/2048	197,376
175,078	FNMA, Pool# BK8032	5.50%	06/01/2048	198,261
155,698	FNMA, Pool# BN0202	5.50%	09/01/2048	176,315
223,598	FNMA, Pool# BN4936	5.50%	12/01/2048	251,819
253,422	FNMA, Pool# BN4921	5.50%	01/01/2049	285,735
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.65%	07/25/2024	316,480
80,000	FNMA REMIC Trust, Series 2017-M2 A2#	2.89%	02/25/2027	88,061
831,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.03%	09/25/2027	931,292
930,000	FNMA REMIC Trust, Series 2019-M1 A2#	3.67%	09/25/2028	1,094,937
1,000,000	FREMF Mortgage Trust, Series 2020-K737#^	3.30%	11/25/2026	1,044,425
1,000,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.43%	01/25/2051	1,115,979
1,000,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.19%	02/25/2051	1,083,422
1,250,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.16%	05/25/2052	1,359,320
399,457	IMT Trust, Series 2017-APTS BFL (1 Month LIBOR USD + 0.95%)^	1.13%	06/15/2034	378,723
1,008,583	IMT Trust, Series 2017-APTS CFL (1 Month LIBOR USD + 1.10%)^	1.28%	06/15/2034	921,563
677,811	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	1.73%	06/15/2034	603,282
1,000,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.54%	07/15/2036	953,660
1,345,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.23%	05/15/2036	1,305,252
500,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	1.53%	05/15/2036	483,495
700,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	689,114
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.88%	11/15/2034	198,953
100,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	1.18%	11/15/2034	97,501
1,110,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.58%	11/15/2034	1,077,742
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	998,581
Total Mortgage Backed Securities (Cost $27,732,067)				28,075,332

Municipal Bonds — 15.6%
300,000	Atlanta Development Authority	3.57%	12/01/2036	322,785
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,745,585
1,625,000	California Municipal Finance Authority	2.88%	11/01/2035	1,624,674
1,625,000	District of Columbia#	0.50%	08/01/2038	1,625,000
50,000	District of Columbia#	0.53%	08/01/2038	50,000
1,060,000	Grant County Washington Public Utility District No. 2	5.63%	01/01/2027	1,335,070
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	113,231
850,000	Honolulu, City & County Hawaii	4.00%	09/01/2036	985,677
30,000	Los Angeles California Community College District	6.60%	08/01/2042	49,614

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 15.6% (Continued)
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	476,143
25,000	Maryland Community Development Administration	3.24%	09/01/2048	25,709
1,345,000	Massachusetts, Commonwealth of	3.28%	06/01/2046	1,560,293
675,000	Miami-Dade County Florida Educational Facilities Authority	4.47%	04/01/2051	714,326
650,000	Montgomery County Virginia Economic Development Authority	3.95%	06/01/2039	710,314
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	1,055,190
340,000	New York State Dormitory Authority	4.00%	07/01/2039	366,840
2,470,000	Oregon Health & Science University	3.00%	07/01/2032	2,532,095
475,000	Oregon State University	3.75%	04/01/2049	495,720
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	274,200
20,000	San Diego California Redevelopment Agency Successor Agency	4.00%	09/01/2040	21,140
500,000	San Francisco, City & County of California Community Facilities District No. 2014-1	3.75%	09/01/2037	529,990
595,000	San Francisco, City & County of California Community Facilities District No. 2014-1	4.37%	09/01/2049	654,631
60,000	San Francisco, City & County of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	65,624
2,735,000	Santa Clara California Valley Water District	3.82%	06/01/2039	2,952,049
480,000	Southern California Public Power Authority	4.31%	07/01/2029	527,242
790,000	Texas A&M University	3.82%	05/15/2047	866,922
355,000	University of California	2.99%	05/15/2026	388,860
850,000	University of Massachusetts Building Authority	5.45%	11/01/2040	1,181,169
25,000	University of North Texas System	3.69%	04/15/2030	28,131
Total Municipal Bonds (Cost $22,715,566)				24,278,224

Asset Backed Securities — 7.1%
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	509,143
1,000,000	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	994,730
937,451	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	946,161
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 B^	3.37%	02/18/2025	520,410
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 C^	3.54%	02/17/2026	520,400
1,000,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	984,557
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	966,265
729,705	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	1.88%	02/25/2044	712,185
500,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	504,175
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,002,194
1,000,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,004,847
250,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	240,956
327,000	Oportun Funding XIII LLC, Series 2019 -A A^	3.08%	08/08/2025	321,971
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	782,217
1,000,000	Verizon Owner Trust, Series 2019-B C	2.60%	12/20/2023	997,754
Total Asset Backed Securities (Cost $10,976,449)				11,007,965

Foreign Government Bonds — 2.2%
1,000,000	Industrial Bank of Korea (3 Month LIBOR USD + 0.60%)^	1.16%	08/02/2021	999,570
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	2.10%	07/06/2022	2,430,054
Total Foreign Government Bonds (Cost $3,430,685)				3,429,624

U.S. Treasury Notes — 4.0%
3,000,000	United States Treasury Note	0.38%	03/31/2022	3,011,074
2,890,000	United States Treasury Note	1.75%	11/15/2029	3,191,305
Total U.S. Treasury Notes (Cost $6,147,675)				6,202,379

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2020

Shares/
Par Value	Security Description	Value $
Short-Term Investments — 1.8%

Money Market Funds — 1.6%
2,507,583	First American Government Obligations Fund — Class Z, 0.06%*	2,507,583

U.S. Treasury Bills — 0.2%
350,000	United States Treasury Bill, 0.12%†	349,983
Total Short-Term Investments (Cost $2,857,566)		2,857,566
Total Investments — 100.3% (Cost $148,892,561)		156,031,213
Liabilities in Excess of Other Assets — (0.3)%		(434,185)
NET ASSETS — 100.0%		$155,597,028

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	134	09/30/2020	$16,800,876	$16,849,453	$48,577
U.S. Treasury 2-Year Note Futures	103	09/30/2020	22,736,920	22,745,297	8,377
U.S. Treasury Long Bond Futures	29	09/21/2020	5,135,632	5,178,313	42,681
U.S. Treasury Ultra Bond Futures	32	09/21/2020	6,971,695	6,981,000	9,305
			$51,645,123	$51,754,063	$108,940

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(87)	09/21/2020	$(12,055,202)	$(12,107,953)	$(52,751)
U.S. Treasury 10-Year Ultra Note Futures	(146)	09/21/2020	(22,831,194)	(22,992,719)	(161,525)
			$(34,886,396)	$(35,100,672)	$(214,276)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 1.44% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 3.83%.

The Fund trailed its benchmark for the year ended June 30, 2020 – a period where the landscape for municipal bond investments quickly pivoted from an environment that was supportive of risk, to one of the most challenging environments in recent history. Municipal market conditions during the first eight months of this period were much like the conditions of the past couple of years: low overall volatility, limited signs of downside economic risks, and a Federal Reserve that appeared likely to remain on hold for an extended period of time. All of that changed in March as signs of the emergence of the coronavirus in the U.S. began to roil investment markets. The municipal market, typically a staid safe-haven asset class experienced one of the largest liquidity shocks on record. During mid-March municipal bond yields completely dislocated from U.S. Treasury yields as both high quality “rates” and municipal credit spreads spiked simultaneously.

We entered this period with an overweight in both portfolio duration and credit-sensitive holdings. Our duration overweight was designed to take advantage of the relatively steep municipal yield curve, and to provide some defense as interest rates have typically fallen against the risk of a weakening economy. Additionally, our overweight in middle-quality (A and BBB-rated) investment grade bonds is a function of the opportunities we were finding in our bottom-up fundamental credit process. Unfortunately, the liquidity-driven nature of the selloff ignored historical correlations and investment grade municipals performed less like a safe-haven asset and more like corporate bonds. Our overweight in A-rated and lower rating categories universally underperformed during this period.

It is our belief that the vast majority of municipal market underperformance as an asset class has been due to liquidity conditions rather than true credit impairment. However, we are very aware of the unique credit challenges facing certain sectors of the market, for municipals are largely an idiosyncratic market. While a top-down macroeconomic-driven shock like the coronavirus shutdown certainly weighs on most credits, it is important to separate headline risk and price dislocation from actual impairment risk. We have spent the past several months assessing the pockets of vulnerability in the Fund, and actively re-underwriting holdings as new information has become available. We have also been very active finding value and adding strong essential service credits whose values had plummeted due to market technicals, or headline risks. Many of the best opportunities were found in issuers with dominant market share in sectors that have been out of favor due to the COVID-19-sensitive industries where they operate (airports, mass-transportation, etc.).

These changes, along with our deep fundamental credit process, paid off in May and June as liquidity conditions improved and the market began to discern relative credit strength within some of those harder hit issuers and sectors. We believe the market will continue to balance the risk and reward across the municipal market. Given the fragmented nature of the market, with over 50,000 distinct issuers, generic credit spreads have been slower to recover than other investment grade U.S. fixed income markets. We see this lag, and the resulting cheap valuations, as an opportunity as we continue to find very attractive relative values across the market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	77.2%
General Obligation Bonds	20.3%
Money Market Funds	1.3%
Other Assets and Liabilities	1.2%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	1.44%	2.64%	2.38%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	3.83%	2.97%	3.09%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/maryland-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5%

General Obligation Bonds — 20.3%
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,933,965
6,000,000	Baltimore County Maryland	5.00%	03/01/2032	7,915,920
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	6,020,950
1,080,000	Baltimore, Maryland	5.00%	10/15/2032	1,368,198
2,400,000	Maryland State	5.00%	08/01/2024	2,850,120
1,400,000	Maryland State	5.00%	08/01/2031	1,835,624
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,777,900
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,924,850
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,142,102
				35,769,629
Revenue Bonds — 77.2%
1,000,000	Austin, Texas	7.88%	09/01/2026	1,020,160
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,246,910
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,655,346
520,000	Baltimore, Maryland	5.00%	06/15/2030	584,454
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,132,170
670,000	Baltimore, Maryland	5.00%	06/15/2033	744,584
1,000,000	Baltimore, Maryland	4.00%	07/01/2034	1,186,220
1,600,000	Baltimore, Maryland	5.00%	07/01/2035	1,916,704
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,128,872
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,882,352
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,617,394
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,071,990
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,384,260
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,164,390
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,269,212
2,260,000	Frederick County Maryland	5.50%	07/01/2040	2,263,390
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,090,340
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,161,160
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,020,240
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,601,481
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,311,993
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,066,600
5,000,000	Maryland Economic Development Corp.	5.00%	06/01/2026	5,214,300
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	748,160
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	410,464
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	910,138
1,000,000	Maryland Economic Development Corp.#	0.17%	02/15/2043	1,000,000
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,211,460
830,000	Maryland Stadium Authority#	0.12%	03/01/2026	830,000
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,567,240
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,128,945
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,163,558
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	504,579
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	559,890
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	538,340
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,648,418
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,139,627
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,046,390
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,767,450
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,971,575
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	492,534
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,816,314
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,273,535

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2020

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5% (Continued)

Revenue Bonds — 77.2% (Continued)
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	106,985
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,176,533
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	319,878
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,200,840
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	281,085
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,418,725
5,525,000	Maryland State Health & Higher Educational Facilities#	0.09%	07/01/2034	5,525,000
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,012
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,237,243
1,000,000	Maryland State Health & Higher Educational Facilities#	0.12%	04/01/2035	1,000,000
1,300,000	Maryland State Health & Higher Educational Facilities#	0.14%	04/01/2035	1,300,000
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,076
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	479,626
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,374,732
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,641,150
3,000,000	Maryland State Health & Higher Educational Facilities#	0.12%	07/01/2041	3,000,000
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,421,979
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,538,766
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,072,470
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,851,650
850,000	Maryland State Transportation Authority	5.00%	07/01/2024	1,006,111
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,844,692
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,643,633
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,821,368
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,864,335
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	993,291
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,028,300
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,039,600
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,038,075
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,106,370
4,335,000	University System of Maryland	5.00%	04/01/2022	4,695,325
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,281,246
2,900,000	Washington Suburban Sanitary Commission#	0.13%	06/01/2023	2,900,000
				135,887,235
Total Municipal Bonds (Cost $167,038,561)				171,656,864

Short-Term Investments — 1.3%

Money Market Funds — 1.3%
2,340,126	First American Government Obligations Fund — Class Z, 0.06%*			2,340,126
Total Short-Term Investments (Cost $2,340,126)				2,340,126
Total Investments — 98.8% (Cost $169,378,687)				173,996,990
Other Assets in Excess of Liabilities — 1.2%				2,201,301
NET ASSETS — 100.0%				$176,198,291

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 1.64% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 3.83%.

The Fund trailed its benchmark for the year ended June 30, 2020—a period where the landscape for municipal bond investment quickly pivoted from an environment that was supportive of risk, to one of the most challenging environments in recent history. Municipal market conditions during the first eight months of this period were much like the conditions of the past couple of years: low overall volatility, limited signs of downside economic risks, and a Federal Reserve that appeared likely to remain on hold for an extended period of time. All of that changed in March as signs of the emergence of the coronavirus in the U.S. began to roil investment markets. The municipal market, typically a staid safe-haven asset class, experienced one of the largest liquidity shocks on record. During mid-March municipal bond yields completely dislocated from U.S. Treasury yields as both high quality “rates” and municipal credit spreads spiked simultaneously.

We entered this period with an overweight in both portfolio duration and credit-sensitive holdings. Our duration overweight was designed to take advantage of the relatively steep municipal yield curve, and to provide some defense as interest rates have typically fallen against the risk of a weakening economy. Additionally, our overweight in middle-quality (A- and BBB-rated) investment grade bonds is a function of the opportunities we were finding in our bottom-up fundamental credit process. Unfortunately, the liquidity driven nature of the selloff ignored historical correlations and investment grade municipals performed less like a safe-haven asset and more like corporate bonds, and our overweight in A-rated and lower rating categories universally underperformed during this period.

It is our belief that the vast majority of municipal market underperformance, as an asset class, has been due to liquidity conditions rather than true credit impairment. However, we are very aware of the unique credit challenges facing certain sectors of the market, yet municipals are largely an idiosyncratic market. While a top-down macroeconomic-driven shock like the coronavirus shutdown certainly weighs on most credits, it is important to separate headline risk and price dislocation from actual impairment risk. We have spent the past several months assessing the pockets of vulnerability in the Fund, and actively re-underwriting holdings as new information has become available. We have also been very active finding value and adding strong essential service credits whose values had plummeted due to market technicals, or headline risks. Many of the best opportunities were found in issuers with dominant market share in sectors that have been out of favor due to the COVID-19-sensitive industries where they operate (airports, mass-transportation, etc.).

These changes, along with our deep fundamental credit process paid off in May and June as liquidity conditions improved and the market began to discern relative credit strength within some of those harder hit issuers and sectors. We believe the market will continue to balance the risk and reward across the municipal market. Given the fragmented nature of the market, with over 50,000 distinct issuers, generic credit spreads have been slower to recover than other investment grade U.S. fixed income markets. We see this lag, and the resulting cheap valuations, as an opportunity as we continue to find very attractive relative values across the market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	87.9%
General Obligation Bonds	11.2%
Money Market Funds	0.4%
Other Assets and Liabilities	0.5%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares[1]	1.59%	3.31%	2.67%
Investor Shares	1.64%	3.28%	2.63%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	3.83%	2.97%	2.64%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.43%	0.48%
Net Expense Ratio[2]	0.43%	0.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 99.1%

General Obligation Bonds — 11.2%
4,480,000	Alameda California Unified School District+	2.45%	08/01/2032	3,547,398
3,600,000	California, State of	4.00%	11/01/2033	4,255,704
2,000,000	California, State of	4.00%	11/01/2034	2,357,520
2,800,000	Chicago Illinois Park District	5.75%	01/01/2038	3,011,232
1,750,000	Connecticut, State of	4.00%	06/15/2036	1,996,960
1,700,000	Connecticut, State of	4.00%	06/15/2037	1,934,056
8,045,000	Grossmont California Healthcare District+	2.44%	07/15/2033	6,321,439
25,140,000	Illinois, State of	5.00%	11/01/2024	26,976,980
14,295,000	Illinois, State of	5.00%	11/01/2025	15,484,201
5,000,000	Kane, McHenry, Cook & DeKalb Counties Illinois Unit School District No. 300	5.25%	01/01/2033	5,522,350
1,435,000	Lane County Oregon School District No 19 Springfield+	3.49%	06/15/2032	1,156,883
5,240,000	Louisiana, State of	4.00%	05/01/2035	5,831,963
1,280,000	Madera California Unified School District+	3.16%	08/01/2029	1,124,634
2,895,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	1.03%	05/01/2037	2,789,883
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	1.03%	05/01/2037	799,863
6,160,000	McHenry & Kane Counties Illinois Community Consolidated School District No. 158 Huntley	5.00%	01/15/2033	6,524,241
5,255,000	Memphis, City of Tennessee	4.00%	05/01/2033	6,263,592
10,690,000	Palomar Health+	4.17%	08/01/2039	6,690,871
4,600,000	Texas, State of	5.00%	08/01/2036	4,786,484
4,640,000	Twin Rivers California Unified School District+	2.36%	08/01/2032	3,604,445
5,315,000	Victor Valley California Union High School District+	3.76%	08/01/2035	3,822,920
8,300,000	West Contra Costa Unified School District+	2.43%	08/01/2033	6,389,755
				121,193,374
Revenue Bonds — 87.9%
8,990,000	Anaheim California Public Financing Authority+	2.73%	09/01/2031	7,431,494
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,343,031
1,500,000	Arlington, Texas	5.00%	02/15/2037	1,769,370
10,000,000	Austin Texas Water & Wastewater System Revenue	5.00%	11/15/2043	11,458,300
4,275,000	Austin, Texas	7.88%	09/01/2026	4,361,184
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	18,560,090
10,475,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2038	12,025,405
23,845,000	Cedar Rapids, Iowa#	0.26%	08/15/2029	22,175,850
8,100,000	Cedar Rapids, Iowa#	0.54%	08/15/2032	7,452,000
5,190,000	Central Plains Energy Project	5.00%	09/01/2032	5,554,546
26,840,000	Central Plains Energy Project	5.25%	09/01/2037	28,867,225
4,000,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2039	4,339,520
6,330,000	Chicago O’Hare International Airport	5.00%	01/01/2033	7,182,208
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,363,791
8,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	9,308,317
12,735,000	Dallas/Fort Worth International Airport	5.00%	11/01/2028	12,908,069
6,805,000	Dallas/Fort Worth International Airport	5.00%	11/01/2029	6,895,847
5,530,000	Dauphin County Pennsylvania General Authority	5.00%	06/01/2042	5,874,408
2,500,000	Delaware State Health Facilities Authority	5.00%	06/01/2034	2,942,375
15,000,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.75%)	0.98%	06/01/2037	13,268,250
6,750,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	9,165,352
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	12,486,090
9,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	1.56%	07/01/2032	8,803,350
20,700,000	District of Columbia#	0.53%	08/01/2037	20,700,000
4,855,000	District of Columbia	5.00%	03/01/2038	6,379,033
5,000,000	District of Columbia#	0.50%	08/01/2038	5,000,000
3,675,000	District of Columbia#	0.53%	08/01/2038	3,675,000
15,000,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	18,239,100
14,260,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	17,220,376
6,800,000	Grand Forks County North Dakota	6.38%	12/15/2043	5,546,080

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 99.1% (Continued)

Revenue Bonds — 87.9% (Continued)
11,150,000	Harris County Texas (3 Month LIBOR USD + 0.67%)	0.93%	08/15/2035	10,135,015
3,865,000	Harris County Texas Sports Authority+	4.40%	11/15/2034	2,229,293
1,300,000	Henrico County Virginia Economic Development Authority#	0.34%	08/23/2027	1,300,000
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	6,949,361
3,720,000	Kansas City Missouri Municipal Assistance Corp.+	3.02%	04/15/2026	3,450,746
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,030,360
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,669,629
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,315,933
3,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	3,049,620
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,162,920
10,595,000	Louisiana State Gasoline & Fuels Tax Revenue	5.00%	05/01/2036	12,106,589
7,000,000	Louisiana State Gasoline & Fuels Tax Revenue	5.00%	05/01/2041	8,124,690
10,370,000	Love Field Texas Airport Modernization Corp.	5.25%	11/01/2040	10,429,316
16,005,000	Love Field Texas Airport Modernization Corp.	5.00%	11/01/2028	16,460,182
25,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.75%)	0.87%	04/01/2048	24,802,000
39,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	0.95%	08/01/2048	38,746,500
20,000,000	Main Street Natural Gas, Inc.#	4.00%	03/01/2050	22,988,000
9,455,000	Maricopa County Arizona Pollution Control Corp.	5.00%	06/01/2035	9,481,190
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	5,684,755
1,615,000	Massachusetts Health & Educational Facilities Authority#	0.61%	07/01/2023	1,615,000
5,100,000	Massachusetts Health & Educational Facilities Authority#	0.85%	07/01/2023	5,100,000
1,200,000	Massachusetts Health & Educational Facilities Authority#	0.61%	07/01/2023	1,200,000
4,105,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	4,283,444
10,000,000	Metropolitan Pier & Exposition Authority+	4.21%	06/15/2035	5,547,400
10,165,000	Metropolitan Pier & Exposition Authority+	4.14%	06/15/2037	5,108,319
10,470,000	Metropolitan Pier & Exposition Authority+	3.70%	06/15/2038	4,999,425
10,000,000	Metropolitan Pier & Exposition Authority	4.00%	06/15/2050	9,546,300
5,225,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2057	5,496,857
1,705,000	Metropolitan Transportation Authority+	3.20%	11/15/2029	1,263,541
6,000,000	Metropolitan Transportation Authority+	3.61%	11/15/2033	3,675,000
10,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	10,626,200
13,205,000	Metropolitan Transportation Authority	5.00%	11/15/2038	13,914,373
10,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	10,822,300
2,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	3,084,275
6,760,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	7,852,619
2,775,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	0.12%	08/01/2027	2,775,000
1,000,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	0.15%	08/01/2028	1,000,000
4,345,000	Minneapolis & St. Paul, Minnesota Metropolitan Airports Commission	5.00%	01/01/2022	4,596,619
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	957,215
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,510,950
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	3,317,040
1,250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,034,650
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	838,220
15,000,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	17,652,450
12,250,000	New York & New Jersey Port Authority	4.00%	11/01/2034	14,063,490
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,375,237
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,000,300
7,575,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2043	8,661,103
2,340,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2045	2,712,107
5,000,000	New York Convention Center Development Corp.+	3.77%	11/15/2041	2,316,300
5,000,000	New York Convention Center Development Corp.+	2.67%	11/15/2043	2,121,700
2,000,000	New York State Dormitory Authority	5.00%	03/15/2036	2,359,000
20,035,000	New York State Thruway Authority	5.00%	01/01/2037	25,328,247
5,000,000	New York Transportation Development Corp.	4.00%	07/01/2041	5,122,050
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,422,756

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 99.1% (Continued)

Revenue Bonds — 87.9% (Continued)
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,893,637
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,039,600
3,765,000	North Carolina Turnpike Authority+	3.91%	01/01/2034	2,623,264
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,780,004
2,275,000	Ohio, State of#	0.26%	09/01/2041	2,207,091
1,000,000	Onondaga County New York Trust for Cultural Resources	4.00%	12/01/2049	1,151,160
5,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	6,801,108
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,169,100
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	11,807,200
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	7,099,032
2,300,000	Philadelphia Pennsylvania Airport Revenue	5.00%	06/15/2027	2,381,190
6,225,000	Port Authority of New York & New Jersey	5.00%	10/15/2032	6,483,151
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,167,864
3,120,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	3,278,746
6,050,000	Public Finance Authority	2.63%	11/01/2025	6,346,571
17,483,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.65%	07/01/2033	11,323,389
4,230,000	Sales Tax Securitization Corp.	5.50%	01/01/2032	5,215,928
6,745,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	6,757,411
22,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	23,842,123
7,150,000	Tennessee Energy Acquisition Corp.#	4.00%	11/01/2049	8,103,095
3,045,000	Terrebonne Parish Louisiana+	3.11%	04/01/2036	2,106,166
21,425,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	1.08%	09/15/2027	20,991,358
6,995,000	Texas Municipal Gas Acquisition & Supply Corp. III	5.00%	12/15/2023	7,571,458
2,055,000	Tobacco Settlement Authority	5.25%	06/01/2032	2,109,663
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	13,659,816
20,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	22,249,200
5,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2046	5,741,300
1,045,000	Triborough Bridge & Tunnel Authority+	3.38%	11/15/2031	776,153
9,030,000	TSASC, Inc.	5.00%	06/01/2031	10,751,931
4,850,000	University of Missouri	4.00%	11/01/2034	5,515,226
2,000,000	University of Missouri	4.00%	11/01/2035	2,268,100
10,000,000	Vermont Educational & Health Buildings Financing Agency	5.00%	11/01/2040	10,118,700
5,312,925	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	3.34%	12/03/2035	5,328,970
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,835,213
3,300,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	3,397,878
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,118,640
19,290,000	Virginia Small Business Financing Authority	5.00%	07/01/2049	19,833,592
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,000,380
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,738,128
3,655,000	Wayne County Michigan Airport Authority	5.00%	12/01/2038	4,121,707
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,820,475
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,886,946
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	657,924
				951,780,835
Total Municipal Bonds (Cost $1,049,668,704)				1,072,974,209

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Short-Term Investments — 0.4%

Money Market Funds — 0.4%
4,372,487	First American Government Obligations Fund — Class Z, 0.06%*	4,372,487
Total Short-Term Investments (Cost $4,372,487)		4,372,487
Total Investments — 99.5% (Cost $1,054,041,191)		1,077,346,696
Other Assets in Excess of Liabilities — 0.5%		5,079,458
NET ASSETS — 100.0%		$1,082,426,154

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

The Brown Advisory Tax-Exempt Sustainable Bond Fund (the “Fund”) launched December 2, 2019 and during the period ended June 30, 2020, the Fund declined 0.37% in value since inception. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.50%.

The Fund has trailed its benchmark since inception on December 2, 2019 through the period ended June 30, 2020—a time where the landscape for municipal bond investment quickly pivoted from an environment that was supportive of risk, to one of the most challenging environments in recent history. Municipal market conditions during the first eight months of this period were much like the conditions of the past couple of years: low overall volatility, limited signs of downside economic risks, and a Federal Reserve that appeared likely to remain on hold for an extended period of time. All of that changed in March as signs of the emergence of the coronavirus in the U.S. began to roil investment markets. The municipal market, typically a staid safe-haven asset class experienced one of the largest liquidity shocks on record. During mid-March municipal bond yields completely dislocated from U.S. Treasury yields as both high quality “rates” and municipal credit spreads spiked simultaneously.

We entered this period with an overweight in both portfolio duration and credit-sensitive holdings. Our duration overweight was designed to take advantage of the relatively steep municipal yield curve, and to provide some defense as interest rates have typically fallen against the risk of a weakening economy. Additionally, our overweight in middle-quality (A- and BBB-rated) investment grade bonds is a function of the opportunities we were finding in our bottom-up fundamental credit process. Unfortunately, the liquidity driven nature of the sell-off ignored historical correlations and investment grade municipals performed less like a safe-haven asset and more like corporate bonds, and our overweight in A-rated and lower rating categories universally underperformed during this period.

Given the Fund’s focus on Environmental, Social and Governance (ESG) specific credits and sectors, the portfolio did benefit from low (or no) exposure to some of the worst performing sectors in the investment-grade municipal bond market during March. These include tobacco MSA-backed bonds, industrial revenue bonds, and to a lesser degree airport bonds. That does not mean that there are not sectors that could have specific challenges as much of the nation dramatically adapts its behavior to cope with the COVID-19 crisis. These sectors include not-for-profit hospitals and continuing care retirement communities (CCRCs), both of which face acute near-terms risks during this crisis. As we assess pockets of vulnerability within these sectors (and holdings in general), it is important to separate headline risk and price dislocation from actual impairment risk.

It is our belief that the vast majority of municipal market underperformance as an asset class has been due to liquidity conditions rather than true credit impairment. However, we are very aware of the unique credit challenges facing certain sectors of the market, but municipals are largely an idiosyncratic market. While a top-down macroeconomic-driven shock like the coronavirus shutdown certainly weighs on most credits, it is important to separate headline risk and price dislocation from actual impairment risk. We have spent the past several months assessing the pockets of vulnerability in the Fund, and actively re-underwriting holdings as new information has become available. We have also been very active finding value and adding strong essential service credits whose values had plummeted due to market technicals, or headline risks. Many of the best opportunities were found in issuers with dominant market share in sectors that have been out of favor due to the COVID-19-sensitive industries where they operate (airports, mass-transportation, etc.).

These changes, along with our deep ESG and fundamental credit process paid off in May and June as liquidity conditions improved and the market began to discern relative credit strength within some of those harder hit issuers and sectors. We believe the market will continue to balance risk and reward across the municipal market. Given the fragmented nature of the market, with over 50,000 distinct issuers, generic credit spreads have been slower to recover than other investment grade U.S. fixed income markets. We see this lag, and the resulting inexpensive valuations, as an opportunity as we continue to find attractive relative values across the market.

From an ESG perspective, we focused on the municipal issuers we invested in that have responded to COVID-19 and how their employees and customers have been affected. We also sought to analyze how issuers were supporting and promoting social and racial equality or access to essential services for underserved populations. Our ESG research process seeks to dynamically respond to complex problems. We have used this process in an effort to examine a wide range of factors that we believe influence an issuer’s long-term health and prosperity. These factors are always meaningful for issuers. We believe that the social issues, such as the COVID-19 pandemic and racial inequality, reinforce how important these factors are. We seek to continue to approach social

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Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2020

issues—like racism—through ESG and fundamental research integration and direct engagement with municipal issuers. We also intend to invest in municipal issuers that help ensure equitable access to essential resources and services—like affordable housing, public transit and education.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy N. Hauter, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	73.5%
General Obligation Bonds	17.6%
Money Market Funds	7.4%
Other Assets and Liabilities	1.5%
100.0%

Since Inception
Cumulative Total Return	(12/2/19)
Investor Shares	-0.37%
Bloomberg Barclays 1-10 Year Municipal Bond Index	2.50%

Investor Shares
Gross Expense Ratio[1]	0.66%
Net Expense Ratio[1]	0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated December 2, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 91.1%

General Obligation Bonds — 17.6%
850,000	California, State of (SIFMA Municipal Swap Index + 0.38%)	0.51%	12/01/2027	842,682
1,350,000	California, State of	5.00%	10/01/2028	1,593,041
1,000,000	California, State of	4.00%	11/01/2033	1,182,140
2,710,000	Chicago Illinois Metropolitan Water Reclamation	5.00%	12/01/2030	2,852,519
1,080,000	Coachella Valley California Unified School District+	2.61%	08/01/2034	797,126
3,450,000	Compton Unified School District+	2.99%	06/01/2037	2,224,250
1,000,000	Cypress-Fairbanks Independent School District	5.00%	02/15/2024	1,164,890
1,000,000	Cypress-Fairbanks Independent School District	5.00%	02/15/2025	1,205,880
1,125,000	Detroit City School District	5.00%	05/01/2039	1,404,090
1,000,000	Illinois, State of	5.38%	05/01/2023	1,063,470
2,500,000	Illinois, State of	5.00%	11/01/2026	2,726,600
1,000,000	Lewisville Texas Independent School District	5.00%	08/15/2023	1,144,000
3,000,000	Oak Grove California School District+	2.39%	08/01/2035	2,193,540
1,100,000	Placentia-Yorba Linda California Unified School District+	2.65%	08/01/2036	784,586
3,000,000	Texas, State of	4.50%	08/01/2029	3,834,419
2,000,000	Weld County Colorado School District	5.00%	12/01/2032	2,660,180
				27,673,413
Revenue Bonds — 73.5%
2,225,000	Allegheny County Pennsylvania Hospital Development Authority	5.00%	07/15/2023	2,494,247
950,000	Arlington County Virginia Industrial Development Authority	5.00%	07/01/2026	1,151,011
425,000	Arlington Texas Higher Education Finance Corp.	5.00%	08/15/2026	523,141
3,000,000	Aurora Colorado Water Revenue	5.00%	08/01/2041	3,622,409
2,300,000	Austin, Texas	7.88%	09/01/2026	2,346,367
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	1,093,360
725,000	Baltimore County Maryland	4.00%	01/01/2040	790,866
1,500,000	Baltimore County Maryland	4.00%	01/01/2045	1,576,260
1,950,000	Bay Area Water Supply & Conservation Agency	5.00%	10/01/2034	2,178,111
630,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2023	693,233
500,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2024	563,995
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,269,948
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,260,180
3,045,000	California Infrastructure & Economic Development Bank (1 Month LIBOR USD + 0.20%)	0.32%	10/01/2047	3,033,612
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,314,518
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,661,279
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,338,946
2,000,000	California Statewide Communities Development Authority#	2.63%	11/01/2033	2,080,100
975,000	Cedar Rapids, Iowa#	0.54%	08/15/2032	897,000
1,020,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2032	1,228,029
2,250,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2045	2,636,190
900,000	Connecticut Housing Finance Authority#	0.14%	11/15/2046	900,000
1,000,000	Connecticut State Clean Water Fund	4.00%	02/01/2035	1,197,200
1,500,000	Connecticut State Clean Water Fund	5.00%	05/01/2036	1,857,240
3,000,000	Dallas-Fort Worth International Airport	5.25%	11/01/2030	3,359,760
2,000,000	Detroit Michigan Water Supply System Revenue	5.25%	07/01/2041	2,099,740
3,000,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2039	3,603,959
1,450,000	Douglas County Nebraska Hospital Authority No. 2	4.00%	11/15/2039	1,657,437
1,700,000	Douglas County Nebraska Hospital Authority No. 2	4.00%	11/15/2040	1,937,133
1,200,000	Grand Forks County North Dakota	5.75%	09/15/2028	1,071,552
1,000,000	Grand Forks County North Dakota	6.38%	12/15/2043	815,600
600,000	Harris County Texas Flood Control District	5.00%	10/01/2027	727,356
1,405,000	Hartford County Connecticut Metropolitan District Clean Water Project	5.00%	11/01/2036	1,579,656
1,730,000	Health & Educational Facilities Authority of the State of Missouri	5.75%	02/01/2031	1,765,707
1,005,000	JEA Water & Sewer System Revenue#	0.18%	10/01/2036	1,005,000
1,000,000	Lower Colorado River Authority	5.00%	05/15/2022	1,083,620
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2020

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 91.1% (Continued)

Revenue Bonds — 73.5% (Continued)
1,000,000	Lower Colorado River Authority	5.00%	05/15/2025	1,201,200
1,000,000	Maricopa County Arizona Industrial Development Authority
	(SIFMA Municipal Swap Index + 0.38%)	0.51%	01/01/2035	994,890
1,000,000	Massachusetts Port Authority	5.00%	07/01/2040	1,003,030
1,000,000	Massachusetts Water Resources Authority#	0.15%	08/01/2037	1,000,000
905,000	Metropolitan Pier & Exposition Authority+	3.21%	12/15/2038	422,698
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2042	1,015,060
2,000,000	Metropolitan Pier & Exposition Authority	4.00%	06/15/2050	1,909,260
1,955,000	Metropolitan Transportation Authority	5.25%	11/15/2033	2,378,433
1,050,000	Metropolitan Transportation Authority	5.00%	11/15/2035	1,238,234
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,539,663
1,475,000	Miami Beach Florida Health Facilities Authority	5.00%	11/15/2029	1,571,436
1,350,000	Michigan Finance Authority	5.00%	10/01/2020	1,365,836
1,000,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority	5.25%	08/15/2025	1,005,810
850,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	0.15%	08/01/2028	850,000
2,000,000	Minnesota Municipal Power Agency	5.25%	10/01/2035	2,023,580
1,000,000	New Hampshire Business Finance Authority (SIFMA Municipal Swap Index + 0.75%)	0.88%	10/01/2033	999,980
1,190,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	984,987
885,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	741,825
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	2,076,540
5,000,000	New York City Water & Sewer System#	0.13%	06/15/2043	5,000,000
2,425,000	New York Liberty Development Corp.	4.00%	09/15/2035	2,529,251
3,000,000	New York Liberty Development Corp.	5.00%	09/15/2040	3,178,980
1,000,000	New York State Dormitory Authority	5.00%	07/01/2050	1,092,070
2,500,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,519,625
1,000,000	Ohio Higher Educational Facility Commission#	1.63%	12/01/2034	997,380
950,000	Ohio, State of#	0.19%	03/01/2036	933,489
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	0.53%	01/01/2052	1,490,490
2,500,000	Philadelphia Pennsylvania Water & Wastewater Revenue	5.00%	01/01/2036	2,543,800
1,500,000	Portland Maine Metropolitan General Airport Revenue	4.00%	01/01/2038	1,683,525
1,500,000	Regional Transportation Authority	5.00%	06/01/2031	1,655,445
1,250,000	Southern California Public Power Authority	5.00%	07/01/2021	1,309,613
2,000,000	Springfield Illinois Water Revenue	5.00%	03/01/2037	2,140,660
1,200,000	Tampa Florida Hospital Revenue	4.00%	07/01/2039	1,349,532
1,000,000	Tampa Florida Hospital Revenue	4.00%	07/01/2045	1,105,960
2,350,000	University of North Carolina at Chapel Hill#	0.11%	02/15/2031	2,350,000
721,211	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	3.34%	12/03/2035	723,389
				115,339,433
Total Municipal Bonds (Cost $143,355,909)				143,012,846

Short-Term Investments — 7.4%

Money Market Funds — 7.4%
11,631,402	First American Government Obligations Fund — Class Z, 0.06%*			11,631,402
Total Short-Term Investments (Cost $11,631,402)				11,631,402
Total Investments — 98.5% (Cost $154,987,311)				154,644,248
Other Assets in Excess of Liabilities — 1.5%				2,387,536
NET ASSETS — 100.0%				$157,031,784

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) increased 6.15% in value. During the same period, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, increased 5.67%.

It has become clear that the public health crisis spurred by COVID-19 has caused an unprecedented slowdown in the real economy. The tremendous fiscal and economic stimulus taken by central banks and governments has had undeniable impact on insulating both the economy and financial markets from continued immediate distress. The Federal Reserve’s decision to cut its primary interest rate target to 0% and restart its quantitative easing (QE) program have had profound implications for fixed income markets. During the final weeks of March, the Fed was buying more bonds per day than it was per month during prior QE programs.

As a consequence of the Fed’s direct and meaningful participation in the mortgage market, we expect the agency mortgage-backed security (MBS) market to remain consistently supported as the road to recovery for the broader economy may be arduous and long. The mortgage sector in particular is highly sensitive to interest rate volatility and assumptions around borrower refinancing behavior. Given that the 10-year Treasury rapidly fell from 2.00% to 0.66% during the period, the mortgage market does face short-term technical pressure as borrowers rush to refinance loans, save money and help alleviate cash flow short-falls that may have been caused by the recent downturn.

Our security selection within agency commercial mortgage bonds largely drove the outperformance over the period. “Positively convex” products such as these are insulated from accelerated prepayment rates and tend to outperform during periods of large interest rate moves. Within this bucket we still see value in select seasoned mortgage pools, but chose to reduce our exposure to this segment due to some having very high dollar prices. In these cases, the dollar prices are approaching $120 and start to carry amplified risk to idiosyncratic and unexpected prepayment events.

During March we utilized the opportunistic nature of our non-agency bucket to capitalize on severe liquidity dislocations we observed in very high quality assets. One segment of weakness in the portfolio was the performance of credit risk transfer (CRTs). In CRTs, we viewed the selloff starting in mid-2018 – driven by fears of elevated prepayments – as an opportunity. However, uncertainties around fundamental credit risk due to the coronavirus led us to exit our positions as we viewed increasing forbearance and looming defaults as a thesis-violating risk for our positions. In aggregate, the non-agency allocation was additive to performance and we feel comfortable that these holdings will continue to be an important driver of performance given our bottom-up approach to investing.

Looking forward, we believe that mortgage investors will face a more difficult environment due to lower rates and more disparate prepayment profiles. Our objective for the Fund is to build a portfolio that is resilient to a wide variety of challenging markets. By balancing the pursuit of attractive income generation with stable prepayment profiles and fundamentally sound credits, we aim to deliver incremental return with the stability of a government-related mandate.

Sincerely,

John Henry Iucker, CFA
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Bloomberg Barclays Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Mortgage Backed Securities	93.4%
U.S. Treasury Notes	4.5%
Asset Backed Securities	4.4%
Corporate Bonds & Notes	3.1%
Money Market Funds	1.4%
Municipal Bonds	1.4%
Preferred Stocks	0.5%
Other Assets and Liabilities	(8.7)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/26/13)
Institutional Shares[1]	6.09%	3.31%	3.37%
Investor Shares	6.15%	3.27%	3.33%
Bloomberg Barclays Mortgage Backed Securities Index	5.67%	3.23%	3.49%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.47%	0.52%
Net Expense Ratio[2]	0.47%	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mortgage-securities-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 93.4%
2,000,000	BBCMS Mortgage Trust, Series 2018-TALL A (1 Month LIBOR USD + 0.72%)^	0.91%	03/15/2037	1,908,394
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	951,005
49,513	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	51,373
94,460	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	106,953
235,979	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	257,480
61,254	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	68,193
218,078	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	237,338
48,161	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	2.90%	05/01/2033	48,391
95,020	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	107,400
272,716	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	297,673
50,290	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	3.19%	05/01/2035	53,098
168,715	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	185,908
68,023	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	78,053
1,112,601	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,191,102
546,600	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	582,793
30,585	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	3.75%	03/01/2036	32,294
26,600	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	4.26%	10/01/2036	27,825
272,166	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	311,621
102,117	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	112,193
123,807	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	3.69%	02/01/2037	124,843
199,367	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	218,994
117,023	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	128,530
71,333	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	78,041
94,735	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	103,562
174,330	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	191,224
56,432	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	2.86%	06/01/2037	59,874
168,870	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	184,676
95,563	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	104,440
54,909	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	60,464
226,534	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	247,686
73,377	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	80,293
51,708	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	3.65%	10/01/2037	52,278
264,156	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	291,213
84,169	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	92,006
144,751	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	158,880
349,231	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	388,248
200,579	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	238,617
238,492	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	283,716
111,810	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	122,177
127,575	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	146,759
643,098	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	737,200
469,139	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	502,011
6,237,264	FHLMC PC, Pool# ZA-5113	4.00%	12/01/2047	6,781,559
582,648	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	651,050
1,232,501	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	20,938
1,388,184	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	29,662
33,292	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	36,036
145,960	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	162,035
341,842	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	395,133
552,151	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	645,873
236,870	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	277,532
1,102,038	FHLMC REMIC, Series 4309 BI~	3.00%	08/15/2039	38,097
385,530	FHLMC REMIC, Series 4675 CA	3.50%	02/15/2042	392,226
2,165,000	FHLMC REMIC, Series 4784 NB	4.00%	05/15/2042	2,190,640
531,653	FHLMC REMIC, Series 4775 DA	4.00%	07/15/2042	539,537
402,643	FHLMC REMIC, Series 4693 NA	3.50%	08/15/2042	410,288

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 93.4% (Continued)
1,431,083	FHLMC REMIC, Series 4773 EA	4.00%	10/15/2042	1,456,995
6,055,018	FHLMC REMIC, Series 4711 NA	3.50%	11/15/2042	6,178,409
5,540,113	FHLMC REMIC, Series 4665 KA	4.00%	12/15/2042	5,667,527
418,687	FHLMC REMIC, Series 4703 KA	3.50%	02/15/2043	428,594
328,730	FHLMC REMIC, Series 4808 EA	4.50%	02/15/2043	332,371
6,673,148	FHLMC REMIC, Series 4747 DA	3.50%	04/15/2043	6,826,341
1,708,200	FHLMC REMIC, Series 4870 LA	4.00%	04/15/2043	1,729,684
440,670	FHLMC REMIC, Series 4845 DA	4.00%	05/15/2043	444,898
408,132	FHLMC REMIC, Series 4848 EA	4.50%	08/15/2043	413,264
2,645,000	FHLMC REMIC, Series 4801 LT	4.00%	12/15/2043	2,714,393
266,310	FHLMC REMIC, Series 4830 WA	4.00%	04/15/2044	269,470
484,762	FHLMC REMIC, Series 4848 WA	4.00%	07/15/2044	489,861
1,990,983	FHLMC REMIC, Series 4840 BH	5.00%	07/15/2044	2,029,836
454,597	FHLMC REMIC, Series 4830 DA	4.50%	11/15/2044	463,062
2,424,503	FHLMC REMIC, Series 4829 JA	4.50%	12/15/2044	2,469,651
307,933	FHLMC REMIC, Series 4828 NA	4.50%	12/15/2044	313,708
885,702	FHLMC REMIC, Series 4844 HJ	4.00%	02/15/2045	899,056
1,649,680	FHLMC REMIC, Series 4827 GB	4.00%	03/15/2045	1,677,143
515,846	FHLMC REMIC, Series 4842 EA	4.50%	03/15/2045	526,379
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,436,469
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	997,672
158,601	FHLMC WLST, Series 2017-SC02 2A1	3.50%	05/25/2047	160,128
2,941,738	FHMS, Series K-017 X1#~	1.43%	12/25/2021	39,296
13,223,303	FHMS, Series K-019 X1#~	1.73%	03/25/2022	299,922
12,059,305	FHMS, Series K-021 X1#~	1.55%	06/25/2022	265,744
24,417,432	FHMS, Series K-025 X1#~	0.93%	10/25/2022	381,361
13,070,535	FHMS, Series K-035 X1#~	0.50%	08/25/2023	132,223
63,356,592	FHMS, Series K-C02 X1#~	0.51%	03/25/2024	810,926
16,074,793	FHMS, Series K-038 X1#~	1.28%	03/25/2024	563,669
40,348,034	FHMS, Series K-040 X1#~	0.86%	09/25/2024	1,036,981
17,876,707	FHMS, Series K-C03 X1#~	0.63%	11/25/2024	337,954
134,901,132	FHMS, Series K-047 X1#~	0.26%	05/25/2025	901,436
295,759	FHMS, Series K-W01 A1	2.59%	05/25/2025	313,025
28,948,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	1,101,098
14,661,493	FHMS, Series K-053 X1#~	1.02%	12/25/2025	615,020
31,395,780	FHMS, Series K-734 X1#~	0.79%	02/25/2026	986,076
9,408,809	FHMS, Series K-055 X1#~	1.50%	03/25/2026	623,230
27,838,338	FHMS, Series K-735 X1#~	1.10%	05/25/2026	1,364,677
17,545,861	FHMS, Series K-736 X1#~	1.44%	07/25/2026	1,162,936
5,359,244	FHMS, Series K-058 X1#~	1.05%	08/25/2026	263,875
6,478,637	FHMS, Series K-059 X1#~	0.43%	09/25/2026	109,080
26,776,718	FHMS, Series K-737 X1#~	0.64%	10/25/2026	920,953
21,929,018	FHMS, Series K-C04 X1#~	1.41%	12/25/2026	1,285,744
55,209,523	FHMS, Series K-063 X1#~	0.42%	01/25/2027	933,924
6,098,990	FHMS, Series K-738 X1#~	1.63%	01/25/2027	497,328
22,353,336	FHMS, Series K-064 X1#~	0.74%	03/25/2027	793,803
6,050,000	FHMS, Series K-738 XAM#~	1.48%	03/25/2027	494,549
4,343,901	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	188,485
15,519,529	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	926,057
12,572,709	FHMS, Series K-068 X1#~	0.57%	08/25/2027	347,193
30,358,009	FHMS, Series K-069 X1#~	0.49%	09/25/2027	734,895
42,695,878	FHMS, Series K-070 X1#~	0.46%	11/25/2027	959,701
31,701,860	FHMS, Series K-072 X1#~	0.49%	12/25/2027	782,855
6,268,689	FHMS, Series Q-006 APT1#	2.66%	04/25/2028	6,386,466
1,824,958	FHMS, Series Q-006 APT2#	2.55%	10/25/2028	1,864,347
19,943,900	FHMS, Series K-087 X1#~	0.51%	12/25/2028	572,354

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 93.4% (Continued)
18,188,287	FHMS, Series K-091 X1#~	0.70%	03/25/2029	799,581
12,666,809	FHMS, Series K-092 X1#~	0.85%	04/25/2029	695,751
9,998,346	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	613,924
6,288,767	FHMS, Series K-093 X1#~	1.09%	05/25/2029	451,764
10,992,712	FHMS, Series K-094 X1#~	1.02%	06/25/2029	742,798
6,250,000	FHMS, Series K-G02 X1#~	1.14%	08/25/2029	451,021
9,996,546	FHMS, Series K-103 X1#~	0.76%	11/25/2029	521,548
7,449,843	FHMS, Series K-108 XAM#~	1.78%	03/25/2030	1,045,977
4,800,000	FHMS, Series K-110 XAM#~	1.87%	04/25/2030	781,130
5,030,000	FHMS, Series K-109 XAM#~	1.92%	04/25/2030	772,422
831,065	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	835,432
4,401,157	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	4,565,804
4,014,885	FHMS, Series Q-007 APT2#	3.33%	10/25/2047	4,345,073
1,667,971	FHS, Series 366 IO~	4.00%	08/15/2049	325,440
27,352	FNMA, Pool# 922791	6.50%	12/01/2021	27,580
403,240	FNMA, Pool# BL0273	4.36%	10/01/2023	441,831
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	1,105,890
1,209,118	FNMA, Pool# 109465	3.58%	08/01/2025	1,332,238
39,458	FNMA, Pool# 336422 (H15T3Y + 2.30%)	4.64%	10/01/2025	39,850
135,950	FNMA, Pool# 344903	5.50%	10/01/2025	149,558
468,171	FNMA, Pool# BL1166	3.62%	01/01/2026	523,127
448,664	FNMA, Pool# BL1165	3.62%	01/01/2026	501,330
79,902	FNMA, Pool# 356232	6.50%	01/01/2026	88,964
37,714	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	4.90%	05/01/2026	37,731
1,500,000	FNMA, Pool# BL0723	3.84%	09/01/2026	1,704,986
58,910	FNMA, Pool# 356329 (1 Year CMT Rate + 2.64%)	4.26%	01/01/2027	59,398
19,146	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	3.63%	04/01/2027	19,380
40,490	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	3.99%	11/01/2027	40,743
893,832	FNMA, Pool# 257203	5.00%	05/01/2028	975,262
835,988	FNMA, Pool# 958720	5.65%	10/01/2028	951,994
761,288	FNMA, Pool# 957502	3.98%	07/01/2029	840,604
44,227	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	3.85%	11/01/2029	44,480
39,366	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	4.02%	09/01/2030	39,567
52,111	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	3.96%	02/01/2031	52,376
159,744	FNMA, Pool# AL0898	5.00%	02/01/2031	179,259
39,498	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	4.49%	07/01/2031	39,779
2,447,239	FNMA, Pool# AI4717	4.50%	07/01/2031	2,687,670
42,622	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	3.75%	08/01/2031	42,799
38,339	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	4.54%	09/01/2031	38,562
10,328	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	3.77%	03/01/2032	10,365
9,676	FNMA, Pool# 628837	6.50%	03/01/2032	11,108
30,237	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	3.77%	04/01/2032	30,348
41,213	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	4.30%	09/01/2032	41,365
42,037	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	4.02%	11/01/2032	42,416
30,328	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	4.01%	03/01/2033	30,386
17,124	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	1.90%	07/01/2033	17,298
40,215	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	2.89%	11/01/2033	40,552
23,012	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	4.00%	11/01/2033	23,097
28,276	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.03%	12/01/2033	28,383
31,376	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.40%	02/01/2034	31,664
30,429	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	3.78%	04/01/2034	30,630
121,239	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	4.59%	07/01/2034	121,196
21,290	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	3.52%	03/01/2035	21,644
71,119	FNMA, Pool# 889829	5.00%	07/01/2035	81,672
41,809	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	4.39%	08/01/2035	42,118
74,129	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	4.12%	09/01/2035	75,043

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 93.4% (Continued)
55,859	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	3.77%	10/01/2035	56,064
135,123	FNMA, Pool# 842006	4.25%	10/01/2035	144,485
36,218	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	3.52%	11/01/2035	38,347
268,734	FNMA, Pool# 850232	4.25%	12/01/2035	289,237
13,704	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	3.54%	03/01/2036	13,819
333,488	FNMA, Pool# AB0577	4.00%	03/01/2036	365,533
43,473	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	4.21%	03/01/2036	46,466
43,598	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.75%)	3.63%	04/01/2036	46,179
65,906	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	2.84%	05/01/2036	66,612
24,628	FNMA, Pool# 745626 (1 Year CMT Rate + 2.09%)	3.15%	05/01/2036	24,781
11,816	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.70%)	2.70%	06/01/2036	11,880
22,404	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.84%)	4.47%	07/01/2036	22,787
458,289	FNMA, Pool# 896838	5.45%	07/01/2036	514,999
138,973	FNMA, Pool# 745818	6.50%	09/01/2036	162,282
162,731	FNMA, Pool# 894270 (1 Year CMT Rate + 2.50%)	4.25%	10/01/2036	163,194
4,648	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	4.11%	11/01/2036	4,670
81,113	FNMA, Pool# 902770	5.38%	11/01/2036	89,138
112,587	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	3.37%	01/01/2037	113,272
18,254	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.68%)	3.67%	03/01/2037	19,248
41,828	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.55%)	3.55%	04/01/2037	42,311
57,721	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	3.43%	05/01/2037	58,375
79,262	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.11%)	2.85%	08/01/2037	80,469
147,199	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	4.33%	08/01/2037	146,599
58,049	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	3.86%	09/01/2037	61,402
4,098,247	FNMA, Pool# MA3208	4.50%	10/01/2037	4,459,001
134,320	FNMA, Pool# 955233	6.50%	12/01/2037	161,040
30,510	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.18%)	3.07%	04/01/2038	30,941
6,556	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	2.72%	05/01/2038	6,588
367,060	FNMA, Pool# AD0100	7.00%	12/01/2038	441,585
104,424	FNMA, Pool# 930507	6.50%	02/01/2039	119,868
2,971,180	FNMA, Pool# AS2249	4.00%	04/01/2039	3,264,008
398,397	FNMA, Pool# AL0407	6.50%	04/01/2039	462,941
332,087	FNMA, Pool# AD0427	5.50%	10/01/2039	385,179
433,400	FNMA, Pool# AD0941	5.50%	04/01/2040	508,795
616,364	FNMA, Pool# 467095	5.90%	01/01/2041	719,306
465,751	FNMA, Pool# AH8447	5.50%	04/01/2041	515,422
961,345	FNMA, Pool# 469130	4.87%	10/01/2041	1,150,928
758,094	FNMA, Pool# BC1738	4.50%	09/01/2043	838,597
593,998	FNMA, Pool# AS1429	4.00%	12/01/2043	638,719
582,010	FNMA, Pool# AV7739	4.00%	01/01/2044	640,492
404,286	FNMA, Pool# AW6485	4.00%	06/01/2044	433,299
709,750	FNMA, Pool# AY0382	4.00%	11/01/2044	778,874
615,806	FNMA, Pool# AW9534	4.00%	03/01/2045	685,163
626,674	FNMA, Pool# AZ4154	4.00%	06/01/2045	682,164
2,305,113	FNMA, Pool# AZ7828	4.00%	08/01/2045	2,496,905
1,080,601	FNMA, Pool# BA3674	4.50%	10/01/2045	1,177,675
441,763	FNMA, Pool# BC6366	4.50%	02/01/2046	490,164
347,602	FNMA, Pool# BD1241	4.50%	05/01/2046	376,358
1,259,294	FNMA, Pool# BD5189	4.50%	07/01/2046	1,393,374
695,844	FNMA, Pool# BD8599	4.50%	11/01/2046	782,616
972,291	FNMA, Pool# BH7686	4.50%	12/01/2047	1,056,555
1,282,982	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,396,508
968,929	FNMA, Pool# AN8989	4.07%	04/01/2048	1,204,027
854,747	FNMA, Pool# BK5105	5.50%	05/01/2048	967,926
620,075	FNMA, Pool# BK8032	5.50%	06/01/2048	702,180
496,199	FNMA, Pool# BN0202	5.50%	09/01/2048	561,905

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 93.4% (Continued)
558,849	FNMA, Pool# BN4936	5.50%	12/01/2048	629,383
364,790	FNMA, Pool# BN4921	5.50%	01/01/2049	411,304
7,500,000	FNMA, 2.0%, Due TBA August	2.00%	08/15/2035	7,747,266
7,500,000	FNMA, 2.0%, Due TBA September	2.00%	09/15/2050	7,643,670
7,500,000	FNMA, 2.5%, Due TBA September	2.50%	09/15/2050	7,790,740
3,144	FNMA REMIC Trust, Series 1990-116 H	9.00%	10/25/2020	3,160
28,830	FNMA REMIC Trust, Series 1991-136 J	7.50%	10/25/2021	29,386
493,328	FNMA REMIC Trust, Series 2017-M5 FA1 (1 Month LIBOR USD + 0.67%)	1.39%	04/25/2024	489,386
93,012	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	99,221
1,707,256	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	98,341
125,485	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	8,756
2,321,707	FNMA REMIC Trust, Series 2018-M8 A1#	3.44%	06/25/2028	2,592,252
169,023	FNMA REMIC Trust, Series 2016-M10 A1	2.10%	07/25/2028	171,037
1,717,298	FNMA REMIC Trust, Series 2018-M14 A1#	3.70%	08/25/2028	1,920,444
2,883,156	FNMA REMIC Trust, Series 2019-M14 A1	2.30%	06/25/2029	3,079,517
1,000,706	FNMA REMIC Trust, Series 2018-78 VB	4.00%	12/25/2029	1,027,039
500,000	FNMA REMIC Trust, Series 2018-M13 A2#	3.82%	09/25/2030	602,294
4,072,440	FNMA REMIC Trust, Series 2014-14 LI~	3.00%	04/25/2031	95,002
1,484,571	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	83,776
12,998,090	FNMA REMIC Trust, Series 2019-M23 X3#~	0.38%	10/27/2031	379,367
222,116	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	248,089
378,638	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	428,554
507,627	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	598,559
2,911,330	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	402,212
2,401,442	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	2,858,953
904,566	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	1,058,394
533,285	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	615,170
35,470	FNMA REMIC Trust, Series 2012-30 DA	3.00%	08/25/2036	35,897
1,618,816	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,906,959
669,432	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	819,514
1,938,719	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	2,209,616
203,489	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	0.73%	02/25/2042	204,563
997,165	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	87,563
1,701,702	FNMA REMIC Trust, Series 2013-M6 1AC#	3.55%	02/25/2043	1,905,824
1,091,232	FNMA REMIC Trust, Series 2018-21 JB	4.00%	03/25/2043	1,104,423
9,755	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	10,768
2,826	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	3,174
16,954	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	18,941
9,584	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	10,591
11,182	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	12,552
775,924	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	137,406
9,407,393	FREMF Mortgage Trust, Series 2012-K17 X2A^~	0.10%	12/25/2044	9,206
21,209,776	FREMF Mortgage Trust, Series 2012-K20 X2A^~	0.20%	05/25/2045	64,467
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.88%	09/25/2052	801,342
14,735	GNMA, Pool# 004295M	6.00%	10/20/2023	14,984
163,841	GNMA, Pool# 783374X	5.50%	04/15/2024	173,369
247,188	GNMA, Pool# 728160X	5.25%	11/15/2024	264,050
2,824,538	GNMA, Pool# 752842X	3.95%	07/15/2025	2,877,435
329,563	GNMA, Pool# 623145X	5.50%	10/15/2028	366,158
1,330,075	GNMA, Pool# 589694X	4.50%	08/15/2029	1,478,313
40,641	GNMA, Pool# 728157X	3.75%	11/15/2029	43,366
377,104	GNMA, Pool# 770225C	4.25%	08/20/2031	408,944
485,944	GNMA, Pool# 003160M	6.00%	11/20/2031	557,427
683,649	GNMA, Pool# 003489M	6.00%	12/20/2033	790,567
370,379	GNMA, Pool# 782173M	5.50%	05/20/2035	427,093
167,755	GNMA, Pool# 784315X	6.00%	06/15/2036	186,364

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 93.4% (Continued)
370,944	GNMA, Pool# 770226C	4.75%	09/20/2036	405,921
234,259	GNMA, Pool# 004194M	5.50%	07/20/2038	270,101
95,124	GNMA, Pool# 706295C	5.10%	12/20/2038	103,623
1,112,859	GNMA, Pool# AC0521C	5.50%	05/20/2042	1,265,449
1,413,015	GNMA, Pool# BM9287C	4.00%	08/20/2049	1,547,009
573,843	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	33,004
94,986	GNMA REMIC Trust, Series 2003-94 AB	4.00%	04/16/2033	94,972
795,545	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	893,924
127,408	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	148,749
648,868	GNMA REMIC Trust, Series 2012-52 WA#	6.18%	04/20/2038	766,260
1,086,662	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	208,610
717,351	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	155,569
943,852	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	1,071,596
1,403,926	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	157,120
863,654	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	175,785
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	689,091
1,532,167	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	380,298
449,757	GNMA REMIC Trust, Series 2016-112 AW#	7.11%	12/20/2040	543,360
2,117,364	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	368,540
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	854,880
1,216,508	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	188,462
1,468,990	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	263,858
725,000	GNMA REMIC Trust, Series 2012-44 B	2.95%	08/16/2043	743,087
872,603	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	115,960
1,074,010	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	1,139,169
360,195	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	380,808
1,023,816	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	1,111,963
3,302,885	GNMA REMIC Trust, Series 2014-135 I0#~	0.71%	01/16/2056	124,044
3,338,918	GNMA REMIC Trust, Series 2015-172 I0#~	0.78%	03/16/2057	145,817
5,203,337	GNMA REMIC Trust, Series 2016-40 I0#~	0.69%	07/16/2057	223,612
4,224,017	GNMA REMIC Trust, Series 2016-56 I0#~	0.88%	11/16/2057	227,273
5,294,422	GNMA REMIC Trust, Series 2016-98 I0#~	0.92%	05/16/2058	316,797
745,000	GS Mortgage Securities Corp. Trust, Series 2017-500K (1 Month LIBOR USD + 0.70%)^	0.88%	07/15/2032	739,420
765,000	JPMCC, Series 2019-MFP A (1 Month LIBOR USD + 0.96%)^	1.14%	07/15/2036	743,315
830,000	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.21%	03/16/2037	805,064
2,000,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.88%	11/15/2034	1,989,527
659,563	SBA, Pool# 522053 (PRIME + 0.58%)	3.83%	05/25/2026	680,802
1,122,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	1,110,257
Total Mortgage Backed Securities (Cost $222,724,562)				231,625,923

Corporate Bonds & Notes — 3.1%
2,000,000	American Tower Corp.	2.90%	01/15/2030	2,139,037
2,000,000	Crown Castle International Corp.	3.30%	07/01/2030	2,204,327
1,296,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	996,942
800,000	Enterprise Products Operating LLC
	(Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	697,196
460,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	420,576
500,000	Marriott International, Inc.	5.75%	05/01/2025	543,745
800,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	787,213
Total Corporate Bonds & Notes (Cost $7,537,975)				7,789,036

Asset Backed Securities — 4.4%
1,990,852	American Homes 4 Rent 2014-SFR2 Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	2,144,158
2,130,000	American Homes 4 Rent 2014-SFR2 Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,326,647
1,236,898	American Homes 4 Rent 2014-SFR3 Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	1,327,939
330,608	American Homes 4 Rent 2015-SFR1, Series 2015-SFR2 A^	3.47%	04/18/2052	354,950
250,000	American Homes 4 Rent 2015-SFR2 Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	279,899

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2020

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 4.4% (Continued)
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.64%	12/19/2036	596,701
750,000	OHA Credit Partners IX, Ltd., Series 2013-9A DR (3 Month LIBOR USD + 3.30%)^	4.44%	10/20/2025	746,067
500,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	480,146
1,000,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	958,271
950,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	915,634
198,830	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	198,630
586,477	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	559,077
Total Asset Backed Securities (Cost $10,494,777)				10,888,119

Municipal Bonds — 1.4%
2,800,000	District of Columbia#	0.50%	08/01/2038	2,800,000
600,000	District of Columbia#	0.53%	08/01/2038	600,000
Total Municipal Bonds (Cost $3,132,051)				3,400,000

U.S. Treasury Notes — 4.5%
11,000,000	United States Treasury Note	0.38%	03/31/2022	11,040,605
Total U.S. Treasury Notes (Cost $11,033,351)				11,040,605

Preferred Stocks — 0.5%
32,768	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)	743,506
25,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)	500,000
2,352	Digital Realty Trust, Inc., Series L, 5.20%	59,200
Total Preferred Stocks (Cost $1,510,122)		1,302,706

Short-Term Investments — 1.4%

Money Market Funds — 1.4%
3,593,631	First American Government Obligations Fund — Class Z, 0.06%*	3,593,631
Total Short-Term Investments (Cost $3,593,631)		3,593,631
Total Investments — 108.7% (Cost $260,026,469)		269,640,020
Liabilities in Excess of Other Assets — (8.7)%		(21,683,611)
NET ASSETS — 100.0%		$247,956,409

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(150)	09/30/2020	$(18,840,705)	$(18,861,328)	$(20,623)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) decreased 0.66% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, decreased 6.78%.

For the year ended June 30, 2020, the Fund outperformed the Index. Sector allocation, a residual of our bottom-up stock selection process, contributed to relative performance, driven by the Fund’s overweight to health care and lack of exposure to energy, and was partially offset by our lack of exposure to utilities. Security selection also contributed to returns; with selection within financials, industrials and communications services contributing to relative outperformance. This was partially offset by weaker selection within health care and consumer discretionary sectors. Since the escalation of the COVID-19 situation, the team have been finding opportunities in health care, industrials and information technology, whose share prices we believe have reacted more negatively than is justified. In addition, the team has been adding to high-quality asset managers and insurers within the financials sector.

From an individual stock perspective, our top relative contributors during the period were overweight positions in UCB (health care), United Internet (communication services) and not holding Royal Dutch Shell (energy). At the end of the period, we continue to hold UCB and United Internet. Our top relative detractors were out-of-benchmark holdings in Ipsen (health care), Elior Group (consumer discretionary), and not holding Roche Holding (health care). During the period, we purchased new positions in Novartis, GlaxoSmithKline and Fresenius. We sold positions in Unilever, Reckitt Benckiser and Ipsen.

UCB is a Belgian biopharmaceutical company. The stock has continued to outperform over the year as it benefitted from positive developments in its product pipeline, particularly an osteoporosis drug called Evenity which received European regulatory approval earlier this year. In addition, the company has presented promising phase III studies on its bimekizumab drug for the treatment of psoriasis, demonstrating remarkable efficacy amongst all available therapeutics in the space. We believe UCB is a compelling investment over the long-term, offering both top-line growth and margin expansion opportunities.

Ipsen is a French pharmaceutical company. The stock underperformed through the year after the U.S. Food and Drug Administration placed a clinical hold on its key drug treatment for rare bone diseases, and after its CEO resignation. We eliminated our position as the thesis for one of its key growth drivers deteriorated.

Despite the economic fallout from the pandemic, the speed and magnitude of the rally in European equities has been unprecedented relative to past economic shocks, as the accommodative response by central banks and governments have dwarfed historical standards. We believe these factors support the long-term growth story in Europe. As we have done over time, we continue to seek to identify and invest in companies exposed to structural growth drivers and that have built strong competitive advantages. These intrinsic qualities drive margins and returns, as well as high free-cash-flow generation, which we believe have the potential to create long-term value.

Sincerely,

Carl Dirk Enderlein, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
United Kingdom	23.9%
Germany	16.2%
Sweden	14.5%
Switzerland	13.7%
France	10.9%
Netherlands	7.1%
Belgium	4.0%
Spain	2.9%
Portugal	2.1%
Money Market Funds	1.9%
Denmark	1.5%
Austria	0.4%
Finland	0.3%
Other Assets and Liabilities	0.6%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/21/13)
Institutional Shares	-0.66%	4.57%	3.87%
Investor Shares	-0.77%	4.40%	3.71%
Advisor Shares	-1.04%	4.14%	3.47%
MSCI Europe Index	-6.78%	1.46%	1.26%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.07%	1.22%	1.47%
Net Expense Ratio[1]	1.07%	1.22%	1.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/wmc-strategic-european-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 96.7%

Austria — 0.4%
71,263	Porr AG*	1,182,301

Belgium — 4.0%
109,404	UCB S.A.	12,695,886

Denmark — 1.5%
8,476	ALK-Abello A/S*	2,268,918
6,766	DSV Panalpina A/S	831,101
22,647	Netcompany Group A/S*	1,488,435
		4,588,454
Finland — 0.3%
14,425	Kone OYJ	994,879

France — 10.9%
47,111	Amundi S.A.*	3,703,539
357,032	Elior Group S.A.	2,042,619
491,510	Elis S.A.*	5,766,492
105,863	Legrand S.A.	8,043,696
41,238	Pernod Ricard S.A.	6,493,568
68,566	Safran S.A.*	6,897,111
5,044	Virbac S.A.*	1,105,618
		34,052,643
Germany — 15.4%
32,006	Beiersdorf AG	3,639,521
136,897	Brenntag AG	7,258,258
206,268	Fresenius SE & Co KGaA*	10,252,066
11,626	Hannover Rueck SE	2,009,244
20,919	Jenoptik AG	488,707
21,780	Knorr-Bremse AG	2,210,349
69,694	Merck KGaA	8,115,680
79,653	Siemens Healthineers AG	3,828,753
217,047	United Internet AG	9,221,644
30,911	Washtec AG*	1,273,855
		48,298,077
Netherlands — 7.1%
8,816	ASM International NV	1,357,187
4,578	ASML Holding NV	1,674,685
28,703	BE Semiconductor Industries NV	1,272,677
116,030	Heineken NV	10,697,265
76,434	QIAGEN NV*	3,292,378
49,731	Wolters Kluwer NV	3,884,257
		22,178,449
Portugal — 2.1%
368,001	Jeronimo Martins SGPS S.A.	6,439,970

Spain — 2.9%
214,687	Almirall S.A.*	2,833,730
69,327	Laboratorios Farmaceuticos Rovi S.A.	1,970,579
87,550	Masmovil Ibercom S.A.*	2,243,324
33,267	Viscofan S.A.	2,171,505
		9,219,138
Sweden — 14.5%
460,591	Alfa Laval AB*	10,160,725
334,332	Assa Abloy AB	6,842,938
17,738	Atlas Copco AB	755,381
529,037	Cloetta AB*	1,352,011
686,893	Epiroc AB	8,607,046
295,568	Hexpol AB*	2,205,499
133,561	Swedish Match AB	9,423,483
406,960	Trelleborg AB*	5,970,823
		45,317,906
Switzerland — 13.7%
3,481	Geberit AG	1,746,543
221,340	Julius Baer Group, Ltd.	9,295,748
12,583	Kuehne & Nagel International AG*	2,095,932
171,787	Novartis AG	14,966,267
1,269,353	UBS Group AG	14,659,840
		42,764,330
United Kingdom — 23.9%
777,354	Beazley PLC	3,940,903
223,785	Bunzl PLC	6,002,588
261,895	Compass Group PLC	3,603,259
873,744	ConvaTec Group PLC	2,110,168
137,752	Diageo PLC	4,578,497
972,178	Electrocomponents PLC	8,092,740
593,154	GlaxoSmithKline PLC	11,981,489
278,921	IMI PLC	3,182,124
214,462	Lancashire Holdings Ltd.	2,150,575
629,639	Prudential PLC	9,487,411
823,544	Rotork PLC	2,850,282
379,020	Smith & Nephew PLC	7,062,498
291,669	Smiths Group PLC	5,098,916
104,616	Softcat PLC	1,414,940
105,144	Spectris PLC	3,283,908
		74,840,298
Total Common Stocks (Cost $264,112,187)		302,572,331

Preferred Stocks — 0.8%

Germany — 0.8%
60,821	Fuchs Petrolub SE	2,444,617
Total Preferred Stocks (Cost $2,428,627)		2,444,617

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
6,096,432	First American Government
	Obligations Fund — Class Z, 0.06%#	6,096,432
Total Short-Term Investments (Cost $6,096,432)		6,096,432
Total Investments — 99.4% (Cost $272,637,246)		311,113,380
Other Assets in Excess of Liabilities — 0.6%		2,007,671
NET ASSETS — 100.0%		$313,121,051

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory Emerging Markets Select Fund – Institutional Shares (the “Fund”) declined 4.04% in value. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, declined 3.60%.

During the year, the Fund performed well in Eastern Europe. The Fund’s underweight to Latin America was beneficial as performance in the region was challenged as a result of the COVID-19 pandemic. In Asia, the largest exposure in the Index, overweight allocations to Hong Kong and India and an underweight allocation to China mitigated returns. In China, economic activity has recovered more quickly than other countries following the COVID-19 lockdowns; however, Hong Kong has continued to underperform mainland China primarily due to continued political pressure.

From a sector perspective, an overweight to information technology was a positive contributor to returns, while an underweight to communication services detracted. Bolstered by the perceived benefits of the pandemic for online business models, high multiple communication and software companies have been outsized performers.

From an individual stock perspective, Taiwan Semiconductor, the largest position in the portfolio, was the Fund’s top contributor. Chinese Internet conglomerates, Alibaba and Tencent, were also strong contributors during the period. Sasol, a South African chemicals company; CEMIG, a Brazilian utility; and Punjab National Bank, an Indian government owned bank, were the largest detractors. In all three cases, COVID-19 accentuated concerns around earnings.

Over the 12-month period, the portfolio experienced heightened turnover due to extreme market drawdowns within the emerging market regions. We believe this created opportunities to purchase quality companies that had previously traded at extreme valuations and upgrade from companies with more challenged business models as a result of COVID-19.

Overall, we believe the Fund is well positioned to benefit from the current economic recovery occurring across Asia and the meaningful upside of mispriced value opportunities across emerging markets.

Sincerely,

Chris H. Bartlett
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE Emerging Index (“Index”) is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
China	38.4%
South Korea	14.4%
Taiwan	13.5%
India	7.4%
United States	3.7%
Money Market Funds	3.7%
Russia	3.6%
United Kingdom	2.0%
Singapore	1.9%
Thailand	1.8%
Indonesia	1.8%
Turkey	1.6%
Brazil	1.1%
United Arab Emirates	1.1%
Czech Republic	1.0%
Malaysia	0.9%
Philippines	0.6%
Hungary	0.6%
South Africa	0.6%
Other Assets and Liabilities	0.3%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/12/12)
Institutional Shares	-4.04%	-0.19%	-0.11%
Investor Shares	-4.29%	-0.37%	-0.27%
Advisor Shares	-4.61%	-0.62%	-0.54%
FTSE Emerging Index	-3.60%	2.57%	2.07%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.27%	1.42%	1.67%
Net Expense Ratio[1]	1.27%	1.42%	1.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/emerging-markets-select-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 93.1%

China — 37.7%
553,462	AIA Group, Ltd.	5,179,079
61,110	Alibaba Group Holding, Ltd. ADR*	13,181,427
21,163	Baidu, Inc. ADR*	2,537,232
5,116	BeiGene, Ltd. ADR*	963,854
2,088,761	Brilliance China Automotive Holdings, Ltd.	1,890,508
3,187,000	China Construction Bank Corp.	2,592,252
663,679	China Mengniu Dairy Co., Ltd.	2,544,931
539,954	China Merchants Bank Co., Ltd.	2,502,224
369,500	China Mobile, Ltd.	2,494,886
378,000	China Resources Beer Holdings Co., Ltd.	2,109,996
301,869	China Resources Gas Group Ltd.	1,476,989
3,254,000	China Resources Power Holdings Co., Ltd.	3,838,395
118,492	China Tourism Group Duty Free Corp., Ltd.	2,596,909
4,253,811	Dongfeng Motor Group Co., Ltd.	2,565,447
166,875	ENN Energy Holdings, Ltd.	1,885,769
323,000	Galaxy Entertainment Group Ltd.	2,215,699
78,616	Hong Kong Exchanges & Clearing Ltd.	3,348,392
2,088,000	Industrial & Commercial Bank of China, Ltd.	1,262,339
8,703	Kweichow Moutai Co., Ltd.	1,807,332
6,942,000	Lenovo Group, Ltd.	3,873,232
446,884	Longfor Group Holdings, Ltd.	2,139,161
1,245,983	MGM China Holdings, Ltd.	1,619,301
228,900	Midea Group Co., Ltd.	1,940,529
17,278	New Oriental Education &
	Technology Group, Inc. ADR*	2,250,114
834,900	Ping An Bank Co., Ltd.	1,516,636
317,900	Ping An Insurance Group Co. of China, Ltd.	3,169,143
530,666	Shimao Property Holdings Ltd.	2,268,739
47,776	TAL Education Group ADR*	3,266,923
153,000	Techtronic Industries Co., Ltd.	1,513,867
182,358	Tencent Holdings, Ltd.	11,685,120
159,070	Tencent Music Entertainment Group ADR*	2,141,082
122,036	Trip.com Group, Ltd. ADR*	3,163,173
105,084	WuXi AppTec Co., Ltd.	1,372,362
320,500	Yue Yuen Industrial Holdings Ltd.	488,528
39,266	Yum China Holdings, Inc.	1,887,517
12,765	Zai Lab Ltd. ADR*	1,048,389
		102,337,476
Czech Republic — 1.0%
128,318	CEZ AS	2,747,579

Hungary — 0.6%
48,007	OTP Bank	1,687,701

India — 7.4%
286,423	Aurobindo Pharma, Ltd.	2,927,051
33,436	Bajaj Auto, Ltd.	1,250,803
89,559	Escorts, Ltd.	1,233,992
97,939	Godrej Properties, Ltd.*	1,127,423
350,131	ICICI Bank, Ltd.	1,632,362
2,567,802	NTPC, Ltd.	3,266,887
217,425	Oberoi Realty, Ltd.	1,051,326
78,618	PVR, Ltd.	1,046,984
183,700	Reliance Industries Ltd.	4,178,517
1,022,721	State Bank of India*	2,422,797
		20,138,142
Indonesia — 1.8%
776,552	Bank Central Asia Tbk PT	1,553,726
5,887,300	Bank Mandiri Persero Tbk PT	2,044,248
6,530,106	Bank Rakyat Indonesia Persero Tbk PT	1,393,806
		4,991,780
Malaysia — 0.9%
4,163,100	Genting Malaysia Bhd	2,476,007

Philippines — 0.6%
653,922	Universal Robina Corp.	1,711,854

Russia — 3.6%
77,642	LUKOIL PJSC ADR	5,765,695
793,836	Rosneft Oil Co. PJSC GDR	3,991,407
		9,757,102
Singapore — 1.9%
116,436	DBS Group Holdings, Ltd.	1,751,993
1,202,208	Wilmar International, Ltd.	3,555,856
		5,307,849
South Africa — 0.6%
203,017	Sasol, Ltd.	1,558,925

South Korea — 14.0%
115,260	DB Insurance Co., Ltd.	4,133,871
25,970	Hana Financial Group, Inc.	590,619
126,327	Hankook Tire & Technology Co., Ltd.	2,614,499
3,200	Hugel, Inc.*	1,259,549
90,012	KB Financial Group, Inc.	2,548,203
37,575	Korea Shipbuilding &
	Offshore Engineering Co., Ltd.*	2,765,998
2,087	LG Household & Health Care, Ltd.	2,339,130
36,723	POSCO	5,348,947
267,847	Samsung Electronics Co., Ltd.	11,856,953
93,720	Shinhan Financial Group Co., Ltd.	2,264,858
30,695	SK Hynix, Inc.	2,191,577
		37,914,204
Taiwan — 13.5%
133,000	Advantech Co., Ltd.	1,338,478
445,000	Catcher Technology Co., Ltd.	3,372,287
298,220	Chroma ATE, Inc.	1,543,346
1,969,000	Compal Electronics, Inc.	1,288,808
143,262	Globalwafers Co., Ltd.	1,973,174
1,699,000	Hon Hai Precision Industry Co., Ltd.	4,988,528
627,406	Lite-On Technology Corp.	987,947
177,475	MediaTek, Inc.	3,508,793
1,396,900	Taiwan Semiconductor Manufacturing Co., Ltd.	14,918,222
1,108,856	Uni-President Enterprises Corp.	2,686,544
		36,606,127
Thailand — 1.8%
713,800	Bangkok Bank PCL NVDR	2,488,918
1,062,300	Siam Commercial Bank PCL NVDR	2,503,778
		4,992,696
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 93.1% (Continued)

Turkey — 1.6%
2,279,143	Akbank T.A.S.*	2,021,914
221,288	Ford Otomotiv Sanayi A.S.	2,296,300
		4,318,214
United Arab Emirates — 1.1%
2,124,234	Abu Dhabi Commercial Bank PJSC	2,878,419

United Kingdom — 2.0%
177,730	Antofagasta PLC	2,057,104
601,027	Standard Chartered PLC	3,258,033
		5,315,137
United States — 3.0%
73,098	Cognizant Technology Solutions Corp.	4,153,428
395,321	Flex, Ltd.*	4,052,040
		8,205,468
Total Common Stocks (Cost $246,739,300)		252,944,680

Preferred Stocks — 1.5%

Brazil — 1.1%
1,425,996	Cia Energetica de Minas Gerais	2,908,055

South Korea — 0.4%
23,925	Hyundai Motor Co.	1,107,615
Total Preferred Stocks (Cost $6,443,170)		4,015,670

Real Estate Investment Trusts — 0.7%

China — 0.7%
220,674	Link REIT	1,811,770
Total Real Estate Investment Trusts (Cost $2,126,758)		1,811,770

Exchange Traded Funds — 0.7%

United States — 0.7%
26,900	iShares MSCI All Country Asia
	ex Japan Exchange Traded Fund	1,860,673
Total Exchange Traded Funds (Cost $1,840,527)		1,860,673

Short-Term Investments — 3.7%

Money Market Funds — 3.7%
10,035,436	First American Government
	Obligations Fund — Class Z, 0.06%#	10,035,436
Total Short-Term Investments (Cost $10,035,436)		10,035,436
Total Investments — 99.7% (Cost $267,185,191)		270,668,229
Other Assets in Excess of Liabilities — 0.3%		868,357
NET ASSETS — 100.0%		$271,536,586

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2020

Dear Shareholders:

During the year ended June 30, 2020, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) increased 3.27% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, decreased 8.84%.

Going into the latter part of 2019, market angst centered around trade tensions, the feared impact of slowing economic growth on corporate earnings, and liquidity issues in the repurchase agreement (repo) market. Each pocket of uncertainty was seemingly addressed early in the period, however, and the Index finished the year up 7.41%. Similarly, despite a tumultuous first quarter of 2020 driven by the COVID-19 pandemic and subsequent lockdown, the U.S. market rebounded in the second quarter, albeit amid significant volatility.

Stock selection provided a meaningful source of outperformance over the one year period, with the most meaningful contributions coming from the financials, information technology, consumer staples and health care sectors.

From an individual stock perspective, KLA-Tencor, NortonLifeLock and Amgen were the most notable contributors on an absolute-return basis. KLA outperformed following a surprise increase in management’s forward guidance. NortonLifeLock held up during the subsequent market rout following the sale of its enterprise-security business to Broadcom. Amgen was up on stronger-than-forecast results around its EVENITY® treatment for severe osteoporosis. Detractors over the period included Omnicom and Harley-Davidson, both of which were negatively impacted by COVID-19.

The significant volatility in the latter part of the period enabled us to initiate positions in three new stocks: PPG Industries, a global paint and coating provider, Wabtec Corp., a pure-play rail equipment business and SEI Investments, a provider of technology infrastructure and services to the wealth management industry. LyondellBasell and Wells Fargo were sold following downside reviews after both stocks breached their downside targets.

KLA was subject to two process-driven trims in the period after having reached its target prices. We trimmed Parker Hannifin and added to our positions in Flowserve and Merck & Co., the latter of which had been subject to another one-third process-driven trim in the fourth quarter of 2019.

As the market reacted indiscriminately to fears around COVID-19, we took advantage of the opportunity provided by the market decline to add broadly to many of our existing holdings. We also conducted two further process-driven one-third sales, as Ingersoll-Rand (now Trane Technologies plc) and NortonLifeLock hit our target prices. Finally, we trimmed our positions in Kimberly-Clark and Kellogg to add to positions with more attractive risk and reward potential. JPMorgan and American Express were trimmed having reached their target prices, while our position in Halliburton was sold outright. The resulting proceeds were used to fund additions to a number of existing holdings.

The initial reaction to mass uncertainty in equity markets is mayhem – everything typically goes down, a scenario we certainly saw in the first quarter of the year. In the rebounds that generally follow, whether months or years later, investors tend to favor high-quality businesses trading at low valuations over low-quality ones trading at high valuations. Although we expect to see continued volatility in the months ahead, both in markets and portfolio performance, we continue to trust in our process, which has helped us navigate through many types of drawdowns. We are confident that the quality businesses we hold are relatively inexpensive not only relative to their intrinsic values, but also relative to the value market overall. As a result, we believe the portfolio is well positioned to outperform regardless of how equity markets move.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2020

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Industrials	17.3%
Financials	15.6%
Information Technology	15.2%
Health Care	13.7%
Communication Services	13.7%
Consumer Staples	12.4%
Consumer Discretionary	5.5%
Materials	3.3%
Money Market Funds	3.1%
Other Assets and Liabilities	0.2%
100.0%

		Since Inception
Average Annual Total Return	One Year	(2/13/18)
Institutional Shares	3.27%	4.26%
Russell 1000® Value Index	-8.84%	-0.29%

Institutional Shares
Gross Expense Ratio[1]	0.61%
Net Expense Ratio[1]	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/beutel-goodman-large-cap-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2019. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
June 30, 2020

Shares	Security Description	Value $
Common Stocks — 96.7%

Communication Services — 13.7%
490,790	Comcast Corp.	19,130,994
381,902	Omnicom Group, Inc.	20,851,849
398,260	Verizon Communications, Inc.	21,956,074
		61,938,917
Consumer Discretionary — 5.5%
9,265	AutoZone, Inc.*	10,452,032
614,469	Harley-Davidson, Inc.	14,605,928
		25,057,960
Consumer Staples — 12.4%
308,050	Campbell Soup Co.	15,288,522
330,681	Kellogg Co.	21,844,786
132,910	Kimberly-Clark Corp.	18,786,829
		55,920,137
Financials — 15.6%
204,850	American Express Co.	19,501,720
144,230	Ameriprise Financial, Inc.	21,640,269
37,575	BlackRock, Inc.	20,444,182
72,550	JPMorgan Chase & Co.	6,824,053
38,130	SEI Investments Co.	2,096,387
		70,506,611
Health Care — 13.7%
251,471	AmerisourceBergen Corp.	25,340,733
93,455	Amgen, Inc.	22,042,296
189,505	Merck & Co., Inc.	14,654,422
		62,037,451
Industrials — 17.3%
121,285	Cummins, Inc.	21,013,839
270,454	Flowserve Corp.	7,713,348
641,484	Ingersoll Rand, Inc.*	18,038,530
71,590	Parker-Hannifin Corp.	13,120,299
61,140	Trane Technologies PLC	5,440,237
226,075	Westinghouse Air Brake Technologies Corp.	13,015,138
		78,341,391
Information Technology — 15.2%
358,737	Amdocs, Ltd.	21,839,909
33,370	KLA Corp.	6,489,798
784,150	NortonLifeLock, Inc.	15,549,695
447,320	Oracle Corp.	24,723,376
		68,602,778
Materials — 3.3%
140,365	PPG Industries, Inc.	14,887,112
Total Common Stocks (Cost $416,578,601)		437,292,357

Short-Term Investments — 3.1%

Money Market Funds — 3.1%
13,822,201	First American Government
	Obligations Fund — Class Z, 0.06%#	13,822,201
Total Short-Term Investments (Cost $13,822,201)		13,822,201
Total Investments — 99.8% (Cost $430,400,802)		451,114,558
Other Assets in Excess of Liabilities — 0.2%		897,077
NET ASSETS — 100.0%		$452,011,635

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2020

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,445,012,743	$258,058,560	$47,335,778	$2,090,351,698
Net unrealized appreciation (depreciation)	1,405,926,140	243,851,239	30,991,729	880,486,331
Total investments, at market value	2,850,938,883	501,909,799	78,327,507	2,970,838,029
Cash	—	22,760	3,122	—
Receivables:
Fund shares sold	2,059,902	403,076	74	27,315,076
Interest and dividends	704,445	91,532	180,788	1,283,944
Prepaid expenses and other assets	90,872	29,543	33,300	158,788
Total Assets	2,853,794,102	502,456,710	78,544,791	2,999,595,837
LIABILITIES
Payables:
Fund shares redeemed	4,929,282	443,618	102,802	1,939,624
Distribution to shareholders	—	—	215,763	—
Accrued Liabilities:
Investment advisory fees	1,339,702	181,599	38,929	1,352,784
Service fees	122,143	45,217	6,993	165,130
Administration, accounting and transfer agent fees	226,080	44,211	7,637	233,148
Business management fees	116,202	20,651	3,244	117,392
Trustee fees	15,738	2,769	434	15,551
Distribution fees	2,730	904	181	59,782
Professional fees	88,866	33,511	22,818	78,135
Custody fees	15,731	3,119	686	13,233
Other liabilities	40,980	9,267	5,298	66,872
Total Liabilities	6,897,454	784,866	404,785	4,041,651
NET ASSETS	$2,846,896,648	$501,671,844	$78,140,006	$2,995,554,186

COMPONENTS OF NET ASSETS
Paid-in capital	$1,432,545,333	$254,638,585	$44,618,275	$2,151,102,598
Total distributable earnings (loss)	1,414,351,315	247,033,259	33,521,731	844,451,588
NET ASSETS	$2,846,896,648	$501,671,844	$78,140,006	$2,995,554,186
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,849,565,139	$134,574,183	$22,025,839	$1,601,989,253
Shares outstanding (unlimited shares authorized)	63,669,458	5,525,162	1,698,594	50,132,346
Net asset value per share	$29.05	$24.36	$12.97	$31.96
Investor Shares:
Net assets	$983,639,529	$362,694,723	$55,228,342	$1,108,023,057
Shares outstanding (unlimited shares authorized)	34,344,287	14,921,693	4,260,214	35,148,103
Net asset value per share	$28.64	$24.31	$12.96	$31.52
Advisor Shares:
Net assets	$13,691,980	$4,402,938	$885,825	$285,541,876
Shares outstanding (unlimited shares authorized)	510,056	181,227	68,366	9,251,920
Net asset value per share	$26.84	$24.30	$12.96	$30.86

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2020

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$114,235,853	$1,162,858,675	$659,343,253	$558,467,662
Net unrealized appreciation (depreciation)	20,097,833	398,316,674	119,897,206	114,307,379
Total investments, at market value	134,333,686	1,561,175,349	779,240,459	672,775,041
Foreign currency (Cost of $—, $—, $— and $90,297, respectively.)	—	—	—	90,297
Receivables:
Investments sold	—	9,833,470	—	—
Fund shares sold	383,350	1,706,868	1,215,310	2,075,246
Interest and dividends	35,642	443,294	876,535	475,226
Prepaid expenses and other assets	27,966	74,856	39,272	45,582
Total Assets	134,780,644	1,573,233,837	781,371,576	675,461,392
LIABILITIES
Payables:
Investments purchased	5,837,353	8,327,991	4,876,570	2,152,852
Fund shares redeemed	—	1,108,288	1,911,740	31,266
Accrued Liabilities:
Investment advisory fees, net	51,740	1,074,149	545,149	309,143
Service fees	3,480	63,616	54,008	8,333
Administration, accounting and transfer agent fees	10,123	125,547	77,599	52,583
Business management fees	4,963	63,185	32,068	27,034
Trustee fees	685	8,294	3,988	3,693
Distribution fees	—	2,561	948	—
Professional fees	20,542	57,715	42,184	32,655
Custody fees	2,900	7,946	6,169	37,151
Other liabilities	5,348	81,017	24,022	10,329
Total Liabilities	5,937,134	10,920,309	7,574,445	2,665,039
NET ASSETS	$128,843,510	$1,562,313,528	$773,797,131	$672,796,353

COMPONENTS OF NET ASSETS
Paid-in capital	$113,991,924	$1,191,091,523	$804,970,901	$581,482,327
Total distributable earnings (loss)	14,851,586	371,222,005	(31,173,770)	91,314,026
NET ASSETS	$128,843,510	$1,562,313,528	$773,797,131	$672,796,353
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$100,366,655	$1,039,126,120	$336,818,545	$605,982,895
Shares outstanding (unlimited shares authorized)	7,241,759	23,451,175	17,500,196	36,987,457
Net asset value per share	$13.86	$44.31	$19.25	$16.38
Investor Shares:
Net assets	$28,476,855	$511,028,158	$432,498,477	$66,813,458
Shares outstanding (unlimited shares authorized)	2,061,630	23,088,871	22,507,449	4,084,102
Net asset value per share	$13.81	$22.13	$19.22	$16.36
Advisor Shares:
Net assets	$—	$12,159,250	$4,480,109	$—
Shares outstanding (unlimited shares authorized)	—	576,295	234,562	—
Net asset value per share	$—	$21.10	$19.10	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2020

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$130,536,111	$408,994,162	$161,008,836	$148,892,561
Investments – affiliated, at cost (Note 3)	17,277,460	—	—	—
Total investments, at cost	147,813,571	408,994,162	161,008,836	148,892,561
Net unrealized appreciation (depreciation) – unaffiliated	4,624,142	9,634,896	(352,507)	7,138,652
Net unrealized appreciation (depreciation) – affiliated (Note 3)	355,406	—	—	—
Total net unrealized appreciation (depreciation)	4,979,548	9,634,896	(352,507)	7,138,652
Investments – unaffiliated, at market value	135,160,253	418,629,058	160,656,329	156,031,213
Investments – affiliated, at market value (Note 3)	17,632,866	—	—	—
Total investments, at market value	152,793,119	418,629,058	160,656,329	156,031,213
Cash deposit at broker – futures contracts (Note 6)	134,370	198,823	411,472	155,063
Gross unrealized appreciation – futures contracts (Note 6)	—	361,638	—	108,940
Receivables:
Investments sold	1,770,633	5,248,811	1,154,565	2,036,076
Fund shares sold	141,079	873,867	153,589	303,700
Interest and dividends	631,522	2,318,158	1,073,439	868,457
Prepaid expenses and other assets	32,050	33,212	19,470	42,715
Total Assets	155,502,773	427,663,567	163,468,864	159,546,164
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	358,453	152,042	214,276
Payables:
Investments purchased	3,253,610	33,955,842	16,853,059	3,369,795
Fund shares redeemed	90,773	69,887	426,013	56,226
Distribution to shareholders	136,489	456,831	257,681	214,034
Accrued Liabilities:
Investment advisory fees, net	32,641	94,712	49,359	37,857
Service fees	6,116	177	15	83
Administration, accounting and transfer agent fees	19,247	46,308	27,229	20,985
Business management fees	6,116	15,785	6,170	6,309
Trustee fees	863	2,255	839	913
Distribution fees	738	—	—	—
Professional fees	24,925	30,992	26,763	22,298
Custodian fees	1,617	2,879	1,677	1,264
Other liabilities	5,516	6,675	5,910	5,096
Total Liabilities	3,578,651	35,040,796	17,806,757	3,949,136
NET ASSETS	$151,924,122	$392,622,771	$145,662,107	$155,597,028

COMPONENTS OF NET ASSETS
Paid-in capital	$146,941,835	$375,260,039	$157,376,613	$146,176,166
Total distributable earnings (loss)	4,982,287	17,362,732	(11,714,506)	9,420,862
NET ASSETS	$151,924,122	$392,622,771	$145,662,107	$155,597,028
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$388,099,758	$145,280,170	$153,471,587
Shares outstanding (unlimited shares authorized)	—	36,933,078	15,635,730	14,557,108
Net asset value per share	$—	$10.51	$9.29	$10.54
Investor Shares:
Net assets	$148,300,092	$4,523,013	$381,937	$2,125,441
Shares outstanding (unlimited shares authorized)	13,408,978	430,441	41,076	201,578
Net asset value per share	$11.06	$10.51	$9.30	$10.54
Advisor Shares:
Net assets	$3,624,030	$—	$—	$—
Shares outstanding (unlimited shares authorized)	335,084	—	—	—
Net asset value per share	$10.82	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2020

			BROWN
	BROWN	BROWN	ADVISORY	BROWN
	ADVISORY	ADVISORY	TAX-EXEMPT	ADVISORY
	MARYLAND	TAX-EXEMPT	SUSTAINABLE	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$169,378,687	$1,054,041,191	$154,987,311	$260,026,469
Net unrealized appreciation (depreciation)	4,618,303	23,305,505	(343,063)	9,613,551
Total investments, at market value	173,996,990	1,077,346,696	154,644,248	269,640,020
Cash deposit at broker – futures contracts (Note 6)	—	—	—	140,860
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	—
Receivables:
Investments sold	—	—	—	20,450
Fund shares sold	360,202	1,763,250	8,755,000	382,467
Interest and dividends	2,289,990	7,370,491	1,186,482	1,391,377
Prepaid expenses and other assets	5,778	81,261	18,290	33,433
Total Assets	176,652,960	1,086,561,698	164,604,020	271,608,607
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—	20,623
Payables:
Investments purchased	—	—	7,368,063	23,202,350
Fund shares redeemed	83,383	1,907,306	2,533	25,682
Distribution to shareholders	261,177	1,744,245	120,681	251,078
Accrued Liabilities:
Investment advisory fees	42,944	268,823	33,055	61,406
Service fees	7,157	408	5,509	331
Administration, accounting and transfer agent fees	19,141	93,918	13,357	40,609
Business management fees	7,157	44,804	5,509	10,234
Trustee fees	1,031	6,609	672	1,471
Professional fees	25,481	51,563	16,207	28,147
Custodian fees	988	6,805	847	3,987
Other liabilities	6,210	11,063	5,803	6,280
Total Liabilities	454,669	4,135,544	7,572,236	23,652,198
NET ASSETS	$176,198,291	$1,082,426,154	$157,031,784	$247,956,409

COMPONENTS OF NET ASSETS
Paid-in capital	$174,432,190	$1,081,673,542	$157,257,683	$242,531,726
Total distributable earnings (loss)	1,766,101	752,612	(225,899)	5,424,683
NET ASSETS	$176,198,291	$1,082,426,154	$157,031,784	$247,956,409
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$1,072,443,729	$—	$238,201,655
Shares outstanding (unlimited shares authorized)	—	106,351,269	—	22,779,028
Net asset value per share	$—	$10.08	$—	$10.46
Investor Shares:
Net assets	$176,198,291	$9,982,425	$157,031,784	$9,754,754
Shares outstanding (unlimited shares authorized)	16,513,306	989,752	15,900,601	931,591
Net asset value per share	$10.67	$10.09	$9.88	$10.47
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2020

	BROWN
	ADVISORY –	BROWN	BROWN
	WMC	ADVISORY	ADVISORY –
	STRATEGIC	EMERGING	BEUTEL
	EUROPEAN	MARKETS	GOODMAN
	EQUITY	SELECT	LARGE-CAP
	FUND	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$272,637,246	$267,185,191	$430,400,802
Net unrealized appreciation (depreciation)	38,476,134	3,483,038	20,713,756
Total investments, at market value	311,113,380	270,668,229	451,114,558
Foreign currency (Cost of $433, $358,987 and $—, respectively.)	433	359,087	—
Receivables:
Investments sold	—	432,814	—
Fund shares sold	264,539	2,355,297	514,370
Interest and dividends	3,190,267	1,222,669	786,353
Prepaid expenses and other assets	23,191	48,216	26,862
Total Assets	314,591,810	275,086,312	452,442,143
LIABILITIES
Payables:
Investments purchased	163,294	1,392,969	—
Fund shares redeemed	885,592	1,799,925	161,788
Accrued Liabilities:
Investment advisory fees	238,031	202,263	168,976
Service fees	3,164	520	—
Administration, accounting and transfer agent fees	26,859	25,634	37,585
Business management fees	13,224	11,237	18,775
Trustee fees	1,755	1,552	2,532
Distribution fees	801	11	—
Professional fees	32,219	29,952	29,357
Custodian fees	34,229	68,102	4,415
Other liabilities	71,591	17,561	7,080
Total Liabilities	1,470,759	3,549,726	430,508
NET ASSETS	$313,121,051	$271,536,586	$452,011,635

COMPONENTS OF NET ASSETS
Paid-in capital	$291,514,176	$305,031,295	$437,854,668
Total distributable earnings (loss)	21,606,875	(33,494,709)	14,156,967
NET ASSETS	$313,121,051	$271,536,586	$452,011,635

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$287,081,027	$267,281,866	$452,011,635
Shares outstanding (unlimited shares authorized)	27,322,373	30,182,502	42,616,567
Net asset value per share	$10.51	$8.86	$10.61
Investor Shares:
Net assets	$22,223,667	$4,202,360	$—
Shares outstanding (unlimited shares authorized)	2,120,804	474,901	—
Net asset value per share	$10.48	$8.85	$—
Advisor Shares:
Net assets	$3,816,357	$52,360	$—
Shares outstanding (unlimited shares authorized)	367,714	5,900	—
Net asset value per share	$10.38	$8.87	$—

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2020

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$12,538,141	$4,991,562	$2,111,203	$14,368,171
Less: foreign taxes withheld	(114,583)	(93,574)	(34,706)	(131,545)
Interest Income	895,727	184,848	60,519	615,479
Total investment income	13,319,285	5,082,836	2,137,016	14,852,105
EXPENSES
Investment advisory fees	14,617,201	2,171,857	520,654	11,578,675
Service fees – Investor Shares (Note 3)	1,308,100	528,966	90,787	1,012,376
Service fees – Advisor Shares (Note 3)	13,903	7,024	1,406	390,085
Business management fees	1,260,655	246,482	43,388	984,617
Administration, accounting and transfer agent fees	816,311	163,106	30,843	663,501
Miscellaneous expenses	147,885	39,283	22,584	194,240
Professional fees	163,792	48,603	25,566	130,358
Trustee fees	114,180	22,903	4,167	81,140
Distribution fees – Advisor Shares (Note 3)	23,172	11,707	2,343	650,141
Custody fees	78,999	16,139	3,487	65,272
Registration fees	117,973	56,214	45,938	135,140
Insurance fees	33,987	6,962	1,305	19,537
Total Expenses	18,696,158	3,319,246	792,468	15,905,082
NET INVESTMENT INCOME (LOSS)	(5,376,873)	1,763,590	1,344,548	(1,052,977)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	209,265,648	11,364,792	4,124,769	(33,269,143)
Net change in unrealized appreciation (depreciation) on investments	336,064,454	38,237,879	(6,022,094)	505,822,522
NET REALIZED AND UNREALIZED GAIN (LOSS)	545,330,102	49,602,671	(1,897,325)	472,553,379
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$539,953,229	$51,366,261	$(552,777)	$471,500,402

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2020

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$394,032	$5,277,925	$16,565,019	$4,892,269
Less: foreign taxes withheld	(5,627)	(60,532)	—	(390,386)
Interest Income	31,639	1,628,950	550,365	145,699
Total investment income	420,044	6,846,343	17,115,384	4,647,582
EXPENSES
Investment advisory fees	460,432	11,824,663	7,632,507	2,513,752
Service fees – Investor Shares (Note 3)	15,733	721,658	805,951	49,480
Service fees – Advisor Shares (Note 3)	—	20,497	10,467	—
Business management fees	35,418	695,568	448,971	193,366
Administration, accounting and transfer agent fees	26,748	458,543	306,497	131,765
Miscellaneous expenses	22,817	255,422	79,180	41,023
Professional fees	22,151	100,335	71,812	41,595
Trustee fees	2,859	61,810	44,507	15,447
Distribution fees – Advisor Shares (Note 3)	—	34,162	17,444	—
Custody fees	13,133	45,176	37,973	162,907
Registration fees	37,296	101,844	66,191	57,617
Insurance fees	640	19,144	14,599	3,310
Total Expenses	637,227	14,338,822	9,536,099	3,210,262
Expenses waived by adviser – expense cap (Note 3)	(125,645)	—	—	(260,299)
Net Expenses	511,582	14,338,822	9,536,099	2,949,963
NET INVESTMENT INCOME (LOSS)	(91,538)	(7,492,479)	7,579,285	1,697,619
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(4,741,929)	(20,160,153)	(130,124,556)	(20,527,544)
Net change in unrealized appreciation (depreciation) on investments	12,639,597	72,885,748	(56,534,126)	78,134,617
NET REALIZED AND UNREALIZED GAIN (LOSS)	7,897,668	52,725,595	(186,658,682)	57,607,073
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,806,130	$45,233,116	$(179,079,397)	$59,304,692

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2020

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$60,819	$83,760	$—
Dividend income – affiliated (Note 3)	326,588	—	—	—
Interest Income	3,566,499	9,997,440	7,447,083	4,341,664
Total investment income	3,893,087	10,058,259	7,530,843	4,341,664
EXPENSES
Investment advisory fees	427,569	982,568	792,285	418,244
Service fees – Investor Shares (Note 3)	69,463	2,062	778	612
Service fees – Advisor Shares (Note 3)	1,798	—	—	—
Business management fees	71,262	163,761	99,036	69,707
Administration, accounting and transfer agent fees	75,992	168,001	121,847	76,608
Miscellaneous expenses	24,621	27,353	24,340	19,469
Professional fees	29,326	40,009	33,200	26,274
Trustee fees	6,788	14,112	9,549	6,308
Distribution fees – Advisor Shares (Note 3)	8,993	—	—	—
Custodian fees	9,201	16,915	10,058	8,527
Registration fees	37,482	46,380	44,630	42,966
Insurance fees	1,982	3,543	2,920	1,814
Interest expense – line of credit	—	223	—	—
Total Expenses	764,477	1,464,927	1,138,643	670,529
Expenses waived by adviser – investments in affiliates (Note 3)	(56,928)	—	—	—
Net Expenses	707,549	1,464,927	1,138,643	670,529
NET INVESTMENT INCOME (LOSS)	3,185,538	8,593,332	6,392,200	3,671,135
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(902,596)	(497,025)	(6,421,817)	1,986,255
Investments – affiliated (Note 3)	395,848	—	—	—
Futures contracts (Note 6)	2,247,113	16,157,055	(91,501)	2,545,754
Net realized gain (loss)	1,740,365	15,660,030	(6,513,318)	4,532,009
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	2,570,737	5,064,634	(2,211,882)	3,091,154
Investments – affiliated (Note 3)	374,849	—	—	—
Futures contracts (Note 6)	(342,163)	(2,808,121)	(152,042)	(515,899)
Net change in unrealized appreciation (depreciation)	2,603,423	2,256,513	(2,363,924)	2,575,255
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,343,788	17,916,543	(8,877,242)	7,107,264
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,529,326	$26,509,875	$(2,485,042)	$10,778,399

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2020

			BROWN
	BROWN	BROWN	ADVISORY	BROWN
	ADVISORY	ADVISORY	TAX-EXEMPT	ADVISORY
	MARYLAND	TAX-EXEMPT	SUSTAINABLE	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND*	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$119,444
Interest Income	5,104,967	31,544,291	1,017,554	3,849,577
Total investment income	5,104,967	31,544,291	1,017,554	3,969,021
EXPENSES
Investment advisory fees	547,941	3,374,494	152,258	775,762
Service fees – Investor Shares (Note 3)	91,323	7,351	25,376	947
Business management fees	91,323	562,416	25,376	129,294
Administration, accounting and transfer agent fees	77,317	389,974	24,368	162,856
Miscellaneous expenses	25,949	72,371	17,744	26,928
Professional fees	31,094	86,228	16,207	36,379
Trustee fees	8,834	49,616	1,655	12,888
Custodian fees	5,752	35,875	2,358	23,898
Registration fees	8,850	91,261	14,680	39,899
Insurance fees	2,597	13,501	30	4,015
Interest expense – secured borrowing from tender option bonds	—	43,341	—	—
Total Expenses	890,980	4,726,428	280,052	1,212,866
NET INVESTMENT INCOME (LOSS)	4,213,987	26,817,863	737,502	2,756,155
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	40,685	(10,370,011)	117,164	7,056,769
Securities sold short	—	—	—	(154,102)
Futures contracts (Note 6)	—	—	—	3,497,152
Net realized gain (loss)	40,685	(10,370,011)	117,164	10,399,819
Net change in unrealized appreciation (depreciation) on:
Investments	(1,469,500)	(5,369,003)	(343,063)	3,165,354
Futures contracts (Note 6)	—	—	—	(1,099,731)
Net change in unrealized appreciation (depreciation)	(1,469,500)	(5,369,003)	(343,063)	2,065,623
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,428,815)	(15,739,014)	(225,899)	12,465,442
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,785,172	$11,078,849	$511,603	$15,221,597

*	Fund commenced operations on December 2, 2019. Information is for the period from December 2, 2019 to June 30, 2020.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2020

	BROWN
	ADVISORY –	BROWN	BROWN
	WMC	ADVISORY	ADVISORY –
	STRATEGIC	EMERGING	BEUTEL
	EUROPEAN	MARKETS	GOODMAN
	EQUITY	SELECT	LARGE-CAP
	FUND	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$6,357,769	$8,711,122	$22,293,964
Less: foreign taxes withheld	(603,476)	(1,101,518)	—
Interest Income	192,156	151,017	178,170
Total investment income	5,946,449	7,760,621	22,472,134
EXPENSES
Investment advisory fees	3,873,776	2,877,445	1,733,518
Service fees – Investor Shares (Note 3)	26,329	6,970	—
Service fees – Advisor Shares (Note 3)	8,374	199	—
Business management fees	215,210	159,858	192,613
Administration, accounting and transfer agent fees	141,364	112,789	128,538
Miscellaneous expenses	94,553	66,196	27,559
Professional fees	46,019	32,737	40,044
Trustee fees	22,905	14,261	16,597
Distribution fees – Advisor Shares (Note 3)	13,957	332	—
Custodian fees	238,642	374,989	23,157
Registration fees	61,215	66,422	34,193
Insurance fees	7,093	4,687	4,200
Interest expense – line of credit	366	395	10
Total Expenses	4,749,803	3,717,280	2,200,429
NET INVESTMENT INCOME (LOSS)	1,196,646	4,043,341	20,271,705
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	17,572,658	(23,123,861)	(16,714,433)
Net change in unrealized appreciation (depreciation) on investments	(41,969,646)	(3,503,124)	3,067,903
NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,396,988)	(26,626,985)	(13,646,530)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(23,200,342)	$(22,583,644)	$6,625,175
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$(5,376,873)	$(5,831,050)	$1,763,590	$3,065,658
Net realized gain (loss)	209,265,648	169,374,545	11,364,792	19,425,595
Net change in unrealized appreciation (depreciation)	336,064,454	154,675,163	38,237,879	16,141,116
Increase (Decrease) in Net Assets from Operations	539,953,229	318,218,658	51,366,261	38,632,369
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(78,470,295)	(31,938,112)	(6,703,163)	(4,982,976)
Investor Shares	(41,945,136)	(170,284,138)	(16,756,039)	(11,627,698)
Advisor Shares	(435,105)	(633,523)	(222,591)	(152,574)
Total Distributions from earnings	(120,850,536)	(202,855,773)	(23,681,793)	(16,763,248)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	400,871,155	1,214,065,021	15,519,730	15,209,667
Investor Shares	203,436,442	173,036,435	36,125,316	37,630,673
Advisor Shares	8,657,340	1,736,644	529,537	173,850
Reinvestment of distributions:
Institutional Shares	71,765,266	25,119,029	4,713,060	4,128,381
Investor Shares	38,531,279	158,805,779	8,421,752	6,006,030
Advisor Shares	384,904	570,681	194,869	131,607
Redemption of shares:
Institutional Shares	(419,582,417)	(199,631,475)	(28,046,512)	(21,274,184)
Investor Shares	(231,327,940)	(1,199,080,020)	(46,101,607)	(31,566,261)
Advisor Shares	(3,671,135)	(2,115,835)	(1,127,841)	(2,321,621)
Redemption fees:
Institutional Shares	16,456	3,234	119	—
Investor Shares	8,733	2,185	312	—
Advisor Shares	107	4	4	3
Increase (Decrease) from Capital Share Transactions	69,090,190	172,511,682	(9,771,261)	8,118,145
Increase (Decrease) in Net Assets	488,192,883	287,874,567	17,913,207	29,987,266
NET ASSETS
Beginning of period	2,358,703,765	2,070,829,198	483,758,637	453,771,371
End of period	$2,846,896,648	$2,358,703,765	$501,671,844	$483,758,637
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,650,481	56,772,050	685,993	695,341
Investor Shares	8,240,080	7,510,920	1,589,985	1,758,262
Advisor Shares	360,197	78,798	22,425	8,068
Reinvestment of distributions:
Institutional Shares	2,761,264	1,280,930	189,312	213,265
Investor Shares	1,502,780	8,190,086	339,273	309,491
Advisor Shares	15,991	31,185	7,852	6,780
Redemption of shares:
Institutional Shares	(16,182,952)	(8,717,249)	(1,248,345)	(990,468)
Investor Shares	(9,207,220)	(56,836,557)	(2,039,015)	(1,470,632)
Advisor Shares	(155,510)	(96,472)	(52,209)	(105,832)
Increase (Decrease) in shares outstanding	2,985,111	8,213,691	(504,729)	424,275

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$1,344,548	$1,609,667	$(1,052,977)	$(221,299)
Net realized gain (loss)	4,124,769	7,006,550	(33,269,143)	14,589,301
Net change in unrealized appreciation (depreciation)	(6,022,094)	2,049,045	505,822,522	168,526,897
Increase (Decrease) in Net Assets from Operations	(552,777)	10,665,262	471,500,402	182,894,899
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,414,169)	(3,458,904)	(7,161,993)	(14,400,593)
Investor Shares	(5,617,757)	(8,182,576)	(4,864,731)	(4,531,789)
Advisor Shares	(86,596)	(124,204)	(2,000,138)	(7,216,074)
Total Distributions from earnings	(8,118,522)	(11,765,684)	(14,026,862)	(26,148,456)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,634,954	1,204,412	793,321,819	341,962,244
Investor Shares	4,418,792	2,199,841	815,575,575	358,637,346
Advisor Shares	117,418	46,946	51,251,840	33,138,882
Reinvestment of distributions:
Institutional Shares	1,966,393	3,219,492	4,922,448	10,630,756
Investor Shares	2,374,278	3,472,257	4,633,379	4,159,852
Advisor Shares	77,983	112,078	1,807,570	6,736,941
Redemption of shares:
Institutional Shares	(5,336,182)	(5,635,593)	(195,572,031)	(59,777,923)
Investor Shares	(7,985,179)	(9,087,646)	(244,928,528)	(128,921,185)
Advisor Shares	(232,876)	(220,207)	(68,597,926)	(32,840,757)
Redemption fees:
Institutional Shares	—	—	41,514	2,125
Investor Shares	—	—	27,442	7,666
Advisor Shares	—	15	9,470	351
Increase (Decrease) from Capital Share Transactions	(2,964,419)	(4,688,405)	1,162,492,572	533,736,298
Increase (Decrease) in Net Assets	(11,635,718)	(5,788,827)	1,619,966,112	690,482,741
NET ASSETS
Beginning of period	89,775,724	95,564,551	1,375,588,074	685,105,333
End of period	$78,140,006	$89,775,724	$2,995,554,186	$1,375,588,074
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	118,475	89,966	28,646,694	14,360,645
Investor Shares	319,670	167,988	29,732,433	15,163,632
Advisor Shares	8,186	3,826	1,911,307	1,408,385
Reinvestment of distributions:
Institutional Shares	141,578	258,861	176,558	505,024
Investor Shares	169,098	282,353	168,303	199,801
Advisor Shares	5,612	9,047	66,972	329,274
Redemption of shares:
Institutional Shares	(430,780)	(421,246)	(7,111,324)	(2,501,182)
Investor Shares	(633,456)	(662,890)	(9,126,936)	(5,473,465)
Advisor Shares	(17,381)	(15,743)	(2,528,241)	(1,438,394)
Increase (Decrease) in shares outstanding	(318,998)	(287,838)	41,935,766	22,553,720

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$(91,538)	$(12,223)	$(7,492,479)	$(4,469,244)
Net realized gain (loss)	(4,741,929)	9,412	(20,160,153)	70,447,097
Net change in unrealized appreciation (depreciation)	12,639,597	6,000,860	72,885,748	85,126,028
Increase (Decrease) in Net Assets from Operations	7,806,130	5,998,049	45,233,116	151,103,881
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(147,231)	(251,515)	(18,379,205)	(18,857,505)
Investor Shares	(3,180)	(28,594)	(9,927,383)	(20,274,985)
Advisor Shares	—	—	(295,436)	(736,847)
Total Distributions from earnings	(150,411)	(280,109)	(28,602,024)	(39,869,337)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	59,227,073	45,446,576	374,470,987	453,596,629
Investor Shares	31,906,535	4,870,115	112,714,527	84,662,520
Advisor Shares	—	—	3,190,952	3,596,032
Reinvestment of distributions:
Institutional Shares	105,612	175,744	17,184,357	17,134,301
Investor Shares	3,180	6,330	6,524,308	13,467,349
Advisor Shares	—	—	235,996	472,665
Redemption of shares:
Institutional Shares	(10,777,556)	(7,410,342)	(202,151,171)	(123,532,084)
Investor Shares	(4,613,788)	(24,847,122)	(107,708,327)	(124,299,139)
Advisor Shares	—	—	(5,389,945)	(9,409,409)
Redemption fees:
Institutional Shares	—	—	1,729	332
Investor Shares	—	—	869	9
Advisor Shares	—	—	23	308
Increase (Decrease) from Capital Share Transactions	75,851,056	18,241,301	199,074,305	315,689,513
Increase (Decrease) in Net Assets	83,506,775	23,959,241	215,705,397	426,924,057
NET ASSETS
Beginning of period	45,336,735	21,377,494	1,346,608,131	919,684,074
End of period	$128,843,510	$45,336,735	$1,562,313,528	$1,346,608,131
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,918,916	3,888,574	9,043,798	11,137,950
Investor Shares	2,204,386	411,866	5,730,004	4,315,251
Advisor Shares	—	—	156,259	188,531
Reinvestment of distributions:
Institutional Shares	7,754	17,435	392,516	504,201
Investor Shares	234	628	298,050	789,396
Advisor Shares	—	—	11,297	29,009
Redemption of shares:
Institutional Shares	(910,792)	(680,128)	(4,943,275)	(3,128,368)
Investor Shares	(366,462)	(2,071,357)	(5,234,383)	(6,245,404)
Advisor Shares	—	—	(276,297)	(480,780)
Increase (Decrease) in shares outstanding	5,854,036	1,567,018	5,177,969	7,109,786

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$7,579,285	$11,586,937	$1,697,619	$1,023,454
Net realized gain (loss)	(130,124,556)	87,538,333	(20,527,544)	(3,182,936)
Net change in unrealized appreciation (depreciation)	(56,534,126)	(151,351,080)	78,134,617	21,420,078
Increase (Decrease) in Net Assets from Operations	(179,079,397)	(52,225,810)	59,304,692	19,260,596
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(17,665,988)	(61,245,393)	(1,110,880)	(320,277)
Investor Shares	(29,652,680)	(69,753,987)	(61,528)	(26,825)
Advisor Shares	(388,948)	(2,165,335)	—	—
Total Distributions from earnings	(47,707,616)	(133,164,715)	(1,172,408)	(347,102)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	175,871,287	286,399,463	385,866,483	206,071,635
Investor Shares	208,267,812	64,699,564	50,300,050	59,641,568
Advisor Shares	378,763	1,897,188	—	—
Reinvestment of distributions:
Institutional Shares	12,695,459	41,165,697	257,184	87,785
Investor Shares	18,062,610	44,121,355	46,787	14,683
Advisor Shares	368,764	2,090,046	—	—
Redemption of shares:
Institutional Shares	(223,014,986)	(202,513,956)	(43,163,681)	(14,648,283)
Investor Shares	(222,672,600)	(311,577,993)	(11,848,832)	(122,987,577)
Advisor Shares	(2,823,549)	(17,532,405)	—	—
Redemption fees:
Institutional Shares	236	5,423	112	36
Investor Shares	365	9	12	157
Advisor Shares	5	261	—	—
Increase (Decrease) from Capital Share Transactions	(32,865,834)	(91,245,348)	381,458,115	128,180,004
Increase (Decrease) in Net Assets	(259,652,847)	(276,635,873)	439,590,399	147,093,498
NET ASSETS
Beginning of period	1,033,449,978	1,310,085,851	233,205,954	86,112,456
End of period	$773,797,131	$1,033,449,978	$672,796,353	$233,205,954
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,485,098	10,281,751	25,846,034	15,186,717
Investor Shares	10,851,428	2,606,432	3,607,720	4,223,089
Advisor Shares	16,534	71,572	—	—
Reinvestment of distributions:
Institutional Shares	499,923	1,856,445	15,218	7,172
Investor Shares	712,736	1,989,311	2,770	1,200
Advisor Shares	14,634	94,809	—	—
Redemption of shares:
Institutional Shares	(10,565,739)	(8,146,724)	(2,933,381)	(1,134,303)
Investor Shares	(12,378,205)	(11,298,838)	(770,558)	(9,212,269)
Advisor Shares	(137,221)	(689,443)	—	—
Increase (Decrease) in shares outstanding	(1,500,812)	(3,234,685)	25,767,803	9,071,606

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$3,185,538	$3,440,312	$8,593,332	$5,925,817
Net realized gain (loss)	1,740,365	(689,393)	15,660,030	2,250,768
Net change in unrealized appreciation (depreciation)	2,603,423	5,357,033	2,256,513	8,569,473
Increase (Decrease) in Net Assets from Operations	7,529,326	8,107,952	26,509,875	16,746,058
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(15,553,156)	(5,843,105)
Investor Shares	(3,179,760)	(3,236,114)	(182,090)	(107,565)
Advisor Shares	(74,932)	(84,055)	—	—
Total Distributions from earnings	(3,254,692)	(3,320,169)	(15,735,246)	(5,950,670)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	222,481,486	134,263,932
Investor Shares	47,528,552	31,974,326	1,981,023	2,404,176
Advisor Shares	79,040	81,553	—	—
Reinvestment of distributions:
Institutional Shares	—	—	8,508,031	1,804,015
Investor Shares	1,015,867	928,274	140,974	72,245
Advisor Shares	68,639	57,663	—	—
Redemption of shares:
Institutional Shares	—	—	(99,570,279)	(22,004,981)
Investor Shares	(39,581,033)	(27,451,535)	(2,682,606)	(345,153)
Advisor Shares	(251,405)	(430,919)	—	—
Redemption fees:
Institutional Shares	—	—	128	—
Investor Shares	—	1	3	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	8,859,660	5,159,363	130,858,760	116,194,234
Increase (Decrease) in Net Assets	13,134,294	9,947,146	141,633,389	126,989,622
NET ASSETS
Beginning of period	138,789,828	128,842,682	250,989,382	123,999,760
End of period	$151,924,122	$138,789,828	$392,622,771	$250,989,382
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	21,740,019	13,690,421
Investor Shares	4,387,167	3,079,002	193,932	241,142
Advisor Shares	7,481	8,014	—	—
Reinvestment of distributions:
Institutional Shares	—	—	835,677	183,175
Investor Shares	93,839	89,217	13,795	7,349
Advisor Shares	6,485	5,649	—	—
Redemption of shares:
Institutional Shares	—	—	(9,712,425)	(2,220,358)
Investor Shares	(3,683,244)	(2,642,447)	(258,127)	(35,530)
Advisor Shares	(23,583)	(42,328)	—	—
Increase (Decrease) in shares outstanding	788,145	497,107	12,812,871	11,866,199

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	STRATEGIC BOND FUND		SUSTAINABLE BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$6,392,200	$6,350,755	$3,671,135	$2,813,703
Net realized gain (loss)	(6,513,318)	(1,451,277)	4,532,009	91,953
Net change in unrealized appreciation (depreciation)	(2,363,924)	2,922,328	2,575,255	5,217,046
Increase (Decrease) in Net Assets from Operations	(2,485,042)	7,821,806	10,778,399	8,122,702
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,509,752)	(6,353,117)	(5,317,862)	(2,447,030)
Investor Shares	(48,237)	(35,886)	(40,327)	(359,798)
Total Distributions from earnings	(6,557,989)	(6,389,003)	(5,358,189)	(2,806,828)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	60,731,099	91,338,915	79,922,729	137,251,390
Investor Shares	420,131	1,984,929	2,242,093	13,050,813
Reinvestment of distributions:
Institutional Shares	1,823,106	1,270,091	2,196,982	389,456
Investor Shares	46,932	35,545	36,876	121,617
Redemption of shares:
Institutional Shares	(112,840,919)	(30,848,146)	(60,501,878)	(16,988,816)
Investor Shares	(1,565,735)	(487,540)	(1,071,319)	(66,081,904)
Redemption fees:
Institutional Shares	139	150	1,401	—
Investor Shares	1	40	19	—
Increase (Decrease) from Capital Share Transactions	(51,385,246)	63,293,984	22,826,903	67,742,556
Increase (Decrease) in Net Assets	(60,428,277)	64,726,787	28,247,113	73,058,430
NET ASSETS
Beginning of period	206,090,384	141,363,597	127,349,915	54,291,485
End of period	$145,662,107	$206,090,384	$155,597,028	$127,349,915
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,406,284	9,600,905	7,806,001	14,165,832
Investor Shares	44,158	209,165	217,078	1,348,441
Reinvestment of distributions:
Institutional Shares	193,660	133,702	216,092	39,625
Investor Shares	4,909	3,739	3,605	12,602
Redemption of shares:
Institutional Shares	(12,304,019)	(3,241,949)	(5,944,196)	(1,726,246)
Investor Shares	(192,255)	(51,135)	(106,285)	(6,869,071)
Increase (Decrease) in shares outstanding	(5,847,263)	6,654,427	2,192,295	6,971,183

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX-EXEMPT BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$4,213,987	$4,845,626	$26,817,863	$21,795,193
Net realized gain (loss)	40,685	(543,793)	(10,370,011)	(1,493,959)
Net change in unrealized appreciation (depreciation)	(1,469,500)	5,517,531	(5,369,003)	26,180,265
Increase (Decrease) in Net Assets from Operations	2,785,172	9,819,364	11,078,849	46,481,499
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(30,647,912)	(17,854,169)
Investor Shares	(4,826,066)	(4,845,626)	(399,133)	(3,941,024)
Total Distributions from earnings	(4,826,066)	(4,845,626)	(31,047,045)	(21,795,193)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	615,524,124	1,049,625,643
Investor Shares	32,579,695	36,672,964	11,031,021	84,945,677
Reinvestment of distributions:
Institutional Shares	—	—	7,064,583	3,636,859
Investor Shares	1,125,659	1,358,666	259,177	957,286
Redemption of shares:
Institutional Shares	—	—	(481,534,100)	(129,045,070)
Investor Shares	(37,539,392)	(42,164,096)	(20,193,394)	(504,486,079)
Redemption fees:
Institutional Shares	—	—	15,020	782
Investor Shares	1,579	—	173	312
Increase (Decrease) from Capital Share Transactions	(3,832,459)	(4,132,466)	132,166,604	505,635,410
Increase (Decrease) in Net Assets	(5,873,353)	841,272	112,198,408	530,321,716
NET ASSETS
Beginning of period	182,071,644	181,230,372	970,227,746	439,906,030
End of period	$176,198,291	$182,071,644	$1,082,426,154	$970,227,746
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	60,408,578	105,870,655
Investor Shares	3,032,321	3,489,427	1,072,669	8,578,932
Reinvestment of distributions:
Institutional Shares	—	—	693,059	363,223
Investor Shares	104,031	128,831	25,314	96,722
Redemption of shares:
Institutional Shares	—	—	(47,976,531)	(13,007,715)
Investor Shares	(3,483,049)	(4,011,799)	(2,009,926)	(51,214,148)
Increase (Decrease) in shares outstanding	(346,697)	(393,541)	12,213,163	50,687,669

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY
	TAX-EXEMPT SUSTAINABLE	BROWN ADVISORY
	BOND FUND	MORTGAGE SECURITIES FUND
	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2020*	2020	2019
OPERATIONS
Net investment income (loss)	$737,502	$2,756,155	$6,665,501
Net realized gain (loss)	117,164	10,399,819	922,064
Net change in unrealized appreciation (depreciation)	(343,063)	2,065,623	10,790,297
Increase (Decrease) in Net Assets from Operations	511,603	15,221,597	18,377,862
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	(4,158,492)	(7,953,449)
Investor Shares	(737,502)	(32,311)	(7,313)
Total Distributions from earnings	(737,502)	(4,190,803)	(7,960,762)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	49,987,536	42,679,230
Investor Shares	167,248,379	11,565,585	140,547
Reinvestment of distributions:
Institutional Shares	—	667,996	1,072,618
Investor Shares	115,022	32,110	7,312
Redemption of shares:
Institutional Shares	—	(105,124,840)	(73,075,085)
Investor Shares	(10,105,718)	(2,198,388)	(210,771)
Redemption fees:
Institutional Shares	—	1,179	—
Investor Shares	—	13	—
Increase (Decrease) from Capital Share Transactions	157,257,683	(45,068,809)	(29,386,149)
Increase (Decrease) in Net Assets	157,031,784	(34,038,015)	(18,969,049)
NET ASSETS
Beginning of period	—	281,994,424	300,963,473
End of period	$157,031,784	$247,956,409	$281,994,424
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	4,865,234	4,411,309
Investor Shares	16,911,731	1,116,122	14,369
Reinvestment of distributions:
Institutional Shares	—	65,368	110,676
Investor Shares	11,664	3,096	755
Redemption of shares:
Institutional Shares	—	(10,277,006)	(7,540,833)
Investor Shares	(1,022,794)	(214,179)	(21,775)
Increase (Decrease) in shares outstanding	15,900,601	(4,441,365)	(3,025,499)

*  Fund commenced operations on December 2, 2019.  Information is for the period from December 2, 2019 to June 30, 2020.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY
	WMC STRATEGIC		EMERGING MARKETS
	EUROPEAN EQUITY FUND		SELECT FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
OPERATIONS
Net investment income (loss)	$1,196,646	$4,252,319	$4,043,341	$3,981,554
Net realized gain (loss)	17,572,658	45,646,473	(23,123,861)	35,869,933
Net change in unrealized appreciation (depreciation)	(41,969,646)	(81,646,181)	(3,503,124)	(72,194,485)
Increase (Decrease) in Net Assets from Operations	(23,200,342)	(31,747,389)	(22,583,644)	(32,342,998)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(24,582,304)	(74,718,358)	(4,125,513)	(8,210,572)
Investor Shares	(865,242)	(1,440,449)	(46,220)	(1,023,238)
Advisor Shares	(308,735)	(877,353)	(1,296)	(5,109)
Total Distributions from earnings	(25,756,281)	(77,036,160)	(4,173,029)	(9,238,919)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	93,369,220	153,465,228	113,704,766	220,418,141
Investor Shares	10,769,625	10,126,285	1,096,194	6,679,100
Advisor Shares	358,021	965,406	6,426	10,724
Reinvestment of distributions:
Institutional Shares	13,910,236	54,307,922	705,403	2,455,975
Investor Shares	806,296	1,336,888	43,772	889,506
Advisor Shares	302,297	832,723	1,296	5,109
Redemption of shares:
Institutional Shares	(243,637,655)	(558,385,244)	(147,468,241)	(371,214,620)
Investor Shares	(6,471,686)	(6,787,813)	(1,623,716)	(37,547,635)
Advisor Shares	(3,895,250)	(6,409,594)	(95,199)	(9,609)
Redemption fees:
Institutional Shares	211	172	272	3,838
Investor Shares	11	—	4	130
Advisor Shares	3	51	—	—
Increase (Decrease) from Capital Share Transactions	(134,488,671)	(350,547,976)	(33,629,023)	(178,309,341)
Increase (Decrease) in Net Assets	(183,445,294)	(459,331,525)	(60,385,696)	(219,891,258)
NET ASSETS
Beginning of period	496,566,345	955,897,870	331,922,282	551,813,540
End of period	$313,121,051	$496,566,345	$271,536,586	$331,922,282
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,968,861	14,506,240	13,203,555	23,815,702
Investor Shares	1,053,546	930,583	125,988	717,214
Advisor Shares	33,648	88,786	725	1,139
Reinvestment of distributions:
Institutional Shares	1,221,044	5,614,751	71,325	291,337
Investor Shares	71,108	138,631	4,426	105,642
Advisor Shares	26,901	87,135	130	603
Redemption of shares:
Institutional Shares	(25,118,358)	(52,569,893)	(18,060,646)	(40,192,817)
Investor Shares	(631,412)	(624,135)	(198,402)	(4,078,896)
Advisor Shares	(378,649)	(572,179)	(12,782)	(1,017)
Increase (Decrease) in shares outstanding	(14,753,311)	(32,400,081)	(4,865,681)	(19,341,093)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –
	BEUTEL GOODMAN
	LARGE-CAP VALUE FUND
	Fiscal	Fiscal
	Year Ended	Year Ended
	June 30,	June 30,
	2020	2019
OPERATIONS
Net investment income (loss)	$20,271,705	$4,261,824
Net realized gain (loss)	(16,714,433)	(1,911,535)
Net change in unrealized appreciation (depreciation)	3,067,903	21,553,306
Increase (Decrease) in Net Assets from Operations	6,625,175	23,903,595
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(7,657,728)	(4,272,001)
Total Distributions from earnings	(7,657,728)	(4,272,001)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	257,251,330	181,152,872
Reinvestment of distributions:
Institutional Shares	3,633,330	1,717,764
Redemption of shares:
Institutional Shares	(104,804,022)	(56,543,596)
Redemption fees:
Institutional Shares	955	—
Increase (Decrease) from Capital Share Transactions	156,081,593	126,327,040
Increase (Decrease) in Net Assets	155,049,040	145,958,634
NET ASSETS
Beginning of period	296,962,595	151,003,961
End of period	$452,011,635	$296,962,595
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	24,554,210	18,467,748
Reinvestment of distributions:
Institutional Shares	314,395	185,951
Redemption of shares:
Institutional Shares	(10,606,917)	(6,065,208)
Increase (Decrease) in shares outstanding	14,261,688	12,588,491

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/19	06/30/20	$24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	$29.05	22.88%	$1,849,565		(0.16)%	0.69%	0.69%	22%
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640		(0.12)	0.72	0.72	24

Investor Shares*
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472		(0.27)	0.87	0.87	24

Advisor Shares*
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304		(0.52)	1.12	1.12	24

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012		0.71	0.73	0.73	15

Investor Shares*
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456		0.56	0.88	0.88	15

Advisor Shares*
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168		0.31	1.13	1.13	15
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/19	06/30/20	$14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	$12.97	0.46%	$22,026		1.66%	0.80%	0.80%	16%
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17

Investor Shares*
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17

Advisor Shares*
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30

Investor Shares*
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30

Advisor Shares*
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/19	06/30/20	$13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	$13.86	5.68%	$100,367		(0.11)%	0.70%	0.88%	35%
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32

Investor Shares*
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32

Advisor Shares*
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/19	06/30/20	$24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	$19.25	(18.38)	$336,819		0.94%	0.97%	0.97%	56%
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30

Investor Shares*
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30

Advisor Shares*
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85%	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68

Advisor Shares*
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/19	06/30/20	$10.22	0.27	0.52	0.79	(0.28)	(0.22)	(0.50)	$10.51	7.90%	$388,100		2.62%	0.45%	0.45%	143%
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218

Investor Shares*
07/01/19	06/30/20	10.22	0.26	0.52	0.78	(0.27)	(0.22)	(0.49)	10.51	7.85	4,523		2.57	0.50	0.50	143
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218

BROWN ADVISORY STRATEGIC BOND FUND:

Institutional Shares*
07/01/19	06/30/20	9.57	0.31	(0.28)	0.03	(0.31)	—	(0.31)	9.29	0.37	145,280		3.23	0.57	0.57	151
07/01/18	06/30/19	9.51	0.34	0.05	0.39	(0.33)	—	(0.33)	9.57	4.23	204,326		3.55	0.60	0.60	115
07/01/17	06/30/18	9.61	0.27	(0.10)	0.17	(0.27)	—	(0.27)	9.51	1.80	141,150		2.85	0.70	0.67	200
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—	(0.23)	9.61	3.92	114,651		2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—	(0.47)	9.47	1.18	39,211		3.21	0.70	0.73	288

Investor Shares*
07/01/19	06/30/20	9.57	0.30	(0.26)	0.04	(0.31)	—	(0.31)	9.30	0.42	382		3.18	0.62	0.62	151
07/01/18	06/30/19	9.51	0.33	0.06	0.39	(0.33)	—	(0.33)	9.57	4.18	1,764		3.50	0.65	0.65	115
07/01/17	06/30/18	9.61	0.25	(0.10)	0.15	(0.25)	—	(0.25)	9.51	1.54	214		2.60	0.95	0.92	200
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—	(0.20)	9.61	3.65	248		2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—	(0.43)	9.47	0.84	865		2.96	0.95	0.98	288

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)	(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/19	06/30/20	$10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	$10.08	1.59%	$1,072,444		2.38%	0.42%	0.42%	80%
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—	(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)	(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244

Investor Shares*
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)	(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/19	06/30/20	$11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	$10.51	(0.66)%	$287,081		0.29%	1.09%	1.09%	53%
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31

Investor Shares*
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31

Advisor Shares*
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19

Investor Shares*
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19

Advisor Shares*
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations			Shareholders From							Net Assets(b)
Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/19	06/30/20	$10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	$10.61	3.27%	$452,012		5.26%	0.57%	0.57%	32%
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. Prior to July 1, 2018, Brown Advisory Strategic Bond Fund Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively. The increase in the portfolio turnover rate for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2020

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,
•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,
•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,
•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,
•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,
•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,
•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,
•	Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”) seeks to achieve capital appreciation and income with a low correlation to interest rate movements,
•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,
•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,
•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

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Notes to Financial Statements
June 30, 2020

The Funds commenced operations as follows:

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Strategic Bond[1]	10/31/2014	9/30/2011	—
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Sustainable Bond	7/2/2018	8/7/2017	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Maryland Bond	—	12/21/2000	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Sustainable Bond	—	12/2/2019	—
Small-Cap				Mortgage Securities	5/13/2014	12/26/2013	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	WMC Strategic
Global Leaders	10/31/2018	7/1/2015	—	European Equity	10/21/2013	10/21/2013	10/21/2013
Intermediate Income	—	11/2/1995	5/13/1991	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Total Return	10/30/2014	10/30/2014	—	Beutel Goodman
				Large-Cap Value	2/13/2018	—	—

1  Prior to July 1, 2018, Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over- the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If

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Notes to Financial Statements
June 30, 2020

the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2020, the Small-Cap Growth Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total market value of such securities held as of June 30, 2020 was $1,814,370  or 0.1% of Small-Cap Growth Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2020:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,677,461,848	$—	$—
REIT^	109,832,677	—	—
Short-Term Investments	63,644,358	—	—
Total Investments	$2,850,938,883	$—	$—

Flexible Equity Fund
Common Stocks	$473,330,374	$—	$—
REIT^	15,500,903	—	—
Short-Term Investments	13,078,522	—	—
Total Investments	$501,909,799	$—	$—

Equity Income Fund
Common Stocks	$71,378,753	$—	$—
Preferred Stocks	275,363	—	—
REIT^	4,107,985	—	—
Short-Term Investments	2,565,406	—	—
Total Investments	$78,327,507	$—	$—

Sustainable Growth Fund
Common Stocks	$2,795,373,944	$—	$—
REIT^	135,801,754	—	—
Short-Term Investments	39,662,331	—	—
Total Investments	$2,970,838,029	$—	$—

Mid-Cap Growth Fund
Common Stocks	$120,338,568	$—	$—
REIT^	3,608,109	—	—
Short-Term Investments	10,387,009	—	—
Total Investments	$134,333,686	$—	$—

Small-Cap Growth Fund
Common Stocks	$1,428,587,998	$—	$—
Private Placements	—	—	1,814,370
REIT^	24,326,437	—	—
Short-Term Investments	106,446,544	—	—
Total Investments	$1,559,360,979	$—	$1,814,370

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Notes to Financial Statements
June 30, 2020

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$689,124,488	$6,955,858	$—
REIT^	43,816,192	—	—
Short-Term Investments	39,343,921	—	—
Total Investments	$772,284,601	$6,955,858	$—

Global Leaders Fund
Common Stocks:
China	$—	$44,433,087	$—
France	—	14,933,916	—
Germany	—	40,491,165	—
India	—	24,347,018	—
Indonesia	—	21,515,862	—
Netherlands	21,644,942	—	—
Sweden	—	18,851,910	—
Switzerland	—	37,968,635	—
Taiwan	26,235,858	—	—
United Kingdom	—	20,128,476	—
United States	382,268,674	—	—
Short-Term Investments	19,955,498	—	—
Total Investments	$450,104,972	$222,670,069	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$55,978,702	$—
Mortgage Backed Securities	—	27,241,333	—
Asset Backed Securities	—	14,572,473	—
Municipal Bonds	—	1,600,000	—
U.S. Treasury Notes	—	29,242,907	—
Affiliated Mutual Funds	17,632,866	—	—
Short-Term Investments	6,524,838	—	—
Total Investments	$24,157,704	$128,635,415	$—

Total Return Fund
Corporate Bonds & Notes	$—	$202,945,458	$—
Mortgage Backed Securities	—	89,127,369	—
Asset Backed Securities	—	59,008,953	—
U.S. Treasury Notes	—	44,626,547	—
Municipal Bonds	—	8,385,363	—
Preferred Stocks	644,179	—	—
Short-Term Investments	12,291,267	1,599,922	—
Total Investments	$12,935,446	$405,693,612	$—
Futures Contracts – Long*	$361,638	$—	$—
Futures Contracts – Short*	$(358,453)	$—	$—

Strategic Bond Fund
Corporate Bonds & Notes	$—	$76,490,441	$—
Mortgage Backed Securities	—	52,972,582	—
Asset Backed Securities	—	23,553,045	—
Municipal Bonds	—	3,110,003	—
Preferred Stocks	1,063,580	—	—
Short-Term Investments	3,191,691	274,987	—
Total Investments	$4,255,271	$156,401,058	$—
Futures Contracts – Short*	$(152,042)	$—	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$80,180,123	$—
Mortgage Backed Securities	—	28,075,332	—
Municipal Bonds	—	24,278,224	—
Asset Backed Securities	—	11,007,965	—
Foreign Government Bonds	—	3,429,624	—
U.S. Treasury Notes	—	6,202,379	—
Short-Term Investments	2,507,583	349,983	—
Total Investments	$2,507,583	$153,523,630	$—
Futures Contracts – Long*	$108,940	$—	$—
Futures Contracts – Short*	$(214,276)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$171,656,864	$—
Short-Term Investments	2,340,126	—	—
Total Investments	$2,340,126	$171,656,864	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$1,072,974,209	$—
Short-Term Investments	4,372,487	—	—
Total Investments	$4,372,487	$1,072,974,209	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$143,012,846	$—
Short-Term Investments	11,631,402	—	—
Total Investments	$11,631,402	$143,012,846	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$231,625,923	$—
Corporate Bonds & Notes	—	7,789,036	—
Asset Backed Securities	—	10,888,119	—
Municipal Bonds	—	3,400,000	—
U.S. Treasury Notes	—	11,040,605	—
Preferred Stocks	1,302,706	—	—
Short-Term Investments	3,593,631	—	—
Total Investments	$4,896,337	$264,743,683	$—
Futures Contracts – Short*	$(20,623)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$1,182,301	$—
Belgium	—	12,695,886	—
Denmark	—	4,588,454	—
Finland	—	994,879	—
France	—	34,052,643	—
Germany	—	48,298,077	—
Netherlands	17,873,900	4,304,549	—
Portugal	—	6,439,970	—
Spain	4,142,084	5,077,054	—
Sweden	—	45,317,906	—
Switzerland	—	42,764,330	—
United Kingdom	—	74,840,298	—
Preferred Stocks	—	2,444,617	—
Short-Term Investments	6,096,432	—	—
Total Investments	$28,112,416	$283,000,964	$—

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Notes to Financial Statements
June 30, 2020

	Level 1	Level 2	Level 3
Emerging Markets Select Fund
Common Stocks:
China	$30,439,711	$71,897,765	$—
Czech Republic	—	2,747,579	—
Hungary	—	1,687,701	—
India	—	20,138,142	—
Indonesia	—	4,991,780	—
Malaysia	—	2,476,007	—
Philippines	—	1,711,854	—
Russia	9,757,102	—	—
Singapore	—	5,307,849	—
South Africa	—	1,558,925	—
South Korea	—	37,914,204	—
Taiwan	—	36,606,127	—
Thailand	—	4,992,696	—
Turkey	2,021,914	2,296,300	—
United Arab Emirates	—	2,878,419	—
United Kingdom	—	5,315,137	—
United States	8,205,468	—	—
Preferred Stocks:
Brazil	2,908,055	—	—
South Korea	—	1,107,615	—
REIT^	—	1,811,770	—
Exchange Traded Funds	1,860,673	—	—
Short-Term Investments	10,035,436	—	—
Total Investments	$65,228,359	$205,439,870	$—

Beutel Goodman Large-Cap Value Fund
Common Stocks	$437,292,357	$—	$—
Short-Term Investments	13,822,201	—	—
Total Investments	$451,114,558	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of June 30, 2020.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Private Placements
Balance as of June 30, 2019	$2,403,334
Purchases	—
Distributions / Returns of Capital	(649,750)
Realized Gains	649,750
Change in Unrealized Appreciation (Depreciation)	(588,964)
Balance as June 30, 2020	$1,814,370
Change in Unrealized Appreciation (Depreciation) for Level 3 investments held at June 30, 2020	$(588,964)

Private Placements – The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

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Notes to Financial Statements
June 30, 2020

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities. None of the Funds purchased, sold or wrote any options during the year ended June 30, 2020.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing.  In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short-term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is

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Notes to Financial Statements
June 30, 2020

generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

The use of Residual Interests will require the Fund to earmark or segregate liquid assets in an amount equal to any Floaters, plus any accrued but unpaid interest due on the Floaters, issued by a TOB Trust sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of Residual Interests may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of  “Interest Income” on the Statements of Operations. Interest expense incurred on the Floaters is included on the Statement of Operations as “Interest expense – secured borrowing from tender option bonds” and other expenses related to remarketing, administration and trustee services to a TOB Trust are included as part of the “Miscellaneous expenses” of the Fund.  During the year ended as of the date of this report, only the Tax-Exempt Bond Fund engaged in TOB transactions and $17,227 of such miscellaneous expenses were incurred.  As of the year ended as of the date of this report, the Funds were not engaged in any TOB transactions.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

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Notes to Financial Statements
June 30, 2020

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2017-2019) as of June 30, 2020 or are expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018 and has been adopted by the Funds as of the beginning of the year ended June 30, 2020. In accordance with ASU 2017-08, the Funds have made a retrospective cumulative adjustment, as applicable, which decreased the beginning cost of investments and increased the beginning unrealized appreciation (depreciation) on investments by the amounts shown in the following table. These adjustments to cost and unrealized appreciation (depreciation) were offset by corresponding adjustments which decreased the undistributed net investment income component of total distributable earnings (loss). These adjustments did not impact the tax cost of investments or the net assets of the Funds.

	Adjustment to Unrealized	Adjustment to Total
Fund	Appreciation (Depreciation)	Distributable Earnings (Loss)	Impact on Net Assets
Maryland Bond	$1,120,859	$(1,120,859)	$ —
Tax-Exempt Bond	2,692,405	(2,692,405)	—

In March 2020 the FASB issued ASU 2020-04 Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting.  The main objective of this ASU is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021.  At the end of 2021, participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes to the UK Financial Conduct Authority.  This ASU allows companies to account for modifications as a continuance of the existing contract without additional analysis when certain conditions are met.  Management is currently assessing the impact of this ASU on the Funds.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

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Notes to Financial Statements
June 30, 2020

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Global Leaders[1]	0.65%	Mortgage Securities Fund	0.30%
Intermediate Income	0.30%	WMC Strategic European Equity[2]	0.90%
Total Return	0.30%	Emerging Markets Select[2,3]	0.90%
Strategic Bond	0.40%	Beutel Goodman Large-Cap Value[4]	0.45%

[1]	Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and makes investment decisions on its behalf. BAL is compensated for its services by the Adviser.
[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Global Leaders	0.75%	0.90%	1.15%
Intermediate Income, Total Return,
Sustainable Bond, Maryland Bond, Tax-Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Strategic Bond	0.65%	0.70%	0.95%
Tax-Exempt Sustainable Bond	0.52%	0.57%	0.82%
WMC Strategic European Equity and Emerging Markets Select	1.60%	1.75%	2.00%

During the year ended June 30, 2020, the Adviser waived $125,645 in expenses for Mid-Cap Growth Fund and $260,299 in expenses for Global Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2021	2022	2023	Total
Mid-Cap Growth Fund	$59,874	$103,738	$125,645	$289,257
Global Leaders Fund	138,801	231,484	260,299	630,584

Distribution – ALPS Distributors, Inc. (“the Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

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Notes to Financial Statements
June 30, 2020

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2020, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $17,632,866, or 11.6% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2020, the Intermediate Income Fund waived $56,928 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2020:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
6/30/2019	Purchases	Sales	(Losses)	(Depreciation)	6/30/2020	Income	Distributions	6/30/2020
$27,337,169	$14,425,000	$(24,900,000)	$395,848	$374,849	$17,632,866	$326,588	$—	1,685,742
Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the year ended June 30, 2020, Maryland Bond Fund engaged in securities sales of $2,459,588 with a net realized loss of $105,586; Tax-Exempt Sustainable Bond Fund engaged in securities purchases of $2,459,588; WMC Strategic European Equity Fund engaged in securities sales of $2,348,190 with a net realized loss of $367,691; and Emerging Markets Select Fund engaged in securities purchases of $185,566 and sales of $236,781 with a net realized loss of $28,199. These transactions are included in the purchases and sales table in Note 4.

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Notes to Financial Statements
June 30, 2020

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2020 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$546,410,555	$596,603,336	Strategic Bond	$284,960,380	$315,318,267
Flexible Equity	57,631,409	94,100,720	Sustainable Bond	156,291,228	130,627,131
Equity Income	13,226,175	22,297,514	Maryland Bond	65,752,894	69,368,367
Sustainable Growth	1,512,371,118	381,137,673	Tax-Exempt Bond	1,038,828,813	878,300,803
Mid-Cap Growth	97,612,328	24,721,600	Tax-Exempt Sustainable Bond	173,610,571	31,169,133
Small-Cap Growth	502,725,068	363,919,370	Mortgage Securities	355,852,118	365,154,984
Small-Cap Fundamental Value	486,691,686	548,246,013	WMC Strategic European Equity	220,866,279	370,068,584
Global Leaders	471,819,945	101,076,558	Emerging Markets Select	193,080,825	221,479,537
Intermediate Income	153,876,941	146,658,151	Beutel Goodman Large-Cap Value	284,551,190	118,918,299
Total Return	616,556,532	457,583,747

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities for the year ended June 30, 2020 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$21,753,863	$15,913,650	Sustainable Bond	$34,647,613	$30,205,319
Total Return	120,071,301	94,930,795	Mortgage Securities	55,092,033	47,108,515

Note 5. Federal Income Tax and Distribution Information

At June 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,449,475,734	$258,943,098	$47,287,118	$2,102,820,375	$115,581,659	$1,164,650,905
Unrealized appreciation	1,428,124,548	250,320,970	32,602,715	891,122,716	23,989,026	454,656,354
Unrealized depreciation	(26,661,399)	(7,354,269)	(1,562,326)	(23,105,062)	(5,236,999)	(58,131,910)
Net unrealized app (dep)	1,401,463,149	242,966,701	31,040,389	868,017,654	18,752,027	396,524,444
Undistributed income	—	1,541,061	837	—	—	—
Undistributed capital gains	16,120,213	2,525,497	2,480,505	—	—	—
Total undistributed earnings	16,120,213	4,066,558	2,481,342	—	—	—
Other accumulated gains (losses)	(3,232,047)	—	—	(23,566,066)	(3,900,441)	(25,302,439)
Total distributable earnings (losses)	$1,414,351,315	$247,033,259	$33,521,731	$844,451,588	$14,851,586	$371,222,005

	Small-Cap	Global	Intermediate	Total	Strategic	Sustainable
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$705,256,690	$567,461,790	$147,816,872	$409,037,576	$161,099,858	$148,892,561
Unrealized appreciation	175,046,127	124,840,098	5,941,844	15,271,619	4,804,293	8,021,635
Unrealized depreciation	(101,062,358)	(19,526,847)	(965,597)	(5,680,137)	(5,247,822)	(882,983)
Net unrealized app (dep)	73,983,769	105,313,251	4,976,247	9,591,482	(443,529)	7,138,652
Undistributed income	3,530,855	1,300,516	142,529	2,450,268	282,261	780,190
Undistributed capital gains	—	—	—	5,777,813	—	1,716,053
Total undistributed earnings	3,530,855	1,300,516	142,529	8,228,081	282,261	2,496,243
Other accumulated gains (losses)	(108,688,394)	(15,299,741)	(136,489)	(456,831)	(11,553,238)	(214,033)
Total distributable earnings (losses)	$(31,173,770)	$91,314,026	$4,982,287	$17,362,732	$(11,714,506)	$9,420,862

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Notes to Financial Statements
June 30, 2020

	Maryland	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic	Emerging
	Bond	Bond	Sustainable	Securities	European	Markets
	Fund	Fund	Bond Fund	Fund	Equity Fund	Select Fund
Cost of investments	$170,664,556	$1,059,910,869	$154,987,311	$260,026,469	$299,130,062	$272,217,003
Unrealized appreciation	6,657,878	38,060,774	1,425,828	12,440,802	51,749,697	37,405,059
Unrealized depreciation	(3,325,444)	(20,624,947)	(1,768,891)	(2,827,251)	(39,766,379)	(38,953,833)
Net unrealized app (dep)	3,332,434	17,435,827	(343,063)	9,613,551	11,983,318	(1,548,774)
Undistributed income	261,177 ^	1,744,275 ^	237,845 ^	275,697	—	741,953
Undistributed capital gains	—	—	—	—	9,571,328	—
Total undistributed earnings	261,177 ^	1,744,275^	237,845^	275,697	9,571,328	741,953
Other accumulated gains (losses)	(1,827,510)	(18,427,490)	(120,681)	(4,464,565)	52,229	(32,687,888)
Total distributable earnings (losses)	$1,766,101	$752,612	$(225,899)	$5,424,683	$21,606,875	$(33,494,709)

	Beutel
	Goodman
	Large-Cap
	Value Fund
Cost of investments	$445,894,958
Unrealized appreciation	46,191,705
Unrealized depreciation	(40,972,105)
Net unrealized app (dep)	5,219,600
Undistributed income	19,313,517
Undistributed capital gains	—
Total undistributed earnings	19,313,517
Other accumulated gains (losses)	(10,376,150)
Total distributable earnings (losses)	$14,156,967

^  Represents income that is exempt from federal income taxes.

The differences between tax basis and book basis amounts are primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

At June 30, 2020, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$(3,232,047)
Flexible Equity	—	—	—	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	(22,835,694)	—	(22,835,694)	—	(730,372)
Mid-Cap Growth	(2,742,698)	(1,125,440)	(3,868,138)	—	(32,303)
Small-Cap Growth	—	—	—	(21,077,752)	(4,224,687)
Small-Cap Fundamental Value	—	—	—	(108,688,394)	—
Global Leaders	(9,296,076)	(6,008,937)	(15,305,013)	—	—
Intermediate Income	—	—	—	—	—
Total Return	—	—	—	—	—
Strategic Bond	(6,245,571)	(5,049,986)	(11,295,557)	—	—
Sustainable Bond	—	—	—	—	—
Maryland Bond	—	(1,566,333)	(1,566,333)	—	—
Tax-Exempt Bond	(16,683,215)	—	(16,683,215)	—	—
Tax-Exempt Sustainable Bond	—	—	—	—	—
Mortgage Securities	(4,213,487)	—	(4,213,487)	—	—
WMC Strategic European Equity	—	—	—	—	—
Emerging Markets Select	(19,941,814)	(12,722,128)	(32,663,942)	—	—
Beutel Goodman Large-Cap Value	(3,511,850)	(6,864,300)	(10,376,150)	—	—

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Notes to Financial Statements
June 30, 2020

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
Fund	2020	2019	2020	2019	2020	2019
Growth Equity	$—	$—	$4,888,278	$—	$115,962,258	$202,855,773
Flexible Equity	—	—	2,585,878	2,104,882	21,095,915	14,658,366
Equity Income	—	—	1,352,123	1,928,181	6,766,399	9,837,503
Sustainable Growth	—	—	—	1,432,651	14,026,862	24,715,805
Mid-Cap Growth	—	—	105,406	280,109	45,005	—
Small-Cap Growth	—	—	3,942,913	11,630,630	24,659,111	28,238,707
Small-Cap Fundamental Value	—	—	4,501,408	20,916,108	43,206,208	112,248,607
Global Leaders	—	—	1,172,408	347,102	—	—
Intermediate Income	—	—	3,254,692	3,320,169	—	—
Total Return	—	—	12,593,609	5,950,670	3,141,637	—
Strategic Bond	—	—	6,557,989	6,389,003	—	—
Sustainable Bond	—	—	4,662,725	2,806,828	695,464	—
Maryland Bond	4,788,290	4,779,731	37,776	65,895	—	—
Tax-Exempt Bond	30,262,146	21,013,692	784,899	781,501	—	—
Tax-Exempt Sustainable Bond	702,671	N/A	34,831	N/A	—	N/A
Mortgage Securities	—	—	4,190,803	7,960,762	—	—
WMC Strategic European Equity	—	—	5,422,293	13,352,788	20,333,988	63,683,372
Emerging Markets Select	—	—	4,173,029	9,238,919	—	—
Beutel Goodman Large-Cap Value	—	—	6,225,197	4,272,001	1,432,531	—

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

U.S GAAP requires that certain components of net assets (presented on the Statements of Assets and Liabilities) be reclassified for permanent differences between financial reporting and tax reporting. These reclassifications are primarily the result of net operating losses, investments in real estate investment trusts, foreign currency transactions, distribution reclassifications, and income adjustments to asset-backed security transactions. These reclassifications have no impact on the net assets of the Funds or the Funds’ NAV’s. For the year ended June 30, 2020, the following reclassifications were made:

	Paid-in	Distributable		Paid-in	Distributable
Fund	Capital	Earnings (Loss)	Fund	Capital	Earnings (Loss)
Growth Equity	$149,144,345	$(149,144,345)	Strategic Bond	$—	$—
Flexible Equity	1,296,975	(1,296,975)	Sustainable Bond	460,233	(460,233)
Equity Income	480,408	(480,408)	Maryland Bond	60	(60)
Sustainable Growth	(323,227)	323,227	Tax-Exempt Bond	(160)	160
Mid-Cap Growth	(10,220)	10,220	Tax-Exempt Sustainable Bond	—	—
Small-Cap Growth	(5,396,305)	5,396,305	Mortgage Securities	—	—
Small-Cap Fundamental Value	(58)	58	WMC Strategic European Equity	7,437,749	(7,437,749)
Global Leaders	—	—	Emerging Markets Select	—	—
Intermediate Income	229,824	(229,824)	Beutel Goodman Large-Cap Value	—	—
Total Return	1,216,737	(1,216,737)

Note 6. Futures Contracts

The Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the year ended June 30, 2020. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the market value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at market value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

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Notes to Financial Statements
June 30, 2020

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the year ended June 30, 2020, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Intermediate Income	Interest Rate	$30,461,645	$—
Total Return	Interest Rate	124,155,365	(13,569,863)
Strategic Bond	Interest Rate	—	(4,761,632)
Sustainable Bond	Interest Rate	46,849,109	(15,195,739)
Mortgage Securities	Interest Rate	47,612,683	(4,419,868)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk.  Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of June 30, 2020, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of June 30, 2020 was 3.25% (prime rate). The following table shows the details of the Funds’ borrowing activity during the year ended June 30, 2020. Funds that are not listed did not utilize the line of credit during the period.

	Maximum		Total Interest	Average
	Outstanding	Average Daily	Expense	Annual
Fund	Balance	Balance	Incurred	Interest Rate
Total Return	$1,294,000	$6,740	$223	3.25%
WMC Strategic European Equity	758,000	11,071	366	3.25%
Emerging Markets Select	2,054,000	11,943	395	3.25%
Beutel Goodman Large-Cap Value	82,000	224	10	4.25%

As of the date of this report, none of the Funds had any outstanding borrowings under the line of credit.

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Notes to Financial Statements
June 30, 2020

Note 8. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has significantly disrupted economic markets.  The ultimate short-term and long-term impact on economies, markets, industries, and individual issuers in which the Funds invest is unknown. The financial performance of the issuers of securities in which the Funds invest depends on future developments including the duration and spread of the outbreak.  This uncertainty may adversely affect the value and liquidity of the Funds’ investments.

Note 9. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to June 30, 2020 that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Brown Advisory Funds
Baltimore, MD

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Mid-Cap Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments, as of June 30, 2020, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory Growth	For the year ended	For each of the two years	For each of the five years in the period
Equity Fund, Brown Advisory	June 30, 2020	in the period ended	ended June 30, 2020
Flexible Equity Fund, Brown		June 30, 2020
Advisory Equity Income Fund,
Brown Advisory Sustainable
Growth Fund, Brown Advisory
Small-Cap Growth Fund,
Brown Advisory Small-Cap
Fundamental Value Fund,
Brown Advisory Global
Leaders Fund, Brown Advisory
Intermediate Income Fund,
Brown Advisory Total Return
Fund, Brown Advisory Strategic
Bond Fund, Brown Advisory
Maryland Bond Fund, Brown
Advisory Tax-Exempt Bond
Fund, Brown Advisory
Mortgage Securities Fund,
Brown Advisory – WMC
Strategic European Equity
Fund, Brown Advisory
Emerging Markets Select Fund

Brown Advisory	For the year ended	For each of the two years	For each of the two years in the period
Mid-Cap	June 30, 2020	in the period ended	ended June 30, 2020 and the period from
Growth Fund		June 30, 2020	October 2, 2017 (commencement of
operations) through June 30, 2018

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Report of Independent Registered Public Accounting Firm

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory	For the year ended	For each of the two years	For each of the two years in the period
Sustainable	June 30, 2020	in the period ended	ended June 30, 2020 and the period from
Bond Fund		June 30, 2020	August 7, 2017 (commencement of
operations) through June 30, 2018

Brown Advisory	For the period from	For the period from	For the period from December 2, 2019
Tax-Exempt	December 2, 2019	December 2, 2019	(commencement of operations)
Sustainable	(commencement of	(commencement of	through June 30, 2020
Bond Fund	operations) through	operations) through
	June 30, 2020	June 30, 2020

Brown Advisory –	For the year ended	For each of the two years	For each of the two years in the period
Beutel Goodman	June 30, 2020	in the period ended	ended June 30, 2020 and the period
Large-Cap		June 30, 2020	from February 13, 2018 (commencement
Value Fund			of operations) through June 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2008.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 25, 2020

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Expense Example For the Six Months Ended June 30, 2020 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2020 – June 30, 2020).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2020	June 30, 2020	During the Period*	June 30, 2020	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,104.60	$3.56	$1,021.48	$3.42	0.68%
Investor Shares	$1,000.00	$1,103.70	$4.34	$1,020.74	$4.17	0.83%
Advisor Shares	$1,000.00	$1,101.80	$5.64	$1,019.49	$5.42	1.08%

Flexible Equity Fund
Institutional Shares	$1,000.00	$ 976.70	$2.75	$1,022.08	$2.82	0.56%
Investor Shares	$1,000.00	$ 975.90	$3.49	$1,021.33	$3.57	0.71%
Advisor Shares	$1,000.00	$ 974.70	$4.71	$1,020.09	$4.82	0.96%

www.brownadvisory.com/mf

Expense Example For the Six Months Ended June 30, 2020 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2020	June 30, 2020	During the Period*	June 30, 2020	During the Period*	Ratio*
Equity Income Fund
Institutional Shares	$1,000.00	$ 918.90	$3.86	$1,020.84	$4.07	0.81%
Investor Shares	$1,000.00	$ 917.50	$4.58	$1,020.09	$4.82	0.96%
Advisor Shares	$1,000.00	$ 916.80	$5.77	$1,018.85	$6.07	1.21%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,133.70	$3.66	$1,021.43	$3.47	0.69%
Investor Shares	$1,000.00	$1,132.60	$4.45	$1,020.69	$4.22	0.84%
Advisor Shares	$1,000.00	$1,131.20	$5.78	$1,019.44	$5.47	1.09%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,004.40	$3.49	$1,021.38	$3.52	0.70%
Investor Shares	$1,000.00	$1,002.90	$4.23	$1,020.64	$4.27	0.85%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,002.30	$4.83	$1,020.04	$4.87	0.97%
Investor Shares	$1,000.00	$1,001.40	$5.57	$1,019.29	$5.62	1.12%
Advisor Shares	$1,000.00	$1,000.50	$6.81	$1,018.05	$6.87	1.37%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$ 753.10	$4.23	$1,020.04	$4.87	0.97%
Investor Shares	$1,000.00	$ 752.50	$4.88	$1,019.29	$5.62	1.12%
Advisor Shares	$1,000.00	$ 751.40	$5.97	$1,018.05	$6.87	1.37%

Global Leaders Fund
Institutional Shares	$1,000.00	$ 966.90	$3.67	$1,021.13	$3.77	0.75%
Investor Shares	$1,000.00	$ 966.30	$4.40	$1,020.39	$4.52	0.90%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,036.80	$2.58	$1,022.33	$2.56	0.51%
Advisor Shares	$1,000.00	$1,036.40	$3.85	$1,021.08	$3.82	0.76%

Total Return Fund
Institutional Shares	$1,000.00	$1,051.00	$2.24	$1,022.68	$2.21	0.44%
Investor Shares	$1,000.00	$1,050.80	$2.50	$1,022.43	$2.46	0.49%

Strategic Bond Fund
Institutional Shares	$1,000.00	$ 977.50	$2.80	$1,022.03	$2.87	0.57%
Investor Shares	$1,000.00	$ 979.20	$3.05	$1,021.78	$3.12	0.62%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,057.60	$2.40	$1,022.53	$2.36	0.47%
Investor Shares	$1,000.00	$1,057.40	$2.66	$1,022.28	$2.61	0.52%

Maryland Bond Fund
Investor Shares	$1,000.00	$ 993.20	$2.43	$1,022.43	$2.46	0.49%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$ 991.80	$2.08	$1,022.77	$2.11	0.42%
Investor Shares	$1,000.00	$ 992.50	$2.33	$1,022.53	$2.36	0.47%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$ 994.40	$2.73	$1,022.13	$2.77	0.55%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,042.40	$2.39	$1,022.53	$2.36	0.47%
Investor Shares	$1,000.00	$1,042.10	$2.64	$1,022.28	$2.61	0.52%

www.brownadvisory.com/mf

Expense Example For the Six Months Ended June 30, 2020 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2020	June 30, 2020	During the Period*	June 30, 2020	During the Period*	Ratio*
WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$ 931.70	$5.33	$1,019.34	$5.57	1.11%
Investor Shares	$1,000.00	$ 931.60	$6.05	$1,018.60	$6.32	1.26%
Advisor Shares	$1,000.00	$ 930.10	$7.25	$1,017.35	$7.57	1.51%

Emerging Markets Select Fund
Institutional Shares	$1,000.00	$ 891.30	$5.64	$1,018.90	$6.02	1.20%
Investor Shares	$1,000.00	$ 890.30	$6.34	$1,018.15	$6.77	1.35%
Advisor Shares	$1,000.00	$ 888.80	$7.51	$1,016.91	$8.02	1.60%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$ 921.80	$2.68	$1,022.08	$2.82	0.56%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (182) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (366).

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”), Brown Advisory Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each investment series of the Trust (each a “Fund” and collectively, the “Funds”) which seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined in Rule 22e-4 as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interest in the fund.  The Program includes policies and procedures reasonably designed to comply with the requirements of the Liquidity Rule, including: (i) assess and manage each Fund’s Liquidity Risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable and (iv) compliance with the Liquidity Rule’s 15% limit on holdings of illiquid investments.

The Board of Trustees (the “Board”) of the Funds has designated Brown Advisory LLC (the “Adviser”), investment adviser to the Trust, to administer the Program.  The Adviser has delegated the day-to-day management of the Program to its Investment Risk Management Committee (the “Committee”) which consists of representatives from various departments at the Adviser, including portfolio management, due diligence, trading and legal and compliance.  Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data.

At the meeting of the Board on May 13, 2020, the Adviser provided a written report to the Board addressing the operations and effectiveness of the Program for the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”) and specific liquidity events arising during the Reporting Period, including the impact on Fund liquidity caused by certain extended non-U.S. market closures.  During the Reporting Period, each of the Funds qualified as a fund that primarily holds assets that are highly liquid investments and, therefore, no Fund was required to establish an HLIM.  The report concluded that the Program was adequately implemented and is operating effectively to assess and manage each Fund’s Liquidity Risk and it was further reported that the Program continues to be reasonably designed to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

www.brownadvisory.com/mf

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisory.com/mf/how-to-invest.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	19	None.
Age: 77		Since 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since 2015
Suite 400	Trustee
Baltimore, MD 21231
Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	19	Director, SunTrust
Age: 68		Since 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(2011 to 2018);
Suite 400					Director, BrightSphere
Baltimore, MD 21231					Investment Group
plc (asset management
holding company)
(since 2014); Director,
Eastman Kodak Co.
(printing equipment
and supplies company)
(2010 to 2013).
Thomas F. O’Neil III	Trustee	Indefinite Term;	Global Compliance Officer, Cigna Corporation	19	None.
Age: 63		Since 2012	(health services company) (since 2017), Formerly,
c/o Brown Advisory LLC			President, The Saranac Group LLC (strategic
901 South Bond Street			consulting firm) (2010 to 2016); Formerly,
Suite 400			Executive Vice Chairman (previously, Senior
Baltimore, MD 21231			Vice President, General Counsel and Secretary)
WellCare Health Plans, Inc.(managed healthcare
organization) (2008 to 2009); Formerly, Partner
and Joint Global Practice Group Leader, DLA
Piper US LLP (law firm) (2002 to 2008).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	19	None.
Age: 49		Since 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231

Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	19	Stanley Black &
Age: 62		Since 2012	Advisory Incorporated and affiliates (investment		Decker, Inc. (industrial
c/o Brown Advisory			management firm) (since 1993).		tools and hardware)
Incorporated					(since 2016).
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisory.com/mf

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	19	Director of Franklin
Age: 83	and Trustee	Since 2012	consulting) (since 1997); Formerly; Director of		Resources, Inc.
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment		(investment
901 South Bond Street			management firm) (2001 to 2012).		management firm)
Suite 400					(2005 to 2013).
Baltimore, MD 21231
Paul J. Chew	President/	Indefinite Term;	Chief Investment Officer, Brown Advisory	Not	Not
Age: 54	Principal	Since October 2018	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory	Executive		management firm) (since 1995).
Incorporated	Officer
901 South Bond Street
Suite 400	Senior Vice	2016 to
Baltimore, MD 21231	President	October 2018
Carey E. Taylor	Vice	Indefinite Term;	Chief Operating Officer of	Not	Not
Age: 32	President	Since 2015	Institutional Investing, Brown Advisory	Applicable.	Applicable.
c/o Brown Advisory			Incorporated and affiliates (investment
Incorporated			management firm) (since 2018); Formerly,
901 South Bond Street			Product Manager, Brown Advisory
Suite 400			Incorporated and affiliates (investment
Baltimore, MD 21231			management firm) (2013 to 2018).
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 41	Principal	Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 49		Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 44	Compliance	Since 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009).
901 South Bond Street	Anti-Money	Indefinite Term:
Suite 400	Laundering	Since 2012
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
Fund	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity	0.00%	100.00%	100.00%	3.80%	100.00%
Flexible Equity	0.00%	100.00%	100.00%	2.44%	0.00%
Equity Income	0.00%	100.00%	100.00%	2.83%	0.00%
Sustainable Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Mid-Cap Growth	0.00%	56.22%	59.93%	3.38%	100.00%
Small-Cap Growth	0.00%	87.99%	87.10%	9.03%	100.00%
Small-Cap Fundamental Value	0.00%	100.00%	100.00%	3.13%	0.00%
Global Leaders	0.00%	100.00%	92.00%	16.90%	0.00%
Intermediate Income	0.00%	0.00%	0.00%	100.00%	0.00%
Total Return	0.00%	0.00%	0.00%	84.20%	29.54%
Strategic Bond	0.00%	0.00%	0.00%	100.00%	0.00%
Sustainable Bond	0.00%	0.00%	0.00%	82.89%	18.82%
Maryland Bond	99.22%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Bond	97.47%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Sustainable Bond	95.28%	0.00%	0.00%	100.00%	0.00%
Mortgage Securities	0.00%	0.00%	0.00%	100.00%	0.00%
WMC Strategic European Equity	0.00%	100.00%	0.00%	2.52%	0.00%
Emerging Markets Select	0.00%	100.00%	1.15%	2.18%	0.00%
Beutel Goodman Large-Cap Value	0.00%	65.03%	60.75%	1.24%	43.96%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	BIABX	115233470	BATBX	115233710	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	—	—	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$330,850	$310,650
Audit-Related Fees	N/A	N/A
Tax Fees	$53,200	$50,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Brown Advisory Funds

By (Signature and Title)*                    /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     September 4, 2020

By (Signature and Title)*                   /s/ Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     September 4, 2020

* Print the name and title of each signing officer under his or her signature.